As filed with the Securities and Exchange
                   Commission on April 30, 2003


                                                      File Nos. 33-18647
                                                                811-5398

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A


        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                 1933 Pre-Effective Amendment No.
                 Post-Effective Amendment No. 35


                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         Amendment No. 36

           --------------------------------------------

      ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

 Registrant's Telephone Number, including Area Code:(800)221-5672
 ----------------------------------------------------------------

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105

              (Name and address of agent for service
                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

      It is proposed that this filing will become effective
      (check appropriate box)


      ___   Immediately upon filing pursuant to paragraph (b)
       X    On May 1, 2003 pursuant to paragraph (b)
      ___   60 days after filing pursuant to paragraph (a)(1)
      ___   On (date) pursuant to paragraph (a)(1)
      ___   75 days after filing pursuant to paragraph (a)(2)
      ___   On (date) pursuant to paragraph (a) of Rule 485


      If appropriate, check the following box:

      ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                              CLASS A PROSPECTUS


                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS


                               SERIES FUND, INC.


                                  MAY 1, 2003



                    AllianceBernstein Money Market Portfolio


                   AllianceBernstein Premier Growth Portfolio


                 AllianceBernstein Growth and Income Portfolio


       AllianceBernstein U.S. Government/High Grade Securities Portfolio


                     AllianceBernstein High Yield Portfolio


                    AllianceBernstein Total Return Portfolio


                   AllianceBernstein International Portfolio


                    AllianceBernstein Global Bond Portfolio


             AllianceBernstein Americas Government Income Portfolio


              AllianceBernstein Global Dollar Government Portfolio

                   AllianceBernstein Utility Income Portfolio

                       AllianceBernstein Growth Portfolio


              AllianceBernstein Worldwide Privatization Portfolio


                     AllianceBernstein Technology Portfolio


                       AllianceBernstein Quasar Portfolio

               AllianceBernstein Real Estate Investment Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Small Cap Value Portfolio
                       AllianceBernstein Value Portfolio

            AllianceBernstein U.S. Large Cap Blended Style Portfolio


   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   28
    Principal Risks by Portfolio............................   30
FEES AND EXPENSES OF THE PORTFOLIOS.........................   32
GLOSSARY....................................................   36
DESCRIPTION OF THE PORTFOLIOS...............................   38
    Investment Objectives and Principal Policies............   38
    Description of Additional Investment Practices..........   62
    Additional Risk Considerations..........................   75
MANAGEMENT OF THE PORTFOLIOS................................   81
PURCHASE AND SALE OF SHARES.................................   85
    How The Portfolios Value Their Shares...................   85
    How To Purchase and Sell Shares.........................   85
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   85
FINANCIAL HIGHLIGHTS........................................   86
APPENDIX A..................................................   96
APPENDIX B..................................................   99

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


                              RISK/RETURN SUMMARY


The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.



The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 28.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.


    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  1.10%      4.04%      4.03%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART

[BAR CHART]

93                                                                                2.3
94                                                                                3.3
95                                                                                  5
96                                                                                4.7
97                                                                                5.1
98                                                                                  5
99                                                                                4.7
00                                                                                5.9
01                                                                                3.5
02                                                                                1.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and



    WORST QUARTER was up 0.23%, 4th quarter, 2002.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -30.64%    -1.27%      9.32%
Russell 1000 Growth Index..........................  -27.88%    -3.84%      6.70%
S&P 500 Index......................................  -22.09%    -0.58%      9.34%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                                12.6
94                                                                                -3.0
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                48.0
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 29.72%, 4th quarter, 1998; and



    WORST QUARTER was down -18.81%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -22.05%    3.70%      11.22%
Russell 1000 Value Index...........................  -15.52%    1.16%      10.80%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                               11.7
94                                                                               -0.4
95                                                                               35.8
96                                                                               24.1
97                                                                               28.8
98                                                                               20.9
99                                                                               11.4
00                                                                               13.9
01                                                                                0.4
02                                                                              -22.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.67%, 4th quarter, 1998; and



    WORST QUARTER was down -17.68%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   7.79%     6.40%       6.62%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............  11.19%     7.62%       7.66%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                                9.2
94                                                                               -4.0
95                                                                               19.3
96                                                                                2.6
97                                                                                8.7
98                                                                                8.2
99                                                                               -2.5
00                                                                               11.1
01                                                                                7.9
02                                                                                7.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and



    WORST QUARTER was down -3.08%, 1st quarter, 1994.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  -3.03%     -2.32%      -1.63%
First Boston High Yield Index......................   3.10%      1.44%       1.71%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.


                                   BAR CHART
[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                               -3.7
99                                                                               -2.6
00                                                                               -5.2
01                                                                                3.0
02                                                                               -3.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 6.49%, 1st quarter, 1998; and



    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -10.58%    5.10%       8.85%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index...  -10.40%    2.30%       7.74%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                                 9.7
94                                                                                -3.8
95                                                                                23.7
96                                                                                15.2
97                                                                                21.1
98                                                                                17.0
99                                                                                 6.5
00                                                                                12.5
01                                                                                 2.3
02                                                                               -10.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.38%, 4th quarter, 1998; and



    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -15.28%    -3.53%      2.81%
MSCI EAFE Index....................................  -15.66%    -2.61%      4.30%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                                21.6
94                                                                                 6.7
95                                                                                 9.9
96                                                                                 7.3
97                                                                                 3.3
98                                                                                13.0
99                                                                                40.2
00                                                                               -19.9
01                                                                               -22.4
02                                                                               -15.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 27.15%, 4th quarter, 1999; and



    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  16.91%     4.79%       5.92%
Salomon World Government Bond Index
  (unhedged in U.S. dollars).........................  19.49%     5.81%       6.63%



The average annual total returns in the performance table are for periods ended December 31, 2002.


                                   BAR CHART
[BAR CHART]


93                                                                               11.2
94                                                                               -5.2
95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                               17.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.69%, 1st quarter, 1995; and



    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.


    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.


    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  10.99%     7.93%       8.67%
Lehman Brothers Aggregate Bond Index...............  10.25%     7.55%       8.10%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   9.64%     7.45%       7.42%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.


                                   BAR CHART
[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                               11.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and



    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  16.14%     7.42%       10.88%
J.P. Morgan Emerging Markets Bond Index Plus.......  14.24%     7.18%       12.53%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                23.0
96                                                                                24.9
97                                                                                13.2
98                                                                               -21.7
99                                                                                26.1
00                                                                                14.1
01                                                                                 9.4
02                                                                                16.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.02%, 4th quarter, 1999; and



    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -22.12%    -0.10%      5.83%
NYSE Utilities Index..............................  -29.34%    -7.01%      1.40%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                21.5
96                                                                                 7.9
97                                                                                25.7
98                                                                                23.9
99                                                                                19.4
00                                                                                11.5
01                                                                               -22.5
02                                                                               -22.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 12.90%, 4th quarter, 1998; and



    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -28.08%    -4.70%       7.84%
Russell 3000 Index................................  -21.54%    -0.71%       9.46%
S&P 500 Index.....................................  -22.09%    -0.58%       9.97%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                35.2
96                                                                                28.5
97                                                                                30.0
98                                                                                28.7
99                                                                                34.5
00                                                                               -17.5
01                                                                               -23.5
02                                                                               -28.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 32.47%, 4th quarter, 1998; and



    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Because the Portfolio invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   -4.19%     1.44%      5.67%
MSCI World Index (EX-US)..........................  -15.51%    -2.44%      0.87%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                               -23.0
01                                                                               -17.3
02                                                                                -4.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 34.70%, 4th quarter, 1999; and



    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -41.71%    -0.31%      2.12%
Nasdaq Composite Index............................  -31.53%    -3.19%      3.40%
S&P 500 Index.....................................  -22.09%    -0.58%      6.44%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 6.5
98                                                                                63.8
99                                                                                75.7
00                                                                               -21.5
01                                                                               -25.2
02                                                                               -41.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 47.67%, 4th quarter, 1999; and



    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -31.77%    -8.97%      -3.63%
Russell 2000 Growth Index.........................  -30.26%    -6.59%      -2.59%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 25.28%, 4th quarter, 2001; and



    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                  1 YEAR     5 YEARS    INCEPTION
                                                  -------    -------    ---------
Portfolio.......................................    2.60%     2.03%       5.34%
S&P 500 Index...................................  -22.09%    -0.58%       3.41%
NAREIT Equity Index.............................    3.82%     3.30%       5.84%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.


                                   BAR CHART
[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                               -19.1
99                                                                                -5.1
00                                                                                26.7
01                                                                                10.8
02                                                                                 2.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 11.80%, 2nd quarter, 2000; and



    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, it has country or geographic risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.


                     PERFORMANCE INFORMATION AND BAR CHART



                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   -5.15%     -3.93%
MSCI EAFE Index.............................................  -15.66%    -16.97%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 10, 2001 for the Portfolio and May 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                               -5.2



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 10.91%, 4th quarter, 2002; and



    WORST QUARTER was down -21.73%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.


                     PERFORMANCE INFORMATION AND BAR CHART



                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   -6.20%      2.90%
Russell 2500 Index..........................................  -17.80%    -12.28%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 2, 2001 for the Portfolio and May 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                               -6.2



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 11.16%, 4th quarter, 2002; and



    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE*



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -12.95%     -7.59%
Russell 1000 Value Index....................................  -15.52%    -13.85%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 1, 2001 for the Portfolio and May 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                              -13.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 10.48%, 4th quarter, 2002; and



    WORST QUARTER was down -18.10%, 3rd quarter, 2002.



* Because the Portfolio does not have Class A shares outstanding in the most recent full calendar year, the annual total returns shown are for Class B shares, which are not offered in this Prospectus. Class A shares would have had substantially similar annual returns to Class B shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO



    Objective: The investment objective of the Portfolio is long-term growth of capital.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long term return for a given level of risk. Alliance applies its optimization model at least weekly and more frequently when conditions warrant. Normally, approximately 50% of the Portfolio's value will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Alliance will periodically rebalance the Portfolio to maintain this targeted allocation.



    The growth stocks used in the optimization process are selected through application of Alliance's Large Cap Growth investment discipline. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



    The value stocks used in the optimization process are selected through application of the Large Cap Value investment discipline. This discipline follows a universe of approximately 700 companies with larger capitalizations and looks to identify and quantify the critical variables that influence a business's performance and to analyze the results in order to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend paying capability.



    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.



                        PERFORMANCE TABLE AND BAR CHART



    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.


    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Money
  Market Portfolio......     X         X
AllianceBernstein
  Premier Growth
  Portfolio.............                        X                                X         X
AllianceBernstein Growth
  and Income
  Portfolio.............     X         X        X                                X         X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............     X         X        X
AllianceBernstein High
  Yield Portfolio.......     X         X        X                                X         X                        X
AllianceBernstein Total
  Return Portfolio......     X         X        X
AllianceBernstein
  International
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Bond Portfolio........     X         X        X                                X         X                        X
AllianceBernstein
  Americas Government
  Income Portfolio......     X         X        X                                X         X           X            X
AllianceBernstein Global
  Dollar Government
  Portfolio.............     X         X        X                                X         X           X            X
AllianceBernstein
  Utility Income
  Portfolio.............     X         X        X          X
AllianceBernstein Growth
  Portfolio.............     X         X        X                     X          X         X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............     X         X        X          X                     X         X           X
AllianceBernstein
  Technology
  Portfolio.............     X         X        X          X                     X         X
AllianceBernstein Quasar
  Portfolio.............     X         X        X                     X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Money
  Market Portfolio......                                            X
AllianceBernstein
  Premier Growth
  Portfolio.............                                            X          X
AllianceBernstein Growth
  and Income
  Portfolio.............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............       X                                    X
AllianceBernstein High
  Yield Portfolio.......       X            X                       X
AllianceBernstein Total
  Return Portfolio......                                            X
AllianceBernstein
  International
  Portfolio.............                                            X
AllianceBernstein Global
  Bond Portfolio........       X            X                       X          X
AllianceBernstein
  Americas Government
  Income Portfolio......       X            X                       X          X
AllianceBernstein Global
  Dollar Government
  Portfolio.............       X            X                       X          X
AllianceBernstein
  Utility Income
  Portfolio.............                                            X
AllianceBernstein Growth
  Portfolio.............                                            X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............                                            X          X
AllianceBernstein
  Technology
  Portfolio.............                                            X
AllianceBernstein Quasar
  Portfolio.............                                            X

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Real
  Estate Investment
  Portfolio.............     X         X        X          X
AllianceBernstein
  International Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein Small
  Cap Value Portfolio...                        X          X          X          X         X
AllianceBernstein Value
  Portfolio.............                        X                                X         X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                        X                                X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Real
  Estate Investment
  Portfolio.............                                            X
AllianceBernstein
  International Value
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Value Portfolio...                                            X
AllianceBernstein Value
  Portfolio.............                                            X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                                X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS



This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



SHAREHOLDER FEES (fees paid directly from your investment) NONE



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES



The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.



The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   69
     Other expenses                                  .18%  After 3 Yrs.      $  218
                                                   -----
     Total Portfolio operating expenses              .68%  After 5 Yrs.      $  379
                                                   =====
                                                           After 10 Yrs.     $  847
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses             1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   69
     Other expenses                                  .05%  After 3 Yrs.      $  218
                                                   -----
     Total Portfolio operating expenses              .68%  After 5 Yrs.      $  379
                                                   =====
                                                           After 10 Yrs.     $  847
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $   84
     Other expenses                                  .22%  After 3 Yrs.      $  262
                                                   -----
     Total Portfolio operating expenses              .82%  After 5 Yrs.      $  455
                                                   =====
                                                           After 10 Yrs.     $1,014
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  148
     Other expenses                                  .70%  After 3 Yrs.      $  459
                                                   -----
     Total Portfolio operating expenses(a)          1.45%  After 5 Yrs.      $  792
                                                   =====
                                                           After 10 Yrs.     $1,735

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses              .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  169
     Other expenses                                  .66%  After 3 Yrs.      $  523
                                                   -----
     Total Portfolio operating expenses(a)          1.66%  After 5 Yrs.      $  902
                                                   =====
                                                           After 10 Yrs.     $1,965
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  119
     Other expenses                                  .52%  After 3 Yrs.      $  372
                                                   -----
     Total Portfolio operating expenses(a)          1.17%  After 5 Yrs.      $  644
                                                   =====
                                                           After 10 Yrs.     $1,420
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  107
     Other expenses                                  .40%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses(a)          1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs      $1,283
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  203
     Other expenses                                 1.25%  After 3 Yrs.      $  627
                                                   -----
     Total Portfolio operating expenses(a)          2.00%  After 5 Yrs.      $1,078
                                                   =====
                                                           After 10 Yrs.     $2,327
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  124
     Other expenses                                  .47%  After 3 Yrs.      $  387
                                                   -----
     Total Portfolio operating expenses             1.22%  After 5 Yrs.      $  670
                                                   =====
                                                           After 10 Yrs.     $1,477
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   90
     Other expenses                                  .13%  After 3 Yrs.      $  281
                                                   -----
     Total Portfolio operating expenses              .88%  After 5 Yrs.      $  488
                                                   =====
                                                           After 10 Yrs.     $1,084

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  201
     Other expenses                                  .98%  After 3 Yrs.      $  621
                                                   -----
     Total Portfolio operating expenses(a)          1.98%  After 5 Yrs.      $1,068
                                                   =====
                                                           After 10 Yrs.     $2,306
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  122
     Other expenses                                  .20%  After 3 Yrs.      $  381
                                                   -----
     Total Portfolio operating expenses             1.20%  After 5 Yrs.      $  660
                                                   =====
                                                           After 10 Yrs.     $1,455
ALLIANCEBERNSTEIN QUASAR PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  127
     Other expenses                                  .25%  After 3 Yrs.      $  397
                                                   -----
     Total Portfolio operating expenses(a)          1.25%  After 5 Yrs.      $  686
                                                   =====
                                                           After 10 Yrs.     $1,511
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  131
     Other expenses                                  .39%  After 3 Yrs.      $  409
                                                   -----
     Total Portfolio operating expenses(a)          1.29%  After 5 Yrs.      $  708
                                                   =====
                                                           After 10 Yrs.     $1,556
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  122
     Other expenses                                 1.20%  After 3 Yrs.(c)   $  592
                                                   -----
     Total Portfolio operating expenses             2.20%  After 5 Yrs.(c)   $1,088
                                                   =====
     Waiver and/or expense reimbursement(b)        (1.00)% After 10 Yrs.(c)  $2,456
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  122
     Other expenses                                  .41%  After 3 Yrs.(c)   $  426
                                                   -----
     Total Portfolio operating expenses             1.41%  After 5 Yrs.(c)   $  751
                                                   =====
     Waiver and/or expense reimbursement(b)         (.21)% After 10 Yrs.(c)  $1,673
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  122
     Other expenses                                 1.53%  After 3 Yrs.(c)   $  609
                                                   -----
     Total Portfolio operating expenses             2.28%  After 5 Yrs.(c)   $1,122
                                                   =====
     Waiver and/or expense reimbursement(b)        (1.08)% After 10 Yrs.(c)  $2,532
                                                   -----
     Net Expenses                                   1.20%
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  122
     Other expenses(d)                               .64%  After 3 Yrs.(c)   $  474
                                                   -----
     Total Portfolio operating expenses             1.64%
                                                   =====
     Waiver and/or expense reimbursement(b)         (.44)%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====


------------------------

(a) Expenses have been restated to reflect current fees, which do not reflect Alliance's contractual fee waiver that limited total portfolio operating expenses, on an annualized basis, to .95% and was not extended by Alliance beyond May 1, 2002.



(b) Alliance has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio to the extent necessary to prevent total portfolio operating expenses, on an annualized basis, from exceeding 1.20%.



(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.



(d) Based on estimated expenses.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.


RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.



RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.



RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES


ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.


ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2002, the Portfolio's investments were rated (or equivalent quality):



    -   AAA                          .27%


    -   A-1+                         4.27%


    -   BBB                          6.28%


    -   Ba or BB                    29.08%


    -   B                            55.68%


    -   CCC                          2.90%


    -   CC                             0%


    -   C                              .13%


    -   Unrated                       1.39%


When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").



The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.



The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.



Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.



Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.


The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.


As of December 31, 2002, securities ratings (or equivalent quality) of the Portfolio's securities were:



    -   AAA                3.74%


    -   BBB               21.78%


    -   Ba or BB          35.07%


    -   B                 34.31%


    -   CCC                 .64%


    -   unrated            4.46%


The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into INTEREST RATE SWAPS, CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call options for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    - invest in LOAN PARTICIPATIONS AND ASSIGNMENTS up to 25% of its total assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;


    - enter into the purchase or sale of FUTURES CONTRACTS for fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.


ALLIANCEBERNSTEIN GROWTH PORTFOLIO


The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.


ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;


    - enter into the purchase or sale of FUTURES CONTRACTS for fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.


ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


ALLIANCEBERNSTEIN QUASAR PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

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To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of 50 to 75 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 100 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of approximately 40 quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall fund volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.

The Portfolio may also:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;


    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2003, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;


    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Portfolio. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;


    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO



The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance applies its proprietary portfolio optimization model to stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long term return for a given level of risk.



Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000TM Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.



The growth stocks used in the optimization process are selected through application of the Large Cap Growth investment discipline. This discipline emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Through application of the Large Cap Growth investment process described below, Alliance will normally develop a universe of securities of 40-60 large cap growth companies. Typically, the top 35-40 of these securities will be used in the optimization model.



The Large Cap Growth investment process emphasizes stock selection and investment in the securities of a limited number of issuers. The process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.



Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.



Alliance expects the average market capitalization of the growth stocks selected for inclusion in the optimization model normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The value stocks used in the optimization process are selected through application of the Large Cap Value investment discipline. This discipline selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Through this investment process, Alliance selects 40-60 stocks that will be used in the optimization model.



The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. The Large Cap Value investment process relies on Alliance's large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalization's. For each company in the research universe, the present value of the company's future cash flow, as forecast by Alliance analysts, is compared to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, an expected rate of return is derived for each stock.



The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.



A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research. The Research Review committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.



The Optimization Process



Alliance's optimization process is designed to enable Alliance to develop a single portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. The optimization process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research universes. Alliance, using the investment process described above, rates each of the stocks in the Large Cap Growth universe to identify the top 35 companies. These companies comprise the growth stocks input into the optimization model. Alliance also ranks the stocks in the Large Cap Value universe on a "best" to "worst" basis, using its proprietary dividend discount model to generate an expected rate of return for each security. Through this process, Alliance selects 40-60 stocks which become the value stocks input into the optimization model.



Alliance then applies its proprietary optimization model to the securities within each investment discipline. The model uses the S&P 500 Index as its benchmark and takes into consideration a multitude of factors for each stock, including each investment team's relative rankings of the stocks within their respective disciplines, and then develops a single unified portfolio of approximately 45-60 stocks that is designed to provide an efficiently diversified portfolio between "growth" and "value". This portfolio is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance applies its optimization model at least weekly and more frequently when conditions warrant. The optimization model targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-


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


55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.



The Portfolio also may:



    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;



    -   invest up to 20% of its total assets in FOREIGN SECURITIES;



    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;



    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;



    -   purchase and sell exchange-traded index OPTIONS;



    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;



    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;



    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;



    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;



    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and



    -   enter into REPURCHASE AGREEMENTS.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if

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derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


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    The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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    -   Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.


Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.



Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.


Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

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The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with
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changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling
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interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may

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acquire an interest in a loan is through a participation and not an assignment.
A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by

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GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will

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result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days
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later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.


REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the

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commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt
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obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.


PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.


TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

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EFFECTS OF BORROWING.  A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally

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affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.


Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios, currently have approximately 7.4 million shareholder accounts.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2002 the Portfolios paid Alliance as a percentage of average net assets:



                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................       .50%
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................       .60%
AllianceBernstein High Yield Portfolio......................       .68%
AllianceBernstein Total Return Portfolio....................       .63%
AllianceBernstein International Portfolio...................       .82%
AllianceBernstein Global Bond Portfolio.....................       .65%
AllianceBernstein Americas Government Income Portfolio......       .65%
AllianceBernstein Global Dollar Government Portfolio........       .58%
AllianceBernstein Utility Income Portfolio..................       .75%
AllianceBernstein Growth Portfolio..........................       .75%
AllianceBernstein Worldwide Privatization Portfolio.........       .76%
AllianceBernstein Technology Portfolio......................      1.00%
AllianceBernstein Quasar Portfolio..........................       .88%
AllianceBernstein Real Estate Investment Portfolio..........       .79%
AllianceBernstein International Value Portfolio.............       .29%
AllianceBernstein Small Cap Value Portfolio.................       .85%
AllianceBernstein Value Portfolio...........................       .67%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio**...............................................         0%


------------

 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2002. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: AllianceBernstein High Yield Portfolio (.75%); AllianceBernstein International Portfolio (1.00%); AllianceBernstein Global Dollar Government Portfolio (.75%); AllianceBernstein Worldwide Privatization Portfolio (1.00%); AllianceBernstein Quasar Portfolio (1.00%); AllianceBernstein Real Estate Investment Portfolio (.90%); AllianceBernstein International Value Portfolio (1.00%); AllianceBernstein Small Cap Value Portfolio (1.00%) and AllianceBernstein Value Portfolio (.75%).



** The Portfolio had not commenced operations during the Fund's most recently completed year. For the services rendered by the Adviser under the Advisory Agreement, the Portfolio will pay the Adviser at the annual rate of .95% of the average daily value of the Portfolio's net assets.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.


                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**

AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC

AllianceBernstein Growth     Frank Caruso, since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC

                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC

AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio

AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenrette
                                                                      Corporation since prior to 1998

                             George D. Caffrey; since 2002; Vice      Associated with Alliance since
                             President of ACMC                        January 2000; prior thereto, headed
                                                                      High Yield Bond Group at AIG Global
                                                                      Investment Corporation since prior to
                                                                      1998

AllianceBernstein Total      Frank Caruso; since 2001; (see above)                      *
  Return Portfolio

                             Paul C. Rissman; since inception;                          *
                             (see above)

AllianceBernstein            Sandra L. Yeager; since 1999; Senior                       *
  International Portfolio    Vice President of ACMC

AllianceBernstein Global     Douglas J. Peebles; since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein            Paul J. DeNoon; since 2002; Senior                         *
  Americas Government        Vice President of ACMC
  Income Portfolio

                             Ivan Rudolph-Shabinsky; since 2002;      Director of Canadian Fixed Income,
                             Vice President of ACMC                   member of the Global Fixed Income
                                                                      Team, and Senior Portfolio Manager
                                                                      for inflation linked bonds with
                                                                      Alliance since prior to 1998

                             Sean Kelleher; since 2002; Senior        Associated with Alliance since 1999;
                             Vice President of ACMC                   prior thereto, managed the MBS swaps
                                                                      desk at Deustche Bank since prior to
                                                                      1998

AllianceBernstein Global     Paul J. DeNoon; since 2002; (see                           *
  Dollar Government          above)
  Portfolio

AllianceBernstein Utility    Paul C. Rissman; since inception;                          *
  Income Portfolio           (see above)

                             Annie C. Tsao; since 2001; Senior                          *
                             Vice President of ACMC

AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC

AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio

AllianceBernstein            Gerald T. Malone; since 1992; Senior                       *
  Technology Portfolio       Vice President of ACMC

AllianceBernstein Quasar     Bruce Aronow; since 2000; Senior Vice    Associated with Alliance since 1999;
  Portfolio                  President of ACMC                        prior thereto, Vice President of
                                                                      Invesco since prior to 1998

AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio

                             David Kruth; since 1997; Vice                              *
                             President of ACMC

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein            Andrew S. Adelson; since inception;      Chief Investment Officer of
  International Value        Chief Investment Officer of              International Investment Management
  Portfolio                  International Value Equities and         Services at Sanford C. Bernstein &
                             Executive Vice President of ACMC         Co., Inc. (SCB) since prior to 1998

                             Kevin F. Simms; since inception;         Director of research for emerging
                             Director of Research for                 markets equities at SCB since prior
                             International Value and Global Value     to 1998
                             Equities at ACMC

AllianceBernstein Small      Joseph G. Paul; since 2002; Senior       Chief Investment Officer of Advanced
  Cap Value Portfolio        Vice President of ACMC and Chief         Value at ACMC since October 2000 and
                             Investment Officer -- Small and Mid      held the same position at SCB since
                             Cap Value Equities of ACMC               1999, prior thereto, Director of
                                                                      Research of Advanced Value at SCB
                                                                      since prior to 1998

AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Chief Investment Officer; U.S. Value     of U.S. Equity Investment Policy
                             Equities and Executive Vice President    Group at SCB since prior to 1998
                             of ACMC

                             Ranji H. Nagaswami; since 2003;          Senior Vice President of ACMC since
                             Senior Vice President of ACMC            1999. Prior thereto, managing
                                                                      director and co-head of U.S. Fixed
                                                                      Income at UBS Brinson since prior to
                                                                      1998

AllianceBernstein U.S.       Lewis A. Sanders; since inception;       Associated with Alliance since 2000;
  Large Cap Blended Style    Vice Chairman, Chief Investment          prior thereto, Chairman of the Board
  Portfolio                  Officer and a Director of ACMC           of Directors and Chief Executive
                                                                      Officer of SCB since prior to 1998


------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.


 **  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES


The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.



The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.


The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein U.S. Large Cap Blended Style Portfolio because it had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.



                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO



                                                                  YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2002        2001         2000         1999         1998
                                                --------   ----------   ----------   ----------   ----------
Net asset value, beginning of period..........  $   1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                --------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................       .01          .04          .06          .05          .05
                                                --------   ----------   ----------   ----------   ----------
LESS: DIVIDENDS
Dividends from net investment income..........      (.01)        (.04)        (.06)        (.05)        (.05)
                                                --------   ----------   ----------   ----------   ----------
Net asset value, end of period................  $   1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                ========   ==========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(a)....................................      1.10%        3.57%        5.91%        4.69%        4.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).....  $ 97,216   $  128,700   $  146,270   $  134,467   $  119,574
Ratio to average net assets of:
    Expenses..................................       .68%         .63%         .67%         .64%         .68%
    Net investment income.....................      1.10%        3.55%        5.73%        4.59%        4.84%



                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO



                                                                  YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2002        2001         2000         1999         1998
                                                --------   ----------   ----------   ----------   ----------
Net asset value, beginning of period..........  $  25.16   $    32.05   $    40.45   $    31.03   $    20.99
                                                --------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(b)......................      (.08)        (.06)        (.11)        (.09)       (.01)(c)
Net realized and unrealized gain (loss) on
  investment transactions.....................     (7.63)       (5.31)       (6.18)        9.98        10.08
                                                --------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value
  from operations.............................     (7.71)       (5.37)       (6.29)        9.89        10.07
                                                --------   ----------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..........       -0-          -0-          -0-          -0-         (.03)
Distributions from net realized gain on
  investment transactions.....................       -0-        (1.38)       (2.11)        (.47)         -0-
Distributions in excess of net realized gain
  on investment transactions..................       -0-         (.14)         -0-          -0-          -0-
                                                --------   ----------   ----------   ----------   ----------
Total dividends and distributions.............       -0-        (1.52)       (2.11)        (.47)        (.03)
                                                --------   ----------   ----------   ----------   ----------
Net asset value, end of period................  $  17.45   $    25.16   $    32.05   $    40.45   $    31.03
                                                ========   ==========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(a)....................................    (30.64)%     (17.21)%     (16.58)%      32.32%       47.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).....  $869,130   $1,586,575   $2,148,332   $2,345,563   $1,247,254
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..........................      1.05%        1.04%        1.04%        1.05%        1.06%
    Expenses, before waivers and
      reimbursements..........................      1.05%        1.04%        1.04%        1.05%        1.09%
    Net investment (loss).....................      (.41)%       (.21)%       (.29)%       (.27)%      (.04)%(c)
Portfolio turnover rate.......................       109%          49%          41%          26%          31%


------------

See footnotes on page 95.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO



                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  22.16   $  23.15   $  21.79   $  21.84   $  19.93
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .22        .21        .22        .16        .22
Net realized and unrealized gain (loss) on
  investment transactions......................     (5.01)      (.05)      2.75       2.25       3.81
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................     (4.79)       .16       2.97       2.41       4.03
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.12)      (.14)      (.14)      (.18)      (.16)
Distributions from net realized gain on
  investment transactions......................      (.63)     (1.01)     (1.47)     (2.28)     (1.96)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.75)     (1.15)     (1.61)     (2.46)     (2.12)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................    (22.05)%     0.36%     13.89%     11.37%     20.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $456,402   $673,722   $596,547   $522,163   $381,614
Ratio to average net assets of:
    Expenses...................................       .68%       .67%       .69%       .71%       .73%
    Net investment income......................      1.15%       .95%      1.01%       .75%      1.07%
Portfolio turnover rate........................        69%        80%        74%        46%        79%



       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO



                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2002     2001(D)      2000       1999       1998
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.00   $  11.68   $  11.18   $  12.27   $  11.93
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .42        .57        .67        .64        .63(c)
Net realized and unrealized gain (loss) on
  investment transactions......................       .49        .33        .52       (.94)       .32
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .91        .90       1.19       (.30)       .95
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.58)      (.69)      (.49)      (.55)
Distributions from net realized gain on
  investment transactions......................       -0-        -0-        -0-       (.30)      (.06)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.37)      (.58)      (.69)      (.79)      (.61)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................      7.79%      7.88%     11.08%     (2.45)%     8.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $164,265   $104,635   $ 58,170   $ 60,504   $ 58,418
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements..........................       .82%       .89%       .95%       .86%       .78%
    Expenses, before waivers and
       reimbursements..........................       .82%       .89%       .95%       .86%       .91%
    Net investment income......................      3.49%      4.86%      5.95%      5.51%      5.24%(c)
Portfolio turnover rate........................       551%       259%       236%       172%       235%


------------

See footnotes on page 95.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO



                                                                  YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------
                                                       2002     2001(D)    2000      1999      1998
                                                      -------   -------   -------   -------   -------
Net asset value, beginning of period................  $  7.51   $  7.91   $  9.14   $  9.94   $ 10.33
                                                      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).........................      .54       .63       .74       .91      1.03
Net realized and unrealized (loss) on investment
  transactions......................................     (.76)     (.38)    (1.18)    (1.16)    (1.41)
                                                      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations........................................     (.22)      .25      (.44)     (.25)     (.38)
                                                      -------   -------   -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income................     (.46)     (.65)     (.79)     (.55)     (.01)
                                                      -------   -------   -------   -------   -------
Net asset value, end of period......................  $  6.83   $  7.51   $  7.91   $  9.14   $  9.94
                                                      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................    (3.03)%    3.04%    (5.15)%   (2.58)%   (3.69)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........  $34,765   $31,283   $22,333   $24,567   $16,910
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements(c)............................     1.18%      .95%      .95%      .95%      .95%
    Expenses, before waivers and
       reimbursements(c)............................     1.45%     1.51%     1.42%     1.40%     1.80%
    Net investment income(c)........................     7.78%     8.08%     8.68%     9.72%     9.77%
Portfolio turnover rate.............................       83%       95%      175%      198%      295%



                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------
                                                      2002     2001(D)     2000      1999      1998
                                                    --------   --------   -------   -------   -------
Net asset value, beginning of period..............  $  17.65   $  18.01   $ 17.49   $ 18.06   $ 16.92
                                                    --------   --------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)..........................       .45        .44       .48       .44       .41(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions...     (2.29)      (.01)     1.63       .70      2.36
                                                    --------   --------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations......................................     (1.84)       .43      2.11      1.14      2.77
                                                    --------   --------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..............      (.32)      (.28)     (.39)     (.36)     (.29)
Distributions from net realized gain on investment
  transactions....................................      (.19)      (.42)    (1.20)    (1.35)    (1.34)
                                                    --------   --------   -------   -------   -------
Distributions in excess of net realized gain on
  investment transactions.........................       -0-       (.09)      -0-       -0-       -0-
Total dividends and distributions.................      (.51)      (.79)    (1.59)    (1.71)    (1.63)
                                                    --------   --------   -------   -------   -------
Net asset value, end of period....................  $  15.30   $  17.65   $ 18.01   $ 17.49   $ 18.06
                                                    ========   ========   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a)........................................    (10.58)%     2.27%    12.52%     6.53%    16.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).........  $171,670   $183,098   $90,736   $75,170   $59,464
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements...       .79%       .78%      .87%      .86%      .88%
    Expenses, before waivers and reimbursements...       .79%       .78%      .87%      .86%      .95%
    Net investment income.........................      2.76%      2.50%     2.77%     2.48%     2.41%(c)
Portfolio turnover rate...........................        57%        71%      102%       91%       57%


------------

See footnotes on page 95.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 11.69   $ 16.01   $ 21.78   $ 16.17   $ 15.02
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)..............................      -0-       .03       .01       .12       .17
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................    (1.78)    (3.55)    (4.01)     6.13      1.80
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................    (1.78)    (3.52)    (4.00)     6.25      1.97
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.01)      -0-      (.03)     (.15)     (.33)
Distributions from net realized gain on investment
  transactions...........................................      -0-      (.78)    (1.74)     (.49)     (.49)
Distributions in excess of net realized gain on
  investment transactions................................      -0-      (.02)      -0-       -0-       -0-
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.01)     (.80)    (1.77)     (.64)     (.82)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $  9.90   $ 11.69   $ 16.01   $ 21.78   $ 16.17
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(a)......   (15.28)%  (22.35)%  (19.86)%   40.23%    13.02%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $46,478   $64,036   $78,990   $81,370   $65,052
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.36%      .95%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     1.66%     1.44%     1.34%     1.36%     1.37%
    Net investment income(a).............................      .04%      .23%      .07%      .69%     1.08%
Portfolio turnover rate..................................       70%       56%       57%      111%      117%



                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002     2001(D)    2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 10.93   $ 10.96   $ 11.25   $ 12.42   $ 11.10
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)..............................      .25       .35       .45       .48       .49
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................     1.58      (.38)     (.32)    (1.24)     1.06
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     1.83      (.03)      .13      (.76)     1.55
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.13)      -0-      (.42)     (.37)     (.17)
Distributions from net realized gain on investment
  transactions...........................................      -0-       -0-       -0-      (.04)     (.06)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.13)      -0-      (.42)     (.41)     (.23)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 12.63   $ 10.93   $ 10.96   $ 11.25   $ 12.42
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(a)......    16.91%     (.27)%    1.17%    (6.11)%   14.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $56,137   $48,221   $50,325   $50,569   $34,652
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.17%     1.07%     1.02%      .90%      .93%
    Expenses, before waivers and reimbursements..........     1.17%     1.07%     1.06%     1.04%     1.17%
    Net investment income(c).............................     2.18%     3.28%     4.13%     4.16%     4.23%
Portfolio turnover rate..................................      220%      101%      372%      183%       42%


------------

See footnotes on page 95.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002     2001(D)    2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 12.17   $ 12.72   $ 12.42   $ 12.55   $ 12.97
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)..............................      .67       .92      1.08      1.22      1.16
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................      .61      (.43)      .37      (.16)     (.65)
                                                           -------   -------   -------   -------   -------
Net increase in net asset value from operations..........     1.28       .49      1.45      1.06       .51
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.73)     (.91)     (.96)    (1.05)     (.82)
Distributions from net realized gain on investment
  transactions...........................................     (.07)     (.13)     (.19)     (.14)     (.11)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.80)    (1.04)    (1.15)    (1.19)     (.93)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 12.65   $ 12.17   $ 12.72   $ 12.42   $ 12.55
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(a)......    10.99%     3.59%    12.39%     8.90%     4.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $72,307   $51,146   $33,154   $29,411   $32,059
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........      .93%      .95%      .95%      .95%      .86%
    Expenses, before waivers and reimbursements..........     1.05%     1.15%     1.24%     1.20%     1.17%
    Net investment income(c).............................     5.45%     7.35%     8.68%     9.91%     9.16%
Portfolio turnover rate..................................       60%       57%        0%        6%        8%



              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002     2001(D)    2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 10.63   $ 10.76   $ 10.79   $ 10.18   $ 14.65
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)..............................      .94      1.11      1.27      1.21      1.20
Net realized and unrealized gain (loss) on investment
  transactions...........................................      .70      (.10)      .14      1.08     (4.03)
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     1.64      1.01      1.41      2.29     (2.83)
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.84)    (1.14)    (1.44)    (1.68)     (.95)
Distributions from net realized gain on investment
  transactions...........................................      -0-       -0-       -0-       -0-      (.69)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.84)    (1.14)    (1.44)    (1.68)    (1.64)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 11.43   $ 10.63   $ 10.76   $ 10.79   $ 10.18
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(a)......    16.14%     9.37%    14.06%    26.08%   (21.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $22,198   $11,249   $ 9,423   $10,139   $10,380
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.40%      .95%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     2.00%     2.37%     2.42%     2.29%     1.75%
    Net investment income(c).............................     8.83%    10.63%    11.71%    12.42%     9.49%
Portfolio turnover rate..................................      142%      176%      148%      117%      166%


------------

See footnotes on page 95.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO



                                                                    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2002       2001       2000       1999       1998
                                                      --------   --------   --------   --------   --------
Net asset value, beginning of period................  $  16.82   $  22.65   $  21.66   $  18.90   $  15.67
                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)............................       .36        .29       1.01(a)      .41(c)      .37(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions......     (4.06)     (5.23)      1.36       3.19       3.31
                                                      --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations........................................     (3.70)     (4.94)      2.37       3.60       3.68
                                                      --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (.26)      (.76)      (.36)      (.30)      (.31)
Distributions from net realized gain on investment
  transactions......................................         0       (.13)     (1.02)      (.54)      (.14)
                                                      --------   --------   --------   --------   --------
Total dividends and distributions...................      (.26)      (.89)     (1.38)      (.84)      (.45)
                                                      --------   --------   --------   --------   --------
Net asset value, end of period......................  $  12.86   $  16.82   $  22.65   $  21.66   $  18.90
                                                      ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................    (22.12)%   (22.50)%    11.45%     19.40%     23.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........  $ 40,140   $ 62,684   $ 62,362   $ 46,158   $ 34,436
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....      1.22%      1.02%      1.00%       .95%       .95%
    Expenses, before waivers and reimbursements.....      1.22%      1.02%      1.04%      1.14%      1.35%
    Net investment income...........................      2.60%      1.49%      4.63%(c)     2.07%(c)     2.20%(c)
Portfolio turnover rate.............................        90%        25%        18%        16%        20%



                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO



                                                                    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2002       2001       2000       1999       1998
                                                      --------   --------   --------   --------   --------
Net asset value, beginning of period................  $  16.42   $  25.10   $  33.59   $  27.25   $  22.42
                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).....................      (.06)      (.06)       .08        .03        .10
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions.....     (4.55)     (5.47)     (5.36)      8.73       6.19
                                                      --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations........................................     (4.61)     (5.53)     (5.28)      8.76       6.29
                                                      --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................       -0-       (.06)      (.02)      (.09)      (.06)
Distributions from net realized gain on investment
  transactions......................................       -0-      (1.85)     (3.19)     (2.33)     (1.40)
Distributions in excess of net realized gain on
  investment transactions...........................       -0-      (1.23)       -0-        -0-        -0-
Return of capital...................................       -0-       (.01)       -0-        -0-        -0-
                                                      --------   --------   --------   --------   --------
Total dividends and distributions...................       -0-      (3.15)     (3.21)     (2.42)     (1.46)
                                                      --------   --------   --------   --------   --------
Net asset value, end of period......................  $  11.81   $  16.42   $  25.10   $  33.59   $  27.25
                                                      ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................    (28.08)%   (23.47)%   (17.51)%    34.47%     28.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........  $121,439   $226,237   $357,664   $456,027   $328,681
Ratio to average net assets of:
    Expenses........................................       .88%       .85%       .81%       .84%       .87%
    Net investment income (loss)....................      (.44)%     (.31)%      .26%       .12%       .43%
Portfolio turnover rate.............................        38%       104%        58%        54%        62%


------------
See footnotes on page 95.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO



                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 12.18   $ 15.64   $ 21.74   $ 14.81   $ 14.20
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)..............................      .07       .20       .05       .15       .26
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................     (.56)    (2.82)    (4.81)     8.00      1.29
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     (.49)    (2.62)    (4.76)     8.15      1.55
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.21)     (.03)     (.12)     (.31)     (.20)
Distributions from net realized gain on investment
  transactions...........................................      -0-      (.81)    (1.22)     (.91)     (.74)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.21)     (.84)    (1.34)    (1.22)     (.94)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 11.48   $ 12.18   $ 15.64   $ 21.74   $ 14.81
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(a)......    (4.19)%  (17.29)%  (23.00)%   58.83%    10.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $27,136   $37,411   $56,181   $64,059   $46,268
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.54%      .95%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     1.98%     1.65%     1.43%     1.46%     1.70%
    Net investment income(c).............................      .61%     1.50%      .29%      .93%     1.74%
Portfolio turnover rate..................................       46%       35%       65%       54%       92%



                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO



                                                                     YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------
                                                        2002       2001       2000       1999       1998
                                                       -------   --------   --------   --------   --------
Net asset value, beginning of period.................  $ 17.24   $  24.95   $  33.61   $  19.17   $  11.72
                                                       -------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(b)(c)..........................     (.13)      (.12)      (.14)      (.09)      (.04)
Net realized and unrealized gain (loss) on investment
  transactions.......................................    (7.06)     (5.92)     (6.40)     14.57       7.51
                                                       -------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations.........................................    (7.19)     (6.04)     (6.54)     14.48       7.47
                                                       -------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.................      -0-        -0-        -0-        -0-       (.02)
Distribution from net realized gain on investment
  transactions.......................................      -0-       (.11)     (2.12)      (.04)       -0-
Distributions in excess of net realized gain on
  investment transactions............................      -0-      (1.56)       -0-        -0-        -0-
                                                       -------   --------   --------   --------   --------
Total dividends and distributions....................      -0-      (1.67)     (2.12)      (.04)      (.02)
                                                       -------   --------   --------   --------   --------
Net asset value, end of period.......................  $ 10.05   $  17.24   $  24.95   $  33.61   $  19.17
                                                       =======   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a)...........................................   (41.71)%   (25.23)%   (21.52)%    75.71%     63.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)............  $93,369   $235,252   $343,601   $357,480   $130,602
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements......     1.20%      1.08%      1.02%       .95%       .95%
    Expenses, before waivers and reimbursements......     1.20%      1.08%      1.06%      1.12%      1.20%
    Net investment (loss)(c).........................    (1.01)%     (.64)%     (.38)%     (.39)%     (.30)%
Portfolio turnover rate..............................       68%        40%        61%        64%        63%


------------

See footnotes on page 95.

                       ALLIANCEBERNSTEIN QUASAR PORTFOLIO



                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2002       2001       2000       1999      1998
                                                        -------   --------   --------   --------   -------
Net asset value, beginning of period..................  $ 10.01   $  11.84   $  13.00   $  11.14   $ 12.61
                                                        -------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)....................     (.07)      (.07)      (.06)       .08       .07
Net realized and unrealized gain (loss) on investment
  transactions........................................    (3.11)     (1.41)      (.71)      1.82      (.49)
                                                        -------   --------   --------   --------   -------
Net increase (decrease) in net asset value from
  operations..........................................    (3.18)     (1.48)      (.77)      1.90      (.42)
                                                        -------   --------   --------   --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..................      -0-        -0-       (.05)      (.04)     (.01)
Distributions from net realized gain on investment
  transactions........................................      -0-       (.26)      (.34)       -0-     (1.04)
Dividends in excess of net realized gain on investment
  transactions........................................      -0-       (.09)       -0-        -0-       -0-
                                                        -------   --------   --------   --------   -------
Total dividends and distributions.....................      -0-       (.35)      (.39)      (.04)    (1.05)
                                                        -------   --------   --------   --------   -------
Net asset value, end of period........................  $  6.83   $  10.01   $  11.84   $  13.00   $ 11.14
                                                        =======   ========   ========   ========   =======
TOTAL RETURN
Total investment return based on net asset value(a)...   (31.77)%   (12.75)%    (6.09)%    17.08%    (4.49)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $86,093   $184,223   $232,239   $169,611   $90,870
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.......     1.11%       .95%       .95%       .95%      .95%
    Expenses, before waivers and reimbursements.......     1.25%      1.16%      1.14%      1.19%     1.30%
    Net investment income (loss)(c)...................     (.86)%     (.70)%     (.46)%      .72%      .55%
Portfolio turnover rate...............................      111%       113%       178%       110%      107%



               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO



                                                               YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   -------   -------   -------   -------   -------
Net asset value, beginning of period.............  $ 11.50   $ 10.75   $  8.87   $  9.78   $ 12.34
                                                   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)......................      .44       .47       .48       .56       .54
Net realized and unrealized gain (loss) on
  investment transactions........................     (.12)      .67      1.84     (1.01)    (2.87)
                                                   -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.....................................      .32      1.14      2.32      (.45)    (2.33)
                                                   -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.30)     (.39)     (.44)     (.46)     (.16)
Distributions from net realized gain on
  investment transactions........................      -0-       -0-       -0-       -0-      (.07)
                                                   -------   -------   -------   -------   -------
Total dividends and distributions................     (.30)     (.39)     (.44)     (.46)     (.23)
                                                   -------   -------   -------   -------   -------
Net asset value, end of period...................  $ 11.52   $ 11.50   $ 10.75   $  8.87   $  9.78
                                                   =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     2.60%    10.79%    26.69%    (5.11)%  (19.07)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $50,062   $39,417   $29,124   $17,852   $17,080
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements............................     1.06%      .95%      .95%      .95%      .95%
    Expenses, before waivers and
       reimbursements............................     1.29%     1.39%     1.67%     1.72%     1.77%
    Net investment income(c).....................     3.70%     4.32%     4.87%     5.96%     4.98%
Portfolio turnover rate..........................       31%       33%       25%       37%       27%


------------

See footnotes on page 95.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                                                                MAY 10,
                                                               YEAR ENDED      2001(E) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
Net asset value, beginning of period........................    $  9.87          $10.00
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .13             .04
Net realized and unrealized loss on investment and foreign
  currency transactions.....................................       (.64)           (.17)
                                                                -------          ------
Net decrease in net asset value from operations.............       (.51)           (.13)
                                                                -------          ------
LESS: DIVIDENDS
Dividends from net investment income........................       (.01)            -0-
                                                                -------          ------
Total dividends.............................................       (.01)            -0-
                                                                =======          ======
Net asset value, end of period..............................    $  9.35          $ 9.87
                                                                =======          ======
TOTAL RETURN
Total investment return based on net asset value(a).........      (5.15)%         (1.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $14,391          $3,913
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(f)..........       1.17%            .95%
    Expenses, before waivers and reimbursements(f)..........       2.20%           8.41%
    Net investment income(b)(f).............................       1.30%            .59%
Portfolio turnover rate.....................................         19%             22%



                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO



                                                                                MAY 2,
                                                               YEAR ENDED     2001(E) TO
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2002           2001
                                                              ------------   ------------
Net asset value, beginning of period........................    $ 11.18        $ 10.00
                                                                -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .12            .14
Net realized and unrealized gain (loss) on investment
  transactions..............................................       (.81)          1.04
                                                                -------        -------
Net increase (decrease) in net asset value from
  operations................................................       (.69)          1.18
                                                                -------        -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................       (.02)           -0-
Distributions from net realized gain on investment
  transactions..............................................       (.01)           -0-
Total dividends and distributions...........................       (.03)           -0-
                                                                -------        -------
Net asset value, end of period..............................    $ 10.46        $ 11.18
                                                                =======        =======
TOTAL RETURN
Total investment return based on net asset value(a).........      (6.20)%        11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $55,592        $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(f)..........       1.13%           .95%
    Expenses, before waivers and reimbursements(f)..........       1.41%          2.65%
    Net investment income(b)(f).............................       1.04%          1.99%
Portfolio turnover rate.....................................         28%            12%


------------

See footnotes on page 95.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO



                                                                  JULY 22,
                                                                 2002(E) TO
                                                                DECEMBER 31,
                                                                    2002
                                                                ------------
Net asset value, beginning of period........................       $8.00
                                                                   -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................         .07
Net realized and unrealized gain on investment
  transactions..............................................         .69
                                                                   -----
Net increase in net asset value from operations.............         .76
                                                                   -----
Net asset value, end of period..............................       $8.76
                                                                   =====
TOTAL RETURN
Total investment return based on net asset value(a).........        9.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...................................       $ 187
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............        1.20%(f)
    Expenses, before waivers and reimbursements.............        2.28%(f)
    Net investment income(c)................................        4.22%(f)
Portfolio turnover rate.....................................          12%


------------
Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.


(b)  Based on average shares outstanding.


(c)  Net of expenses reimbursed or waived by the Adviser.


(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:



                                                           INCREASE
                                                        (DECREASE) IN
                                                         NET REALIZED
                                        DECREASE IN     AND UNREALIZED
                                       NET INVESTMENT   GAIN (LOSS) ON    DECREASE IN RATIO OF NET INVESTMENT
                                         INCOME PER      INVESTMENTS         INCOME TO AVERAGE NET ASSETS:
                                           SHARE          PER SHARE            FROM:                TO:
                                       --------------   --------------   -----------------   -----------------
    AllianceBernstein Total Return...       (0.02)            0.02              2.61%               2.50%
    AllianceBernstein Global Bond....       (0.04)            0.04              3.67%               3.28%
    AllianceBernstein High Yield.....       (0.01)           (0.01)             8.14%               8.08%
    AllianceBernstein Global
       Dollar........................       (0.01)           (0.01)            10.65%              10.63%
    AllianceBernstein Americas
       Government Income.............       (0.04)            0.04              7.61%               7.35%
    AllianceBernstein U.S.
       Government/High Grade.........       (0.03)            0.03              5.11%               4.86%



(e)  Commencement of operations.

(f)  Annualized.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.


NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM


    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.50 in 2002.



    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999.


    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.


GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.



    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2002, the Canadian Dollar-U.S. Dollar exchange rate was 1.5723:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. During 2001, the gross domestic product is estimated to have contracted by 0.9%. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8% and -4.4% recorded for 1999, 2000 and 2001, respectively. During the second quarter of 2002, the economy contracted by 13.6%, year-on-year, but grew by 0.9% over the first quarter. Argentina's protracted recession has contributed to a serious fiscal crisis that has resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde has been unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's fragile condition has persisted into 2003.



    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On December 31, 2002, the Argentina Peso-U.S. Dollar exchange rate was 3.3647. The devaluation of the Argentine Peso has resulted in the reappearance of high inflation, as evidenced by the 40% rise in the consumer price index during the first ten months of 2002.


    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003


BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS


                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS


                               SERIES FUND, INC.


                                  MAY 1, 2003



                    AllianceBernstein Money Market Portfolio


                   AllianceBernstein Premier Growth Portfolio


                 AllianceBernstein Growth and Income Portfolio


       AllianceBernstein U.S. Government/High Grade Securities Portfolio


                     AllianceBernstein High Yield Portfolio


                    AllianceBernstein Total Return Portfolio


                   AllianceBernstein International Portfolio


                    AllianceBernstein Global Bond Portfolio


             AllianceBernstein Americas Government Income Portfolio


              AllianceBernstein Global Dollar Government Portfolio

                   AllianceBernstein Utility Income Portfolio

                       AllianceBernstein Growth Portfolio


              AllianceBernstein Worldwide Privatization Portfolio


                     AllianceBernstein Technology Portfolio


                       AllianceBernstein Quasar Portfolio

               AllianceBernstein Real Estate Investment Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Small Cap Value Portfolio
                       AllianceBernstein Value Portfolio

            AllianceBernstein U.S. Large Cap Blended Style Portfolio



   This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   29
    Principal Risks by Portfolio............................   31
FEES AND EXPENSES OF THE PORTFOLIOS.........................   33
GLOSSARY....................................................   37
DESCRIPTION OF THE PORTFOLIOS...............................   39
    Investment Objectives and Principal Policies............   39
    Description of Additional Investment Practices..........   64
    Additional Risk Considerations..........................   77
MANAGEMENT OF THE PORTFOLIOS................................   83
PURCHASE AND SALE OF SHARES.................................   88
    How The Portfolios Value Their Shares...................   88
    How To Purchase and Sell Shares.........................   88
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   88
DISTRIBUTION ARRANGEMENTS...................................   88
FINANCIAL HIGHLIGHTS........................................   89
APPENDIX A..................................................   99
APPENDIX B..................................................  102

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


                              RISK/RETURN SUMMARY


The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.



The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 29.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.


    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.85%      3.50%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 16, 1999.


                                   BAR CHART


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                5.7
01                                                                                3.3
02                                                                                0.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 1.46%, 3rd quarter, 2000; and



    WORST QUARTER was up 0.18%, 4th quarter, 2002.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -30.84%    -16.39%
Russell 1000 Growth Index...................................  -27.88%    -15.86%
S&P 500 Index...............................................  -22.09%    -10.15%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Indices.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                               -16.8
01                                                                               -17.4
02                                                                               -30.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.73%, 4th quarter, 2001; and



    WORST QUARTER was down -18.88%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.


    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -22.26%     -2.88%
Russell 1000 Value Index....................................  -15.52%     -5.79%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                                13.6
01                                                                                 0.2
02                                                                               -22.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.54%, 4th quarter, 2001; and



    WORST QUARTER was down -17.79%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed income securities. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities and other high grade debt securities. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................    7.54%      7.28%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index.......................   11.19%      8.95%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 2, 1999 for the Portfolio and June 30, 1999 for the Indices.


                                   BAR CHART


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                               10.8
01                                                                                7.6
02                                                                                7.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 4.55%, 3rd quarter, 2001; and



    WORST QUARTER was down -0.59%, 1st quarter, 2002.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*


                                                                             SINCE
                                                       1 YEAR   5 YEARS    INCEPTION
                                                       ------   -------    ---------
Portfolio............................................   -3.03%   -2.32%      -1.63%
First Boston High Yield Index........................    3.10%    1.44%       1.71%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.


                                   BAR CHART


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                               -3.7
99                                                                               -2.6
00                                                                               -5.2
01                                                                                  3
02                                                                                 -3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 6.49%, 1st quarter, 1998; and



    WORST QUARTER was down -11.29%, 3rd quarter, 1998.


* Because the Portfolio did not have Class B shares outstanding in the most recent full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -10.80%     -8.83%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index............  -10.40%     -5.87%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return is from October 26, 2001 for the Portfolio and October 31, 2001 for the Indices.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                                 N/A
01                                                                                 N/A
02                                                                               -10.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 4.95%, 4th quarter, 2002; and



    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interest outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies, with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -15.50%    -10.89%
MSCI EAFE Index.............................................  -15.66%    -10.40%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from October 26, 2001 for the Portfolio and October 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                                 N/A
01                                                                                 N/A
02                                                                               -15.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 12.03%, 4th quarter, 2002; and



    WORST QUARTER was down -22.31%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio primarily invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rated in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  16.59%      5.31%
Salomon World Government Bond Index
  (unhedged in U.S. dollars)................................  19.49%      5.73%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from July 16, 1999 for the Portfolio and July 31, 1999 for the Index.


                                   BAR CHART


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                1.0
01                                                                               -0.6
02                                                                               16.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.18%, 2nd quarter, 2002; and



    WORST QUARTER was down -2.70%, 3rd quarter, 2000.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.


    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.


    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  10.99%     7.93%       8.67%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   9.64%     7.45%       7.42%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Index.


                                   BAR CHART*


93                                                                                N/A
94                                                                                N/A
95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                               11.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and



    WORST QUARTER was down -3.99%, 3rd quarter, 1998.


* Because the Portfolio did not have Class B shares outstanding in the most recent full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  16.14%     7.42%       10.88%
J.P. Morgan Emerging Markets Bond Index Plus.......  14.24%     7.18%       12.53%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.


                                   BAR CHART*


93                                                                                 N/A
94                                                                                 N/A
95                                                                                  23
96                                                                                24.9
97                                                                                13.2
98                                                                               -21.7
99                                                                                26.1
00                                                                                14.1
01                                                                                 9.4
02                                                                                16.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.02%, 4th quarter, 1999; and



    WORST QUARTER was down -27.11%, 3rd quarter, 1998.


* Because the Portfolio did not have Class B shares outstanding in the most recent full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*


                                                                                     SINCE
                                                              1 YEAR    5 YEARS    INCEPTION
                                                              ------    -------    ---------
Portfolio...................................................  -22.12%    -0.10%      5.83%
NYSE Utilities Index........................................  -29.34%    -7.01%      1.40%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.


                                   BAR CHART*


93                                                                                 N/A
94                                                                                 N/A
95                                                                                21.5
96                                                                                 7.9
97                                                                                25.7
98                                                                                23.9
99                                                                                19.4
00                                                                                11.5
01                                                                               -22.5
02                                                                               -22.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 12.90%, 4th quarter, 1998; and



    WORST QUARTER was down -12.44%, 2nd quarter, 2002.


* Because the Portfolio does not have Class B shares outstanding in the most recent full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -28.26%    -14.80%
Russell 3000 Index..........................................  -21.54%     -9.76%
S&P 500 Index...............................................  -22.09%    -10.73%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Indices.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                               -17.8
01                                                                               -23.7
02                                                                               -28.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.33%, 4th quarter, 2001; and



    WORST QUARTER was down -23.13%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests under normal circumstances, at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone proratizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Because the Portfolio invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   -4.26%    -16.06%
MSCI World Index (EX-US)....................................  -15.51%    -18.01%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from July 5, 2000 for the Portfolio and July 31, 2000 for the Index.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                                 N/A
01                                                                               -17.3
02                                                                                -4.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.94%, 4th quarter, 2001; and



    WORST QUARTER was down -16.89%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -41.81%    -19.88%
S&P 500 Index...............................................  -22.09%     -9.74%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                               -21.7
01                                                                               -25.5
02                                                                               -41.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 34.19%, 4th quarter, 2001; and



    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -32.06%    -22.49%
Russell 2000 Growth Index...................................  -30.26%    -26.98%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from August 11, 2000 for the Portfolio and August 31, 2000 for the Index.


                                   BAR CHART


93                                                                                 N/A
94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                                 N/A
99                                                                                 N/A
00                                                                                 N/A
01                                                                               -12.9
02                                                                               -32.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 25.38%, 4th quarter, 2001; and



    WORST QUARTER was down -28.09%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................    2.31%      9.41%
S&P 500 Index...............................................  -22.09%    -17.70%
NAREIT Equity Index.........................................    3.82%      8.79%



The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from April 24, 2001 for the Portfolio and April 30, 2001 for the Indices.


                                   BAR CHART*


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                                2.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.57%, 1st quarter, 2002; and



    WORST QUARTER was down -9.39%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, it has country or geographic risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   -5.36%     -6.52%
MSCI EAFE Index.............................................  -15.66%    -14.53%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from August 15, 2001 for the Portfolio and August 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                               -5.4



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 10.81%, 4th quarter, 2002; and



    WORST QUARTER was down -21.67%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   -6.37%      2.89%
Russell 2500 Index..........................................  -17.80%    -12.28%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 1, 2001 for the Portfolio and May 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                               -6.4



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 11.04%, 4th quarter, 2002; and



    WORST QUARTER was down -20.37%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -12.95%     -7.59%
Russell 1000 Value Index....................................  -15.52%    -13.85%



The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 1, 2001 for the Portfolio and May 31, 2001 for the Index.



                                   BAR CHART

[BAR CHART]


93                                                                                N/A
94                                                                                N/A
95                                                                                N/A
96                                                                                N/A
97                                                                                N/A
98                                                                                N/A
99                                                                                N/A
00                                                                                N/A
01                                                                                N/A
02                                                                              -13.0



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:



    BEST QUARTER was up 10.48%, 4th quarter, 2002; and



    WORST QUARTER was down -18.10%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO



    Objective: The investment objective of the Portfolio is long-term growth of capital.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long term return for a given level of risk. Alliance applies its optimization model at least weekly and more frequently when conditions warrant. Normally, approximately 50% of the Portfolio's value will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Alliance will periodically rebalance the Portfolio to maintain this targeted allocation.



    The growth stocks used in the optimization process are selected through application of Alliance's Large Cap Growth investment discipline. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



    The value stocks used in the optimization process are selected through application of the Large Cap Value investment discipline. This discipline follows a universe of approximately 700 companies with larger capitalizations and looks to identify and quantify the critical variables that influence a business's performance and to analyze the results in order to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend paying capability.



    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.



                        PERFORMANCE TABLE AND BAR CHART



    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

        Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.


    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.


    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.


    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.


    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                       INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                         RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                         RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
      PORTFOLIO        --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
      ---------
AllianceBernstein
 Money Market
 Portfolio...........     X         X
AllianceBernstein
 Premier Growth
 Portfolio...........                        X                                X         X
AllianceBernstein
 Growth and Income
 Portfolio...........     X         X        X                                X         X
AllianceBernstein
 U.S. Government/High
 Grade Securities
 Portfolio...........     X         X        X
AllianceBernstein
 High Yield
 Portfolio...........     X         X        X                                X         X                        X
AllianceBernstein
 Total Return
 Portfolio...........     X         X        X
AllianceBernstein
 International
 Portfolio...........     X         X        X                                X         X           X
AllianceBernstein
 Global Bond
 Portfolio...........     X         X        X                                X         X                        X
AllianceBernstein
 Americas Government
 Income Portfolio....     X         X        X                                X         X           X            X
AllianceBernstein
 Global Dollar
 Government
 Portfolio...........     X         X        X                                X         X           X            X
AllianceBernstein
 Utility Income
 Portfolio...........     X         X        X          X
AllianceBernstein
 Growth Portfolio....     X         X        X                     X          X         X
AllianceBernstein
 Worldwide
 Privatization
 Portfolio...........     X         X        X          X                     X         X           X
AllianceBernstein
 Technology
 Portfolio...........     X         X        X          X                     X         X
AllianceBernstein
 Quasar Portfolio....     X         X        X                     X          X         X

                                                              MANAGE-    FOCUSED
                       DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                          RISK         RISK         RISK       RISK       RISK
      PORTFOLIO        -----------   ---------   ----------   -------   ---------
      ---------
AllianceBernstein
 Money Market
 Portfolio...........                                            X
AllianceBernstein
 Premier Growth
 Portfolio...........                                            X          X
AllianceBernstein
 Growth and Income
 Portfolio...........                                            X
AllianceBernstein
 U.S. Government/High
 Grade Securities
 Portfolio...........       X                                    X
AllianceBernstein
 High Yield
 Portfolio...........       X            X                       X
AllianceBernstein
 Total Return
 Portfolio...........                                            X
AllianceBernstein
 International
 Portfolio...........                                            X
AllianceBernstein
 Global Bond
 Portfolio...........       X            X                       X          X
AllianceBernstein
 Americas Government
 Income Portfolio....       X            X                       X          X
AllianceBernstein
 Global Dollar
 Government
 Portfolio...........       X            X                       X          X
AllianceBernstein
 Utility Income
 Portfolio...........                                            X
AllianceBernstein
 Growth Portfolio....                                            X
AllianceBernstein
 Worldwide
 Privatization
 Portfolio...........                                            X          X
AllianceBernstein
 Technology
 Portfolio...........                                            X
AllianceBernstein
 Quasar Portfolio....                                            X

                       INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                         RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                         RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
      PORTFOLIO        --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
      ---------
AllianceBernstein
 Real Estate
 Investment
 Portfolio...........     X         X        X          X
AllianceBernstein
 International Value
 Portfolio...........                        X          X                     X         X
AllianceBernstein
 Small Cap Value
 Portfolio...........                        X          X          X          X         X
AllianceBernstein
 Value Portfolio.....                        X                                X         X
AllianceBernstein
 U.S. Large Cap
 Blended Style
 Portfolio...........                        X                                X         X

                                                              MANAGE-    FOCUSED
                       DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                          RISK         RISK         RISK       RISK       RISK
      PORTFOLIO        -----------   ---------   ----------   -------   ---------
      ---------
AllianceBernstein
 Real Estate
 Investment
 Portfolio...........                                            X
AllianceBernstein
 International Value
 Portfolio...........                                            X
AllianceBernstein
 Small Cap Value
 Portfolio...........                                            X
AllianceBernstein
 Value Portfolio.....                                            X
AllianceBernstein
 U.S. Large Cap
 Blended Style
 Portfolio...........                                X           X          X

                      FEES AND EXPENSES OF THE PORTFOLIOS



This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



SHAREHOLDER FEES (fees paid directly from your investment) NONE



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES



The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.



The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   95
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  296
     Other expenses                                  .18%  After 5 Yrs.      $  515
                                                   -----
     Total Portfolio operating expenses              .93%  After 10 Yrs.     $1,072
                                                   =====
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  133
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  415
     Other expenses                                  .06%  After 5 Yrs.      $  718
                                                   -----
     Total Portfolio operating expenses             1.31%  After 10 Yrs.     $1,508
                                                   =====
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   95
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  296
     Other expenses                                  .05%  After 5 Yrs.      $  515
                                                   -----
     Total Portfolio operating expenses              .93%  After 10 Yrs.     $1,072
                                                   =====
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $  109
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  340
     Other expenses                                  .22%  After 5 Yrs.      $  590
                                                   -----
     Total Portfolio operating expenses             1.07%  After 10 Yrs.     $1,235
                                                   =====
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  166
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  514
     Other expenses                                  .63%  After 5 Yrs.      $  887
                                                   -----
     Total Portfolio operating expenses(a)          1.63%  After 10 Yrs.     $1,933
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $  107
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  334
     Other expenses                                  .17%  After 5 Yrs.      $  579
                                                   -----
     Total Portfolio operating expenses             1.05%  After 10 Yrs.     $1,209
                                                   =====
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  195
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  603
     Other expenses                                  .67%  After 5 Yrs.      $1,037
                                                   -----
     Total Portfolio operating expenses(a)          1.92%  After 10 Yrs.     $2,243
                                                   =====
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  145
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  449
     Other expenses                                  .52%  After 5 Yrs.      $  776
                                                   -----
     Total Portfolio operating expenses             1.42%  After 10 Yrs.     $1,634
                                                   =====
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  151
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  468
     Other expenses                                  .58%  After 5 Yrs.      $  808
                                                   -----
     Total Portfolio operating expenses(a)          1.48%  After 10 Yrs      $1,768
                                                   =====
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  202
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  624
     Other expenses                                  .99%  After 5 Yrs.      $1,073
                                                   -----
     Total Portfolio operating expenses(a)          1.99%  After 10 Yrs.     $2,317
                                                   =====
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  459
     Other expenses                                  .45%  After 5 Yrs.      $  792
                                                   -----
     Total Portfolio operating expenses             1.45%  After 10 Yrs.     $1,673
                                                   =====
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  115
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  359
     Other expenses                                  .13%  After 5 Yrs.      $  622
                                                   -----
     Total Portfolio operating expenses             1.13%  After 10 Yrs.     $1,305
                                                   =====
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  226
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  697
     Other expenses                                  .98%  After 5 Yrs.      $1,195
                                                   -----
     Total Portfolio operating expenses(a)          2.23%  After 10 Yrs.     $2,565
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  149
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  462
     Other expenses                                  .21%  After 5 Yrs.      $  797
                                                   -----
     Total Portfolio operating expenses             1.46%  After 10 Yrs.     $1,676
                                                   =====
ALLIANCEBERNSTEIN QUASAR PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  154
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  477
     Other expenses                                  .26%  After 5 Yrs.      $  824
                                                   -----
     Total Portfolio operating expenses(a)          1.51%  After 10 Yrs.     $1,802
                                                   =====
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  155
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  480
     Other expenses                                  .37%  After 5 Yrs.      $  829
                                                   -----
     Total Portfolio operating expenses(a)          1.52%  After 10 Yrs.     $1,813
                                                   =====
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(c)   $  672
     Other expenses                                 1.22%  After 5 Yrs.(c)   $1,224
                                                   -----
     Total Portfolio operating expenses             2.47%  After 10 Yrs.(c)  $2,729
                                                   =====
     Waiver and/or expense reimbursement(b)        (1.02)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(c)   $  511
     Other expenses                                  .45%  After 5 Yrs.(c)   $  900
                                                   -----
     Total Portfolio operating expenses             1.70%  After 10 Yrs.(c)  $1,988
                                                   =====
     Waiver and/or expense reimbursement(b)         (.25)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  146
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  452
     Other expenses                                  .43%  After 5 Yrs.      $  782
                                                   -----
     Total Portfolio operating expenses(b)          1.43%  After 10 Yrs.     $1,713
                                                   =====

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.         $148
     Distribution (12b-1) fees                       .25%  After 3 Yrs.(c)     $457
     Other expenses(d)                               .64%
     Total Portfolio operating expenses             1.89%
                                                   =====
     Waiver and/or expense reimbursement(b)         (.44)%
                                                   -----
     Net Expenses                                   1.45%
                                                   =====


------------------------

(a) Expenses have been restated to reflect current fees, which do not reflect Alliance's contractual fee waiver that limited total portfolio operating expenses, on an annual basis, to 1.20% and was not extended by Alliance beyond May 1, 2002.



(b) Alliance has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio to the extent necessary to prevent total portfolio operating expenses, on an annualized basis, from exceeding 1.45%.



(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.



(d) Based on estimated expenses.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.


RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.



RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.



RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES


ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulations as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.


ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.


ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and


    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.



ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield debt securities rated below investment grade by two or more NSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.


As of December 31, 2002, the Portfolio's investments were rated (or equivalent quality):



    -   AAA                           .27%


    -   A-1+                          4.27%


    -   BBB                           6.28%


    -   Ba or BB                     29.08%


    -   B                             55.68%


    -   CCC                           2.90%


    -   CC                               0%


    -   C                               .13%


    -   Unrated                        1.34%


When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Fund may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Fund may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purposes of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS in debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance.

The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.


ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").



The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.



The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interest of the shareholders to retain its holdings in securities of that issuer.



Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.



Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The

Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - write covered put and call OPTIONS and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 2002, securities ratings (or equivalent quality) of the Portfolio's securities were:



    -   AAA                3.74%


    -   BBB               21.78%


    -   Ba or BB          35.07%


    -   B                 34.31%


    -   CCC                 .64%


    -   Unrated            4.46%


The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into INTEREST RATE SWAPS, CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call options for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    - invest in LOAN PARTICIPATIONS AND ASSIGNMENTS up to 25% of its total assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;


    - enter into the purchase or sale of FUTURES CONTRACTS for fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a portfolio that invests in higher-rated securities.

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ALLIANCEBERNSTEIN GROWTH PORTFOLIO


The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.


ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;


    - enter into the purchase or sale of FUTURES CONTRACTS for delivery of fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;
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

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.


ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


ALLIANCEBERNSTEIN QUASAR PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.
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

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of 50 to 75 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 100 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of approximately 40 quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall fund volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.

The Portfolio may also:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;


    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2003, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Portfolio. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;


    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.


MANAGEMENT'S DISCUSSION OF THE PORTFOLIO'S PERFORMANCE



After two months of gains, the U.S. equity markets fell in December. As a result, both value and growth stocks declined during the month as can be seen by both the Portfolio's and benchmark's returns. For the one-year period ended December 31, 2002, the Portfolio returned -12.95%, outperforming its benchmark, the Russell 1000 Value Index, which returned -15.52% over the same time frame. The Portfolio's outperformance was a result of its stock selection relative to the benchmark, particularly in the financial services sector.



Several of the traditional thrifts and consumer-oriented banks that the Portfolio emphasizes outperformed their more market-sensitive peers, especially in December. In addition, our HMO holdings added to relative returns.



In the utilities sector, a number of our electric companies posted gains as investors flocked to more stable, less cyclical stocks.



As a group, services stocks outpaced the markets in December. As such, our overweight position in this sector paid off. Stock selection within the sector also lifted returns, as our railroad holding rebounded from a disappointing November.

ALLIANCEBERNSTEIN VALUE PORTFOLIO


GROWTH OF A $10,000 INVESTMENT


5/31/01*-12/31/02

GRAPH


                                                             ALLIANCEBERNSTEIN VALUE PORTFOLIO       RUSSELL 1000 VALUE INDEX
                                                             ---------------------------------       ------------------------
5/31/01*                                                               $ 10,000.00                          $ 10,000.00
12/31/01                                                               $ 10,070.00                          $  9,349.00
12/31/02                                                               $  8,766.00                          $  7,898.00



AVERAGE ANNUAL TOTAL RETURNS



PERIODS ENDED DECEMBER 31, 2002



                                                              ONE YEAR   SINCE INCEPTION
                                                              --------   ---------------
AllianceBernstein Value Portfolio                              -12.95%        -7.59%
Russell 1000 Value Index                                       -15.52%       -13.85%



Past performance is no guarantee of future results. The chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/01* to 12/31/02) as compared to the performance of an appropriate broad-based index. Returns in the chart and the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to the contract owner.



The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of the 1000 largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Portfolio.

---------------


* Since closest month-end after the Portfolio's inception date of May 1, 2001.



ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO



The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance applies its proprietary portfolio optimization model to stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long term return for a given level of risk.



Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000TM Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.



The growth stocks used in the optimization process are selected through application of the Large Cap Growth investment discipline. This discipline emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Through application of the Large Cap Growth investment process described below, Alliance will normally develop a universe of securities of 40-60 large cap growth companies. Typically, the top 35-40 of these securities will be used in the optimization model.



The Large Cap Growth investment process emphasizes stock selection and investment in the securities of a limited number of issuers. The process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.



Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.



Alliance expects the average market capitalization of the growth stocks selected for inclusion in the optimization model normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.



The value stocks used in the optimization process are selected through application of the Large Cap Value investment discipline. This discipline selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Through this investment process, Alliance selects 40-60 stocks that will be used in the optimization model.



The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. The Large Cap Value investment process relies on Alliance's large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalization's. For each company in the research universe, the present value of the company's future cash flow, as forecast by Alliance analysts, is compared to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, an expected rate of return is derived for each stock.



The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.



A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research. The Research Review committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.



The Optimization Process



Alliance's optimization process is designed to enable Alliance to develop a single portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. The optimization process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research universes. Alliance, using the investment process described above, rates each of the stocks in the Large Cap Growth universe to identify the top 35 companies. These companies comprise the growth stocks input into the optimization model. Alliance also ranks the stocks in the Large Cap Value universe on a "best" to "worst" basis, using its proprietary dividend discount model to generate an expected rate of return for each security. Through this process, Alliance selects 40-60 stocks which become the value stocks input into the optimization model.



Alliance then applies its proprietary optimization model to the securities within each investment discipline. The model uses the S&P 500 Index as its benchmark and takes into consideration a multitude of factors for each stock, including each investment team's relative rankings of the stocks within their respective disciplines, and then develops a single unified portfolio of approximately 45-60 stocks that is designed to provide an efficiently diversified portfolio between "growth" and "value". This portfolio is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance applies its optimization model at least weekly and more frequently when conditions warrant. The optimization model targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%- 55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.



The Portfolio also may:



    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;



    -   invest up to 20% of its total assets in FOREIGN SECURITIES;



    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;



    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;



    -   purchase and sell exchange-traded index OPTIONS;



    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;



    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;



    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;



    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and



    -   enter into REPURCHASE AGREEMENTS.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations.



        The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.


Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.



Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit even occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit even occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.


Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap

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market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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BRADY BONDS.  Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value

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of the depositary receipts. ADRs are depositary receipts typically issued by a
U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

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INDEXED COMMERCIAL PAPER.  Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or

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indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds

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index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the

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mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.


REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified
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future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to

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structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS.   Fixed-income
securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

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PORTFOLIO TURNOVER.  The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage

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in a declining market could be a greater decrease in net asset value per share.
In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation,

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shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.


Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

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Investment in Smaller, Emerging Companies.  The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

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Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and
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interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

UNRATED SECURITIES. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios, currently have approximately 7.4 million shareholder accounts.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2002 the Portfolios paid Alliance as a percentage of average net assets:



                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................       .50%
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................       .60%
AllianceBernstein High Yield Portfolio......................       .68%
AllianceBernstein Total Return Portfolio....................       .63%
AllianceBernstein International Portfolio...................       .82%
AllianceBernstein Global Bond Portfolio.....................       .65%
AllianceBernstein Americas Government Income Portfolio......       .65%
AllianceBernstein Global Dollar Government Portfolio........       .58%
AllianceBernstein Utility Income Portfolio..................       .75%
AllianceBernstein Growth Portfolio..........................       .75%
AllianceBernstein Worldwide Privatization Portfolio.........       .76%
AllianceBernstein Technology Portfolio......................      1.00%
AllianceBernstein Quasar Portfolio..........................       .88%
AllianceBernstein Real Estate Investment Portfolio..........       .79%
AllianceBernstein International Value Portfolio.............       .29%
AllianceBernstein Small Cap Value Portfolio.................       .85%
AllianceBernstein Value Portfolio...........................       .67%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio**...............................................         0%


------------

 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2002. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: AllianceBernstein High Yield Portfolio (.75%); AllianceBernstein International Portfolio (1.00%); AllianceBernstein Global Dollar Government Portfolio (.75%); AllianceBernstein Worldwide Privatization Portfolio (1.00%); AllianceBernstein Quasar Portfolio (1.00%); and AllianceBernstein Real Estate Investment Portfolio (.90%) AllianceBernstein International Value Portfolio (1.00%); AllianceBernstein Small Cap Value Portfolio (1.00%) and AllianceBernstein Value Portfolio (.75%).


** The Portfolio had not commenced operations during the Fund's most recently completed year. For the services rendered by the Adviser under the Advisory Agreement, the Portfolio will pay the Adviser at the annual rate of .95% of the average daily value of the Portfolio's net assets.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.


                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**

AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC

AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC

AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio

AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenerette
                                                                      Corporation since prior to 1998

                             George D. Caffey; since 2002; Vice       Associated with Alliance since
                             President of ACMC                        January 2001; prior thereto, headed
                                                                      High Yield Bond Group at AIG Global
                                                                      Investment Corporation since prior to
                                                                      1998

Alliance Bernstein Total     Frank Caruso; since 2001; (see above)                      *
  Return Portfolio
                             Paul C. Rissman; since inception;                          *
                             (see above)

AllianceBernstein            Sandra L. Yeager; since 1999; Senior                       *
  International Portfolio    Vice President of ACMC

AllianceBernstein Global     Douglas J. Peebles; since inception;                       *
  Bond Portfolio             Senior Vice President of ACMC

Alliance Bernstein           Paul J. DeNoon; since 2002; Senior       *
  Americas Government        Vice President of ACMC
  Income Portfolio
                             Ivan Rudolph-Shabinsky; since 2002;      Director of Canadian Fixed Income,
                             Vice President of ACMC                   member of the Global Fixed Income
                                                                      Team, and Senior Portfolio Manager
                                                                      for inflation linked bonds with
                                                                      Alliance since prior to 1998

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
                             Sean Kelleher; since 2002; Senior        Associated with Alliance since 1999;
                             Vice President of ACMC                   prior thereto managed the MBS Swaps
                                                                      desk at Deutsche Bank since prior to
                                                                      1998

AllianceBernstein Global     Paul J. DeNoon; since 2002; (see                           *
  Dollar Government          above)
  Portfolio

AllianceBernstein Utility    Paul C. Rissman; since inception (see                      *
  Income Portfolio           above)

                             Annie C. Tsao; since 2001; Senior                          *
                             Vice President of ACMC

AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC

AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio

AllianceBernstein            Gerald T. Malone; since 1992; Senior                       *
  Technology Portfolio       Vice President of ACMC

AllianceBernstein Quasar     Bruce Aronow; since 2000; Senior Vice    Associated with Alliance since 1999;
  Portfolio                  President of ACMC                        prior thereto, Vice President of
                                                                      Invesco since prior to 1998

AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio
                             David Kruth; since 1997; Vice                              *
                             President of ACMC

AllianceBernstein            Andrew S. Adelson; since inception;      Chief Investment Officer of
  International Value        Chief Investment Officer of              International Investment Management
  Portfolio                  International Value Equities and         Services at Sanford C. Bernstein &
                             Executive Vice President of ACMC         Co., Inc. (SCB) since prior to 1998

                             Kevin F. Simms; since inception;         Director of research for emerging
                             Director of Research for                 markets equities at SCB since prior
                             International Value and Global Value     to 1998
                             Equities at ACMC

AllianceBernstein Small      Joseph G. Paul; since 2002; Senior       Chief Investment Officer of Advanced
  Cap Value Portfolio        Vice President of ACMC and Chief         Value at ACMC since October 2000 and
                             Investment Officer -- Small and          held the same position at SCB since
                             MidCap Value Equities of ACMC            1999; prior thereto, Director of
                                                                      Research of Advanced Value at SCB
                                                                      since prior to 1998

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Chief Investment Officer-U.S. Value      of U.S. Equity Investment Policy
                             Equities and Executive Vice President    Group at SCB since prior to 1998
                             of ACMC

                             Ranji H. Nagaswami, since 2003;          Senior Vice President of ACMC since
                             Senior Vice President of ACMC            1999; managing director and co-head
                                                                      of U.S. Fixed Income at UBS Brinson
                                                                      since prior to 1998

AllianceBernstein U.S.       Lewis A. Sanders; since inception;       Associated with Alliance since 2000;
  Large Cap Blended Style    Vice Chairman, Chief Investment          prior thereto, Chairman of the Board
  Portfolio                  Officer and a Director of ACMC           of Directors and Chief Executive
                                                                      Officer of SCB since prior to 1998


------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.


 **  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES


The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.



The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 pm, Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.


The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the period of the Portfolio's operations. Certain information reflects the financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein U.S. Large Cap Blended Style Portfolio because it had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.


                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO



                                                                   YEAR ENDED              JUNE 16,
                                                                  DECEMBER 31,            1999(A) TO
                                                           ---------------------------   DECEMBER 31,
                                                            2002       2001      2000        1999
                                                           -------   --------   ------   ------------
Net asset value, beginning of period.....................  $  1.00   $   1.00   $ 1.00      $ 1.00
                                                           -------   --------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................      .01        .03      .05         .02
                                                           -------   --------   ------      ------
LESS: DIVIDENDS
Dividends from net investment income.....................     (.01)      (.03)    (.05)       (.02)
                                                           -------   --------   ------      ------
Net asset value, end of period...........................  $  1.00   $   1.00   $ 1.00      $ 1.00
                                                           =======   ========   ======      ======
TOTAL RETURN
Total investment return based on net asset value(b)......      .85%      3.32%    5.65%       2.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $52,316   $ 49,161   $9,758      $1,163
Ratio to average net assets of:
    Expenses.............................................      .93%       .90%     .95%        .89%(c)
    Net investment income................................      .85%      2.60%    5.64%       4.71%(c)



                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO



                                                                                           JULY 14,
                                                           YEAR ENDED DECEMBER 31,        1999(A) TO
                                                        ------------------------------   DECEMBER 31,
                                                          2002       2001       2000         1999
                                                        --------   --------   --------   ------------
Net asset value, beginning of period..................  $  25.00   $  31.93   $  40.40     $ 35.72
                                                        --------   --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)................................      (.13)      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions........................................     (7.58)     (5.29)     (6.18)       4.75
                                                        --------   --------   --------     -------
Net increase (decrease) in net asset value from
  operations..........................................     (7.71)     (5.41)     (6.36)       4.68
                                                        --------   --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
  transactions........................................       -0-      (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investment transactions.............................       -0-       (.14)       -0-         -0-
                                                        --------   --------   --------     -------
Total distributions...................................       -0-      (1.52)     (2.11)        -0-
                                                        --------   --------   --------     -------
Net asset value, end of period........................  $  17.29   $  25.00   $  31.93     $ 40.40
                                                        ========   ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b)...    (30.84)%   (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $493,937   $572,266   $366,104     $27,124
Ratio to average net assets of:
    Expenses..........................................      1.31%      1.29%      1.30%       1.29%(c)
    Net investment loss...............................      (.64)%     (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate...............................       109%        49%        41%         26%


------------

See footnotes on page 98.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO



                                                                                               JUNE 1,
                                                              YEAR ENDED DECEMBER 31,         1999(A) TO
                                                          --------------------------------   DECEMBER 31,
                                                             2002        2001       2000         1999
                                                          ----------   --------   --------   ------------
Net asset value, beginning of period....................  $    22.03   $  23.06   $  21.76      $21.37
                                                          ----------   --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................         .17        .16        .18         .07
Net realized and unrealized gain (loss) on investment
  transactions..........................................       (4.98)      (.05)      2.73         .32
                                                          ----------   --------   --------      ------
Net increase in net asset value from operations.........       (4.81)       .11       2.91         .39
                                                          ----------   --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................        (.10)      (.13)      (.14)        -0-
Distributions from net realized gain on investment
  transactions..........................................        (.63)     (1.01)     (1.47)        -0-
                                                          ----------   --------   --------      ------
Total dividends and distributions.......................        (.73)     (1.14)     (1.61)        -0-
                                                          ----------   --------   --------      ------
Net asset value, end of period..........................  $    16.49   $  22.03   $  23.06      $21.76
                                                          ==========   ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      (22.26)%     0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $1,067,952   $889,394   $151,739      $7,993
Ratio to average net assets of:
    Expenses............................................         .93%       .92%       .95%        .97%(c)
    Net investment income...............................         .91%       .75%       .85%        .55%(c)
Portfolio turnover rate.................................          69%        80%        74%         46%



       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO



                                                                                             JUNE 2,
                                                               YEAR ENDED DECEMBER 31,      1999(A) TO
                                                              --------------------------   DECEMBER 31,
                                                               2002     2001(E)    2000        1999
                                                              -------   -------   ------   ------------
Net asset value, beginning of period........................  $ 11.94   $11.64    $11.16      $11.13
                                                              -------   ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................      .39      .55       .63         .33
Net realized and unrealized gain (loss) on investment
  transactions..............................................      .49      .31       .53        (.30)
                                                              -------   ------    ------      ------
Net increase in net asset value from operations.............      .88      .86      1.16         .03
                                                              -------   ------    ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................     (.35)    (.56)     (.68)        -0-
                                                              -------   ------    ------      ------
Net asset value, end of period..............................   $12.47   $11.94    $11.64      $11.16
                                                              =======   ======    ======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........     7.54%    7.60%    10.84%        .27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $10,602   $7,031    $3,627      $1,438
Ratio to average net assets of:
    Expenses................................................     1.07%    1.14%     1.20%       1.15%(c)
    Net investment income...................................     3.25%    4.61%     5.67%       5.48%(c)
Portfolio turnover rate.....................................      551%     259%      236%        172%


------------

See footnotes on page 98.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO



                                                                JULY 22, 2002(A)
                                                              TO DECEMBER 31, 2002
                                                              --------------------
Net asset value, beginning of period........................         $ 6.45
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................            .15
Net realized and unrealized gain on investment
  transactions..............................................            .24
                                                                     ------
Net increase in net asset value from operations.............            .39
                                                                     ------
Net asset value, end of period..............................         $ 6.84
                                                                     ======
TOTAL RETURN
Total investment return based on net asset value(b).........           6.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................         $  366
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(c)..........           1.42%
    Expenses, before waivers and reimbursements(c)..........           1.63%
    Net investment income(c)(f).............................           8.39%
Portfolio turnover rate.....................................             83%



                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO



                                                              YEAR ENDED         OCTOBER 26, 2001(A)
                                                           DECEMBER 31, 2002   TO DECEMBER 31, 2001(E)
                                                           -----------------   -----------------------
Net asset value, beginning of period.....................       $ 17.65                $17.56
                                                                -------                ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d).................................           .39                   .06
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions......................         (2.27)                  .03
                                                                -------                ------
Net increase (decrease) in net asset value from
  operations.............................................         (1.88)                  .09
                                                                -------                ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................          (.31)                  -0-
Distributions from net realized gain on investment
  transactions...........................................          (.19)                  -0-
                                                                -------                ------
Total dividends and distributions........................          (.50)                  -0-
                                                                -------                ------
Net asset value, end of period...........................       $ 15.27                $17.65
                                                                =======                ======
TOTAL RETURN
Total investment return based on net asset value(b)......        (10.80)%                 .51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................       $ 3,302                $1,570
Ratio to average net assets of:
    Expenses.............................................          1.05%                 1.00%(c)
    Net investment income................................          2.51%                 1.80%(c)
Portfolio turnover rate..................................            57%                   71%


------------

See footnotes on page 98.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO



                                                                 YEAR ENDED       OCTOBER 26, 2001(A)
                                                              DECEMBER 31, 2002   TO DECEMBER 31, 2001
                                                              -----------------   --------------------
Net asset value, beginning of period........................       $ 11.68               $11.31
                                                                   -------               ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(f)...................................          (.03)                (.02)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................         (1.78)                 .39
                                                                   -------               ------
Net increase (decrease) in net asset value from
  operations................................................         (1.81)                 .37
                                                                   -------               ------
Net asset value, end of period..............................       $  9.87               $11.68
                                                                   =======               ======
TOTAL RETURN
Total investment return based on net asset value(b).........        (15.50)%               3.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................       $   467               $  413
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............          1.63%                1.20%(c)
    Expenses, before waivers and reimbursements.............          1.92%                2.26%(c)
    Net investment loss(f)..................................          (.25)%               (.88)%(c)
Portfolio turnover rate.....................................            70%                  56%



                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO



                                                                                          JULY 16,
                                                            YEAR ENDED DECEMBER 31,      1999(A) TO
                                                           --------------------------   DECEMBER 31,
                                                            2002    2001(E)     2000        1999
                                                           ------   -------    ------   ------------
Net asset value, beginning of period.....................  $10.86   $10.92     $11.23      $10.98
                                                           ------   ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d).................................     .22      .32        .41(f)       .21(f)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................    1.57    (.38)      (.31)         .04
                                                           ------   ------     ------      ------
Net increase (decrease) in net asset value from
  operations.............................................    1.79    (.06)        .10         .25
                                                           ------   ------     ------      ------
LESS: DIVIDENDS
Dividends from net investment income.....................    (.11)     -0-      (.41)         -0-
Net asset value, end of period...........................  $12.54   $10.86     $10.92      $11.23
                                                           ======   ======     ======      ======
TOTAL RETURN
Total investment return based on net asset value(b)......   16.59%   (.55)%       .98%       2.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $8,507   $7,150     $6,145      $1,770
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........    1.42%    1.32%      1.31%       1.20%(c)
    Expenses, before waivers and reimbursements..........    1.42%    1.32%      1.35%       1.34%(c)
    Net investment income................................    1.92%    3.00%      3.82%(f)      3.96%(c)(f)
Portfolio turnover rate..................................     220%     101%       372%        183%


------------

See footnotes on page 98.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



                                                                JULY 22,
                                                               2002(A) TO
                                                              DECEMBER 31,
                                                                  2002
                                                              ------------
Net asset value, beginning of period........................     $12.04
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................        .42
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................        .21
                                                                 ------
Net increase in net asset value from operations.............     $  .63
                                                                 ------
Net asset value, end of period..............................     $12.67
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(b).........       5.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $  236
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(c)..........       1.36%
    Expenses, before waivers and reimbursements(c)..........       1.48%
    Net investment income(c)(f).............................       4.72%
Portfolio turnover rate.....................................         60%



              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO



                                                                JULY 22,
                                                               2002(A) TO
                                                              DECEMBER 31,
                                                                  2002
                                                              ------------
Net asset value, beginning of period........................     $10.20
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................        .35
Net realized and unrealized gain on investment
  transactions..............................................        .87
                                                                 ------
Net increase in net asset value from operations.............       1.22
                                                                 ------
Net asset value, end of period..............................     $11.42
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(b).........      11.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $  226
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(c)..........       1.63%
    Expenses, before waivers and reimbursements(c)..........       1.99%
    Net investment income(c)(f).............................       9.12%
Portfolio turnover rate.....................................        142%


------------

See footnotes on page 98.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


                                                                JULY 22,
                                                               2002(A) TO
                                                              DECEMBER 31,
                                                                  2002
                                                              ------------
Net asset value, beginning of period........................     $11.40
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................        .07
Net realized and unrealized gain on investment and foreign
  currency transactions.....................................       1.39
                                                                 ------
Net increase in net asset value from operations.............       1.46
                                                                 ------
Net asset value, end of period..............................     $12.86
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(b).........      12.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $   39
Ratio to average net assets of:
    Expenses(c).............................................       1.45%
    Net investment income(c)................................       1.92%
Portfolio turnover rate.....................................         90%



                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO



                                                                                             JUNE 1,
                                                             YEAR ENDED DECEMBER 31,        1999(A) TO
                                                          ------------------------------   DECEMBER 31,
                                                            2002       2001       2000         1999
                                                          --------   --------   --------   ------------
Net asset value, beginning of period....................  $ 16.31    $ 24.99    $ 33.54       $26.83
                                                          -------    -------    -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).........................     (.09)      (.11)       .04         (.03)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions.....................    (4.52)     (5.44)     (5.39)        6.74
                                                          -------    -------    -------       ------
Net increase (decrease) in net asset value from
  operations............................................    (4.61)     (5.55)     (5.35)        6.71
                                                          -------    -------    -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      -0-       (.04)      (.01)         -0-
Distributions from net realized gain on investment
  transactions..........................................      -0-      (1.85)     (3.19)         -0-
Distributions in excess of net realized gain on
  investment transactions...............................      -0-      (1.23)       -0-          -0-
Return of capital.......................................      -0-       (.01)       -0-          -0-
                                                          -------    -------    -------       ------
Total dividends and distributions.......................      -0-      (3.13)     (3.20)         -0-
                                                          -------    -------    -------       ------
Net asset value, end of period..........................  $ 11.70    $ 16.31    $ 24.99       $33.54
                                                          =======    =======    =======       ======
TOTAL RETURN
Total investment return based on net asset value(b).....   (28.26)%   (23.65)%   (17.75)%     25.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $71,124    $94,215    $54,127       $5,707
Ratio to average net assets of:
    Expenses............................................     1.13%      1.11%      1.08%        1.12%(c)
    Net investment income (loss)........................     (.69)%     (.59)%      .13%        (.20)%(c)
Portfolio turnover rate.................................       38%       104%        58%          54%


------------

See footnotes on page 98.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO



                                                                   YEAR ENDED          JULY 5,
                                                                  DECEMBER 31,        2000(A) TO
                                                                -----------------    DECEMBER 31,
                                                                 2002      2001          2000
                                                                ------    -------    ------------
Net asset value, beginning of period........................    $12.17    $ 15.62      $ 19.09
                                                                ------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)(f)..........................       .03        .10         (.04)
Net realized and unrealized loss on investment and foreign
  currency transactions.....................................      (.53)     (2.71)       (3.43)
                                                                ------    -------      -------
Net decrease in net asset value from operations.............      (.50)     (2.61)       (3.47)
                                                                ------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................      (.20)      (.03)         -0-
Distributions from net realized gain on investment
  transactions..............................................       -0-       (.81)         -0-
                                                                ------    -------      -------
Total dividends and distributions...........................      (.20)      (.84)         -0-
                                                                ------    -------      -------
Net asset value, end of period..............................    $11.47    $ 12.17      $ 15.62
                                                                ======    =======      =======
TOTAL RETURN
Total investment return based on net asset value(b).........     (4.26)%   (17.28)%     (18.43)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $3,609    $ 1,092      $   238
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............      1.79%      1.19%        1.20%(c)
    Expenses, before waivers and reimbursements.............      2.23%      1.93%        1.80%(c)
    Net investment income (loss)(f).........................       .28%       .80%        (.26)%(c)
Portfolio turnover rate.....................................        46%        35%          65%



                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO



                                                                                      SEPTEMBER 22,
                                                        YEAR ENDED DECEMBER 31,        1999(A) TO
                                                     ------------------------------   DECEMBER 31,
                                                      2002       2001        2000         1999
                                                     -------   --------    --------   -------------
Net asset value, beginning of period.............    $ 17.15   $  24.90    $  33.61     $  23.59
                                                     -------   --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)...........................       (.16)      (.17)       (.21)(f)       (.05)(f)
Net realized and unrealized gain (loss) on
  investment transactions........................      (7.01)     (5.91)      (6.38)       10.07
                                                     -------   --------    --------     --------
Net increase (decrease) in net asset value from
  operations.....................................      (7.17)     (6.08)      (6.59)       10.02
                                                     -------   --------    --------     --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions........................        -0-       (.11)      (2.12)         -0-
Distributions in excess of net realized gain on
  investment transactions........................        -0-      (1.56)        -0-          -0-
Total distributions..............................        -0-      (1.67)      (2.12)         -0-
                                                     -------   --------    --------     --------
Net asset value, end of period...................    $  9.98   $  17.15    $  24.90     $  33.61
                                                     =======   ========    ========     ========
TOTAL RETURN
Total investment return based on net asset
  value(b).......................................     (41.81)%   (25.45)%    (21.68)%     42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........    $99,528   $179,076    $178,768     $ 10,350
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................       1.46%      1.33%       1.31%        1.20%(c)
    Expenses, before waivers and
      reimbursements.............................       1.46%      1.33%       1.33%        1.52%(c)
    Net investment loss..........................      (1.27)%     (.92)%      (.66)%(f)       (.64)%(c)(f)
Portfolio turnover rate..........................         68%        40%         61%          64%


------------

See footnotes on page 98.

                       ALLIANCEBERNSTEIN QUASAR PORTFOLIO



                                                                    YEAR ENDED
                                                                   DECEMBER 31,       AUGUST 11, 2000(A)
                                                                ------------------     TO DECEMBER 31,
                                                                 2002       2001             2000
                                                                -------    -------    ------------------
Net asset value, beginning of period........................    $  9.98    $ 11.82          $13.00
                                                                -------    -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(f)...................................       (.09)      (.09)           (.03)
Net realized and unrealized loss on investment
  transactions..............................................      (3.11)     (1.40)          (1.15)
                                                                -------    -------          ------
Net decrease in net asset value from operations.............      (3.20)     (1.49)          (1.18)
                                                                -------    -------          ------
LESS: DIVIDENDS
Distributions from net realized gain on investment
  transactions..............................................        -0-       (.26)            -0-
Distributions in excess of net realized gain on investment
  transactions..............................................        -0-       (.09)            -0-
                                                                -------    -------          ------
Total distributions.........................................        -0-       (.35)            -0-
                                                                -------    -------          ------
Net asset value, end of period..............................    $  6.78    $  9.98          $11.82
                                                                =======    =======          ======
TOTAL RETURN
Total investment return based on net asset value(b).........     (32.06)%   (12.86)%         (8.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $ 5,101    $ 6,835          $  435
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............       1.37%      1.20%           1.20%(c)
    Expenses, before waivers and reimbursements.............       1.51%      1.43%           1.41%(c)
    Net investment loss(f)..................................      (1.10)%     (.98)%          (.69)%(c)
Portfolio turnover rate.....................................        111%       113%            178%



               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO



                                                                                 APRIL 24,
                                                                 YEAR ENDED      2001(A) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 11.49          $10.46
                                                                  -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................          .40             .31
Net realized and unrealized gain on investment
  transactions..............................................         (.11)           1.11
                                                                  -------          ------
Net increase in net asset value from operations.............          .29            1.42
                                                                  -------          ------
LESS: DIVIDENDS
Dividends from net investment income........................         (.30)           (.39)
                                                                  -------          ------
Total dividends.............................................         (.30)           (.39)
                                                                  -------          ------
Net asset value, end of period..............................      $ 11.48          $11.49
                                                                  =======          ======
TOTAL RETURN
Total investment return based on net asset value(b).........         2.31%          13.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $16,626          $5,603
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.31%           1.20%(c)
    Expenses, before waivers and reimbursements.............         1.52%           1.84%(c)
    Net investment income(f)................................         3.43%           4.40%(c)
Portfolio turnover rate.....................................           31%             33%


------------

See footnotes on page 98.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO



                                                                                 AUGUST 15,
                                                                 YEAR ENDED      2001(G) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001
                                                                ------------    ------------
Net asset value, beginning of period........................      $  9.87          $10.25
                                                                  -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................          .08             .01
Net realized and unrealized loss on investment and foreign
  currency transactions.....................................         (.61)           (.39)
                                                                  -------          ------
Net decrease in net asset value from operations.............         (.53)           (.38)
                                                                  -------          ------
LESS: DIVIDENDS
Dividends from net investment income........................         (.01)            -0-
                                                                  -------          ------
Total Dividends.............................................         (.01)            -0-
                                                                  -------          ------
Net asset value, end of period..............................      $  9.33          $ 9.87
                                                                  =======          ======
TOTAL RETURN
Total investment return based on net asset value(b).........        (5.36)%         (3.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $26,133          $1,828
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.44%           1.20%(c)
    Expenses, before waivers and reimbursements.............         2.47%           9.31%(c)
    Net investment income(f)................................          .86%            .17%(c)
Portfolio turnover rate.....................................           19%             22%



                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO



                                                                                   MAY 1,
                                                                 YEAR ENDED      2001(G) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 11.20          $10.00
                                                                  -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................          .08             .11
Net realized and unrealized gain (loss) on investment
  transactions..............................................         (.79)           1.09
                                                                  -------          ------
Net increase (decrease) in net asset value from
  operations................................................         (.71)           1.20
                                                                  -------          ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................         (.02)            -0-
Distributions from net realized gain on investment
  transactions..............................................         (.01)            -0-
                                                                  -------          ------
Total dividends and distributions...........................         (.03)            -0-
                                                                  -------          ------
Net asset value, end of period..............................      $ 10.46          $11.20
                                                                  =======          ======
TOTAL RETURN
Total investment return based on net asset value(b).........        (6.37)%         12.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $22,832          $  346
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.43%           1.20%(c)
    Expenses, before waivers and reimbursements.............         1.70%           3.17%(c)
    Net investment income(f)................................          .74%           2.17%(c)
Portfolio turnover rate.....................................           28%             12%


------------

See footnotes on page 98.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO



                                                                                   MAY 1,
                                                                 YEAR ENDED      2001(G) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2002            2001
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 10.07         $ 10.00
                                                                  -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(f).................................          .12             .08
Net realized and unrealized loss on investment
  transactions..............................................        (1.42)           (.01)
                                                                  -------         -------
Net increase (decrease) in net asset value from
  operations................................................        (1.30)            .07
                                                                  -------         -------
LESS: DIVIDENDS
Dividends from net investment income........................         (.02)            -0-
                                                                  -------         -------
Net asset value, end of period..............................      $  8.75         $ 10.07
                                                                  =======         =======
TOTAL RETURN
Total investment return based on net asset value(b).........       (12.95)%           .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $68,366         $27,286
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.21%           1.20%(c)
    Expenses, before waivers and reimbursements.............         1.43%           2.47%(c)
    Net investment income(f)................................         1.27%           1.29%(c)
Portfolio turnover rate.....................................           12%              4%


------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Based on average shares outstanding.


(e) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class B shares was as follows for the Portfolios included below:



                                                    INCREASE
                                                 (DECREASE) IN
                                                  NET REALIZED
                                 DECREASE IN     AND UNREALIZED
                                NET INVESTMENT   GAIN (LOSS) ON    DECREASE IN RATIO OF NET INVESTMENT
                                  INCOME PER      INVESTMENTS         INCOME TO AVERAGE NET ASSETS
                                    SHARE          PER SHARE      -------------------------------------
                                --------------   --------------         FROM:                TO:
AllianceBernstein Total
  Return......................       (0.02)            0.02              2.41%               1.80%
AllianceBernstein Global
  Bond........................       (0.04)            0.04              3.39%               3.00%
AllianceBernstein U.S./
  Government High Grade.......       (0.03)            0.03              4.86%               4.61%



(f)  Net of expenses reimbursed or waived by the Adviser.



(g) Commencement of operations.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

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

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.


NR--Indicates that Fitch does not rate the specific issue.

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                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM


    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.50 in 2002.



    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999.


    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.


GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end.


    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese Markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


    Each Portfolio's Investments in Japanese Issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2002, the Canadian Dollar-U.S. Dollar exchange rate was 1.5723:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000, respectively. During 2001, the gross domestic product is estimated to have contracted by 0.9%. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue these initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8% and -4.4% recorded for 1999, 2000 and 2001, respectively. During the second quarter of 2002, the economy contracted by 13.6%, year-on-year, but grew by 0.9% over the first quarter. Argentina's protracted recession has contributed to a serious fiscal crisis that has resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde has been unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's fragile condition has persisted in 2003.



    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On December 31, 2002, the Argentine Peso-U.S. Dollar exchange rate was 3.3647. The devaluation of the Argentine Peso has resulted in the reappearance of high inflation, as evidenced by the 40% rise in the consumer price index during the first ten months of 2002.


    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.

                                P.O. Box 786003


                                San Antonio, TX 78278-6003


BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

[LOGO]                                ALLIANCEBERNSTEIN VARIABLE
                                      PRODUCTS SERIES FUND, INC.


----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2003
----------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2003 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offers Class A shares. A separate Prospectus and SAI relates to the Fund's Class B shares. Financial Statements for each Portfolio of the Fund for the year ended December 31, 2002 are included in each Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Fund and the annual reports for the Portfolios of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                                  PAGE

Introduction........................................................
Investment Policies and Restrictions................................
      AllianceBernstein Money Market Portfolio......................
      AllianceBernstein Premier Growth Portfolio....................
      AllianceBernstein Growth and Income Portfolio.................
      AllianceBernstein U.S. Government/High Grade..................
        Securities Portfolio........................................
      AllianceBernstein High Yield Portfolio........................
      AllianceBernstein Total Return Portfolio......................
      AllianceBernstein International Portfolio.....................
      AllianceBernstein Global Bond Portfolio.......................
      AllianceBernstein Americas Government Income
        Portfolio...................................................
      AllianceBernstein Global Dollar Government
        Portfolio...................................................
      AllianceBernstein Utility Income Portfolio....................
      AllianceBernstein Growth Portfolio............................
      AllianceBernstein Worldwide Privatization
        Portfolio...................................................
      AllianceBernstein Technology Portfolio AllianceBernstein
      Quasar Portfolio..............................................
      AllianceBernstein Real Estate Investment
        Portfolio...................................................
      Other Investment Policies.....................................
Management of the Fund..............................................
Purchase and Redemption of Shares...................................
Net Asset Value.....................................................
Portfolio Transactions..............................................
Dividends, Distributions and Taxes..................................
General Information.................................................
Financial Statements and Report of Independent
  Auditors..........................................................
Appendix A - Description of Obligations Issued
  or Guaranteed by U.S. Government Agencies
  or Instrumentalities...........................................A-1
Appendix B - Futures Contracts and Options on
  Futures Contracts and Foreign Currencies.......................B-1
Appendix C - Options.............................................C-1
Appendix D - Additional Information About
  the United Kingdom, Japan, Canada, Mexico
  and Argentina..................................................D-1

(R): This registered service mark used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

----------------------------------------------------------------

                           INTRODUCTION
----------------------------------------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has twenty Portfolios, sixteen of which are described in this SAI. AllianceBernstein International Value Portfolio, AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein U.S. Large Cap Blended Style Portfolio are described in separate SAIs, copies of which can be obtained by contacting AGIS at the address or the telephone number shown on the cover of this SAI.

----------------------------------------------------------------

               INVESTMENT POLICIES AND RESTRICTIONS
----------------------------------------------------------------

            The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

            Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            The Portfolio may make the following investments diversified by maturities and issuers:


            1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

            2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

            3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term
(usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

            4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company
Act of 1940 (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's
Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

            For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

            REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements.

            LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by Alliance Capital Management L.P. (the "Adviser" or "Alliance") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

            In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

            In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 (the "Exchange Act") is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"), an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

            The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

              (i) the frequency of trades and quotations for the security;

             (ii) the number of dealers making quotations to purchase or sell the security;

            (iii) the number of other potential purchasers of the security;

             (iv) the number of dealers undertaking to make a market in the security;

              (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

             (vi) any applicable Commission interpretation or position with respect to such types of securities.

            Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

            MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

            The Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

            Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

            Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

            9. Make investments for the purpose of exercising control;

            10.  Purchase securities of other investment
companies, except in connection with a merger, consolidation, acquisition or reorganization;

            11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

            12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

            13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            RESTRICTED SECURITIES. The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

            SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

            OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

            It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co. ("SCB & Co."), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or as permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8.   Write put options;

            9. Make investments for the purpose of exercising control;

            10. Except as permitted in connection with short sales of securities against the box described under the heading
Short Sales above, make short sales of securities;

            11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

            12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's prospectus.

            The Portfolio may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

            The Portfolio may invest in foreign securities.
Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

            It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "AllianceBernstein
Premier Growth Portfolio - Options" above.

            The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

            The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

            INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase the securities of any other investment company except in a regular transaction on the open market;

            9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

            10. Invest in the securities of any company for the purpose of exercising control of management.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all U.S. Government Securities are considered a single investment. Accordingly, the Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

            U.S. GOVERNMENT SECURITIES. U.S. Government
Securities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

            U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED
SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

            GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

            The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

            The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

            FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

            The FHLMC issues two types of mortgage-related pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

            GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

            FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

            ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the Staff's interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

            REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

            GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

            HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

            1. Debt securities which are rated AAA, AA, or A by S&P or Fitch or Aaa, Aa or A by Moody's;

            2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated
AAA, AA or A by Fitch;

            3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by
Moody's; and

            4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

            INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

            SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

            OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 20% of its net assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

            COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

            Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

            Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

            The Staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The Staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent Staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the Staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

            OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

            The Portfolio intends to write call options for cross- hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

            In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

            For additional information on the use, risks and costs of options, see Appendix C.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instrumentalities and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

            A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

            The Portfolio enters into futures contracts which are based on U.S. Government Securities, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

            The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission ("CFTC"). In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

            LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

            WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

            When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

            The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions or forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

            When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in U.S. Government or high-grade (AAA, AA or A, or Aaa, Aa or A) securities, or (ii) more than 20% of its net assets in investment grade corporate debt securities.

            INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information" below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Participate on a joint or joint and several basis in any securities trading account;

            9. Invest in companies for the purpose of exercising control;

            10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes or loans of portfolio securities;

            11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

            12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

            13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

            14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

                 (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

                 (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

                 (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

            15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

            16. Purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

            17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            The ratings of fixed-income securities by Moody's, S&P, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. For a description of credit ratings see Appendix A to the Prospectus. Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

            While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

            PUBLIC UTILITIES. The Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

            MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

            Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

            Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

            Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

            DIRECT INVESTMENT IN MORTGAGES. The Portfolio may invest up to 5% of its total assets directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

            WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "AllianceBernstein U.S. Government/High Grade Portfolio -- Investment Practices -- When-Issued Securities and Forward Commitments." No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

            The Portfolio may purchase securities on a when, as and if issued basis as described above in "AllianceBernstein U.S. Government/High Grade Portfolio -- Investment Practices -- When-Issued Securities and Forward Commitments." The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see "AllianceBernstein U.S. Government/High Grade Securities Portfolio -- Investment Practices -- Futures Contracts and Options on Futures Contracts," above and Appendix B.

            Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, GNMA Certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

            Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

            PUT AND CALL OPTIONS. The Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio -- Investment Practices -- Options on U.S. and Foreign Government Securities." The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

            FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities."

            FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

            The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

            Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

            The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

            Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

            The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

            The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

            RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies--Illiquid Securities below." If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

            LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 80% of its net assets in high yield fixed-income securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; (illiquid securities purchased by the Portfolio may include (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

            9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

            10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

            11. Invest in companies for the purpose of exercising control of management;

            12. Issue any senior securities as defined in the 1940 Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments, or loans of portfolio securities may be considered senior securities);

            13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

            14.  Effect a short sale of any security;

            15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

            16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund." This fundamental policy cannot be changed without Shareholder Approval. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            OPTIONS. Subject to market conditions, the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "AllianceBernstein High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

            FOREIGN SECURITIES. Although the Portfolio may invest in foreign securities, it has no present intention to do so.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase the securities of any other investment company except in a regular transaction in the open market;

            9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

            10. Invest in other companies for the purchase of exercising control of management;

            11. Purchase securities on margin, borrow money, or sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

            12.  Underwrite securities issued by other persons;

            13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

            14.  Purchase or sell commodities or commodity contracts; or

            15. Issue any securities senior to the capital stock offered hereby.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.Ordinarily, the annual portfolio turnover rate will not exceed 100%.

            In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established international companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

            Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

            The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

            The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

            It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

            Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

            WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

            SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

            With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

            The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

            Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

            Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher, and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

            FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the Portfolio, see "AllianceBernstein High Yield Portfolio -- Foreign Currency Transactions," above.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

            9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

            10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

            11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

            12.  Effect short sales of securities;

            13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

            14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

            15. Invest in companies for the purpose of exercising management or control; or

            16. Issue senior securities except as permitted by the 1940 Act.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of U.S. Government Securities.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of, the Portfolio's commitments in futures and options on futures contracts.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing inconsistently with its policy of investing in high-quality debt securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

            2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            5. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            6. Participate on a joint or joint and several basis in any securities trading account;

            7. Invest in companies for the purpose of exercising control;

            8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

            9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

            10.  (a)   Purchase or sell real estate, except that it
may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            U.S. GOVERNMENT SECURITIES. For a general description of U.S. Government Securities, see Appendix B.

            U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED
SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "AllianceBernstein
U.S. Government/High Grade Securities Portfolio -- U.S.
Government Guaranteed Mortgage- Related Securities -- General," above.

            GNMA CERTIFICATES. For information regarding GNMA
Certificates, see "AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- GNMA Certificates," above.

            FHLMC SECURITIES. For information regarding FHLMC
Securities, see "AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- FHLMC Securities," above.

            FNMA SECURITIES. For information regarding FNMA
Securities, see "AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- FNMA Securities," above.

            ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have stripped the corpus from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the Staff's interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

            Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

            CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

            NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

            The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

            In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

            While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years, as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

            ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

            The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            See "Other Investment Policies -- Illiquid
Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or, when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

            Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreement," below.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in investment grade securities, or
(ii) more than 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

            2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

            8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

            9.   (a)   Purchase or sell real estate, except that it
may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

            For additional information about Canada, Mexico and Argentina, See Appendix D.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

            Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

            U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

            STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

            Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

            LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, or Fitch).

            When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

            U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

            INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

            There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions."

            FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

            OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

            The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus."

            OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            WARRANTS. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

            REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

            ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors.

            The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

            For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

            INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

CERTAIN RISK CONSIDERATIONS

            RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invests require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries other than those on which the Portfolio focuses its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

            Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

            SOVEREIGN DEBT OBLIGATIONS. Established secondary markets may not exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

            By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

            Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

            Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

            Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

            To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

            Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

            The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

            U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 65% of its total assets in sovereign debt obligations or in investments inconsistent with its restrictions on investing in specific countries.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

            2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Invest in companies for the purpose of exercising control;

            6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

            7.   (a)   Purchase or sell real estate, except that it
may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

            The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

            RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

            OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

            OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "AllianceBernstein Americas Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts," above.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "AllianceBernstein Americas Government Income Portfolio -- Forward Foreign Currency Exchange Contracts," above.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreements," below.

            ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

            CERTAIN RISK CONSIDERATIONS

            UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

            Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

            Declines in the prices of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

            Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

            Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

            INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

            INVESTMENT RESTRICTIONS. The following restrictions which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

            2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

            3. Purchase more than 10% of any class of the voting securities of any one issuer;

            4. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

            5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

            6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            7. Participate on a joint or joint and several basis in any securities trading account;

            8. Invest in companies for the purpose of exercising control;

            9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options or loans of portfolio securities;

            10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

            11.  (a)   Purchase or sell real estate, except that it
may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT PRACTICES AND POLICIES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation. The seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights. The Portfolio has established standards for the creditworthiness of parties with which it may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

            NON-PUBLICLY TRADED SECURITIES. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            FOREIGN SECURITIES. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 20% of its total assets in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

            DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
            IN WHICH THE PORTFOLIO MAY INVEST

            CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, or Fitch.

            The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            A description of Moody's, S&Ps, and Fitch short-term note ratings is included as Appendix A to the Prospectus.

            LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Portfolio's total assets.

            FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. Agreements for such purchases might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received. The Portfolio is required to create a segregated account with the Fund's Custodian and to maintain in that account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

            The Portfolio enters into forward commitments and makes commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

            Although the Portfolio does not intend to make such purchases for speculative purposes and the Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

            OPTIONS. As noted in the Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains in a segregated account with the Fund's Custodian, cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

            Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

            The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

            The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises, or is otherwise above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines, or is otherwise below the exercise price. The Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

            The Portfolio may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or increases in the value of securities to be acquired, up to the amount of the premium.

            The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            OPTIONS ON SECURITIES INDEXES. The Portfolio may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with the Fund's Custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

            The Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, the Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

            The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

            FUTURES AND RELATED OPTIONS. The Portfolio may enter into stock futures contracts, and may enter into foreign currency futures contracts. (Unless otherwise specified, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

            Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. The Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            The Portfolio may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

            The Portfolio may purchase and write options on stock index futures contracts. The Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.")

            The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, providing a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The Portfolio may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency that could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolio may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

            If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time the Portfolio would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions. Such transactions will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

            The Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, the Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

            OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            The Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of its portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolio, or securities the Portfolio intends to purchase. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index. In the case of futures and options on fixed-income securities, the Portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move by the same amount, or in the same direction, as the underlying index or obligation.

            For example, if the Portfolio purchases a put option on an index, and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities that the Portfolio is attempting to hedge, which could result in a loss on both the Portfolio and the hedging instrument.

            It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

            The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has occasionally resulted in market distortions which may be difficult or impossible to predict, particularly near the expiration of such contracts.

            The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

            Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

            If the Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

            In writing a call option on a security, foreign currency, index or futures contract, the Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's securities.

            The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Portfolio's portfolio. When the Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option (in the case of a call) or fall below the exercise price (in the case of a put) the option will not be exercised and the Portfolio will retain the amount of the premium. This will constitute a partial hedge against any decline that may have occurred in the Portfolio's holdings, or against the increase in the cost of the instruments to be acquired.

            When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

            In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

            With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, while creating an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

            Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolio enters into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions could have an adverse impact on the Portfolio's ability to effectively hedge its securities, and could result in trading losses.

            The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. This prevents the liquidation of open futures or option positions and requires traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

            The trading of Futures Contracts and options
(including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity that could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            The Staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolio will enter into those special arrangements only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectus. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

            Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. To the extent the Portfolio purchases or sells Futures Contracts and Options on Futures Contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When the Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

            The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolio.

            The amount of risk the Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

            Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency. This, in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike Futures Contracts and exchange-traded options entered into by the Portfolio, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

            Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the- counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. These CFTC regulations could limit the ability of the Portfolio to enter into desired transactions in futures contracts or options on futures contracts.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, it may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when the Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, the Portfolio maintains with the Fund's Custodian a segregated liquid assets account which, together with any initial margin deposits or other liquid assets, is equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases.

            The Portfolio has adopted the restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options, if as a result, more than 10% of its total assets would be invested in such options.

            When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

            ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by the Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Portfolio's securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

            The Portfolio will not over-hedge, or maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

            The Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, the Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

            The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolio can hold such contracts and the character of the income earned on such contracts. In addition, differences between the Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

            FUTURE DEVELOPMENTS. The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.
            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio will not:

            1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

            2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

            3. Borrow money in excess of 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

            4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

            5. Purchase or retain real estate or interests in real estate, although the Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

            6. Make loans to other persons except by the purchase of obligations in which the Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

            7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, loans of portfolio securities, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

            It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

            In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolio but which are not fundamental and are subject to change without shareholder approval.

            The Portfolio will not:

            (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

            (b) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

            (c) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that the Portfolio will not make such short sales with respect to securities having a value in excess of 5% of its total assets.

            (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

            (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

            (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

            (g) The Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or
(C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

            (h) Make investments for the purpose of exercising control or management.

            (i) Participate on a joint or joint and several basis in any trading account in securities.

            (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

            (k) Purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants that are not listed on the Exchange or the American Stock Exchange.

            (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Portfolio from entering into securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Portfolio's investment objective and policies.

            (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

            Whenever any investment restriction states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            Equity securities in which the Portfolio invests include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

            The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations," below.

            OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

            The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Prospectus.

            FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see
"Americas Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "Americas Government Income Portfolio -- Forward Foreign
Currency Exchange Contracts," above.

            FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

            SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities that include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the Securities Act requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the Exchange Act.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.

SPECIAL RISK CONSIDERATIONS

            Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

            PARTICIPATION IN PRIVATIZATIONS. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

            RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

            RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

            LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

            CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

            MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

            INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

            CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities.

            Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            TRANSACTION COSTS. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries, are generally higher than in the United States.

            U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

            ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

            NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes--General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

            Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

            INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Ratings of fixed-income securities by Moody's, S&P, or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P, and Fitch bond and commercial paper ratings.

            Adverse publicity and investor perceptions about lower- rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination;

            2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings,

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Issue any senior security within the meaning of the Act except that the Portfolio may make loans of portfolio securities and write put and call options;

            8. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

            9.  (a)    Purchase or sell real estate, except that it
may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            Critical factors which are considered in the selection of securities include the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally that the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

            Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to significantly benefit by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

            The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

            Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

ADDITIONAL INVESTMENT POLICIES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option, on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium, less brokerage commissions and fees.

            It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be SCB & Co. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

            OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements, or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the NASD, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

            LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

            Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

            1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

            2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

            3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

            4. Invest in the securities of any issuer which has a record of less than three years of continuous operation
(including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

            5. Make short sales of securities or maintain a short position or write put options;

            6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(14) listed below;

            7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

            8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

            9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

            10. Participate on a joint or joint and several basis in any securities trading account;

            11. Invest in companies for the purpose of exercising control;

            12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

            13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

            14. Borrow money except for the short-term credits from banks referred to in paragraph (12) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

            15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

            16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance, such investments are warranted to achieve the Portfolio's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities or preferred stocks, or it may hold its assets in cash.

            The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

            The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following additional investment policies supplement those set forth in the Prospectus.

            GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

            There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity that is deemed to be desirable in order to achieve the Portfolio's investment objective.

            SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

            PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

            The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

            Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be SCB & Co. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

            In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

            As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            As a matter of fundamental policy, the Portfolio may not:

            1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

            2. Invest more than 25% of the value of its total assets in any particular industry;

            3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

            4.   Purchase or sell real estate;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Except as permitted in connection with short sales of securities against the box described under the heading "Short
Sales" above, make short sales of securities;

            8. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed debt securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted securities and except for the lending of portfolio securities;

            9. Except as permitted in connection with short sales of securities or writing of call options, described under the headings "Short Sales" and "Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

            10. Except as permitted in connection with short sales of securities against the box described under the heading
"Additional Investment Policies and Practices" above, make short sales of securities; or

            11. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

            It is a non-fundamental policy of the Portfolio that
(i) the Portfolio utilize futures and options thereon only for hedging purposes, (ii) the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets, (iii) the Portfolio will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures, and (iv) the Portfolio will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            To the extent not described in the Portfolio's
Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices.

            CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

            FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian maintains, in a segregated account of the Portfolio, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with the Fund's Custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines, and it may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed- upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by the Fund's Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

            SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with the Fund's Custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

            ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold, or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the NASD. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

            The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

            DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government Securities, bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

            Subject to its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

            RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

            REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

            REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

            MORTGAGED-BACKED SECURITIES. Investing in
Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

            Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

            Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

            A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

            The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including Ginnie Mae.

            GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

            In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement the set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            As a matter of fundamental policy, the Portfolio may not:

            1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b)
U.S. Government Securities, or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

            2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or
(b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

            3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government Securities;

            4. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities;

            5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

            6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            8. Participate on a joint or joint and several basis in any securities trading account;

            9. Invest in companies for the purpose of exercising control;

            10. Issue any senior security within the meaning of the 1940 Act except that the Portfolio may lend portfolio securities in accordance with applicable law;

            11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

            12.  (a)   Purchase or sell commodities or commodity
contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

            REPURCHASE AGREEMENTS. Each Portfolio, except the AllianceBernstein Total Return Portfolio and the AllianceBernstein Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

            ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

            A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Quasar Portfolio and the AllianceBernstein Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio could, however, affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the NASD. A Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

            FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

            A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of each Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves.

            UNRATED SECURITIES. Unrated securities will also be considered by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio that may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND
-----------------------------------------------------------------

Board of Directors Information

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS
                            PRINCIPAL               IN FUND       OTHER
NAME, ADDRESS, AGE          OCCUPATIONS(S)          COMPLEX       DIRECTORSHIPS
OF DIRECTOR (YEARS OF       DURING PAST             OVERSEEN BY   HELD BY
SERVICE*)                   5 YEARS                 DIRECTOR      DIRECTOR
---------------------       --------------          -----------   -------------

INTERESTED DIRECTOR
John D. Carifa,** 58,       President, Chief          114         None
1345 Avenue of the          Operating Officer and
Americas,                   a Director of Alliance
New York, NY  10105 (13)    Capital Management
                            Corporation ("ACMC"),
                            with which he
                            has been associated
                            since prior to 1998.


DISINTERESTED DIRECTORS
Ruth Block,#+ 72,           Formerly an Executive     93          None
P.O. Box 4623,              Vice President and the
Stamford, CT 06903 (11)     Chief Insurance
                            Officer of The
                            Equitable Life
                            Assurance Society of
                            the United States;
                            Chairman and Chief
                            Executive Officer of
                            Evlico. Formerly a
                            Director of Avon,
                            Tandem Financial
                            Group, Donaldson,
                            Lufkin & Jenrette
                            Securities
                            Corporation, Ecolab
                            Incorporated
                            (specialty
                            chemicals) and BP
                            Amoco Corporation
                            (oil and gas).

David H. Dievler,#+ 73,     Independent               98          None
P.O. Box 167,               consultant.  Until
Spring Lake,                December 1994 he was
New Jersey 07762 (13)       Senior Vice President
                            of ACMC responsible
                            for mutual fund
                            administration.
                            Prior to joining
                            ACMC in 1984, he was
                            Chief Financial
                            Officer of Eberstadt
                            Asset Management
                            since 1968. Prior to
                            that he was a Senior
                            Manager at Price
                            Waterhouse & Co.
                            Member of American
                            Institute of
                            Certified Public
                            Accountants since
                            1953.


John H. Dobkin,#+ 61,       Consultant. He was        94          None
P.O. Box 12,                formerly a Senior
Annandale, New York 12504   Advisor from June 1999
(11)                        - June 2000 and
                            President of Historic
                            Hudson Valley
                            (December 1989 - May
                            1999).   Previously,
                            Director of the
                            National Academy of
                            Design.  During
                            1988-92, Director and
                            Chairman of the Audit
                            Committee of ACMC.

William H. Foulk, Jr.,#+    Investment Adviser and    110         None
70,                         an Independent
2 Sound View Drive,         Consultant.  He was
Suite 100                   formerly Senior
Greenwich, Connecticut      Manager of Barrett
06830 (13)                  Associates, Inc., a
                            registered
                            investment adviser,
                            with which he had
                            been associated
                            since prior to 1998.
                            He was formerly
                            Deputy Comptroller
                            of the State of New
                            York and, prior
                            thereto, Chief
                            Investment Officer
                            of the New York Bank
                            for Savings.

Clifford L. Michel,#+ 63,   Senior Counsel of the     93          Placer Dome,
15 St. Bernard's Road,      law firm of Cahill                    Inc.
Gladstone,                  Gordon & Reindel since
New Jersey 07934 (11)       February 2001, and a
                            partner of that firm
                            for more than
                            twenty-five years
                            prior thereto.
                            President and Chief
                            Executive Officer of
                            Wenonah Development
                            Company (investments)
                            and a Director of the
                            Placer Dome, Inc.
                            (mining).

Donald J. Robinson,#+ 68,   Senior Counsel to the     92          None
98 Hell's Peak Road,        law firm of Orrick,
Weston, Vermont 05161 (7)   Herrington & Sutcliffe
                            LLP since prior to
                            January 1998.
                            Formerly a senior
                            partner and a member
                            of the Executive
                            Committee of that
                            firm. Member of the
                            Municipal Securities
                            Rulemaking Board and
                            a Trustee of the
                            Museum of the City
                            of New York.

---------------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person," as defined in the 1940
     Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreements for certain Portfolios that set expense caps on overall Portfolio expenses and provide for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by each Portfolio, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                     Aggregate Dollar Range of
                                                     Equity Securities in the
                          Dollar Range of Equity     AllianceBernstein Fund
                          Securities in the Fund     Complex as of
                          as of December 31, 2002    December 31, 2002
                          -----------------------    -------------------------

John D. Carifa                   None                    Over $100,000
Ruth Block                       None                    Over $100,000
David H. Dievler                 None                    Over $100,000
John H. Dobkin                   None                    Over $100,000
William H. Foulk, Jr.            None                    Over $100,000
Clifford L. Michel               None                    Over $100,000
Donald J. Robinson               None                    Over $100,000


Officer Information

            Certain information concerning the Fund's officers is set forth below.

Name, Address,*             Position(s) Held        Principal Occupation
and (Age)                   with Fund               During Past 5 Years
----------------            -----------------       -------------------

John D. Carifa (58)         Chairman and President  See biography above.

Kathleen A. Corbet (43)     Senior Vice President   Executive Vice President of
                                                    ACMC,** with which she has
                                                    been associated since prior
                                                    to 1998.

Lewis A. Sanders (56)       Senior Vice President   Vice Chairman and Chief
                                                    Investment Officer of
                                                    ACMC** since October 2000.
                                                    Prior thereto he was Chief
                                                    Executive Officer of
                                                    Sanford C. Bernstein Co.
                                                    since prior to 1998.

Andrew S. Adelson (47)      Vice President          Senior Vice President and
                                                    Chief Investment Officer of
                                                    International Value
                                                    Equities and an Executive
                                                    Vice President of ACMC**
                                                    since October 2000; prior
                                                    thereto, Chief Investment
                                                    Officer of International
                                                    Investment Managment
                                                    Services at SCB & Co. since
                                                    prior to 1998.

Andrew M. Aran (46)         Vice President          Senior Vice President
                                                    of ACMC,** with which he
                                                    has been associated since
                                                    prior to 1998.

Bruce K. Aronow (36)        Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since 1999.
                                                    Prior thereto, he was a
                                                    Vice President at INVESCO
                                                    since 1998.

Edward D. Baker III (52)    Vice President          Senior Vice President and
                                                    Chief Investment Officer -
                                                    Emerging Markets of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Thomas J. Bardong (58)      Vice President          Senior Vice President of
                                                    ACMC,** with which he has
                                                    been associated since
                                                    prior to 1998.

Matthew D. W. Bloom (46)    Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Russel I. Brody (36)        Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since April 1998.

George D. Caffrey (49)      Vice President          Vice President of ACMC**
                                                    since January 2000.  Prior
                                                    thereto he headed the High
                                                    Yield Bond Group at AIG
                                                    Global Investment Corp.
                                                    since prior to 1998.

Kenneth T. Carty (42)       Vice President          Assistant Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

Frank V. Caruso (46)        Vice President          Senior Vice president of
                                                    Shields/ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

John F. Chiodi (37)         Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Paul J. DeNoon (41)         Vice President          Senior Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

Joseph C. Dona (42)         Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Marilyn G. Fedak (56)       Vice President          Senior Vice President and
                                                    Chief Investment Officer -
                                                    U.S. Value Equities and an
                                                    Executive Vice President at
                                                    ACMC** since October 2000.
                                                    Prior thereto, she was
                                                    Chief Investment Officer
                                                    and Chairman of the U.S.
                                                    Equity Investment Policy
                                                    Group at SCB & Co. since
                                                    prior to 1998.

Thomas Kamp (41)            Vice President          Senior Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

S. Sean Kelleher (42)       Vice President          Senior Vice President of
                                                    ACMC** since 1999.  Prior
                                                    thereto, he was a manager
                                                    of the MBS swaps desk at
                                                    Deutsche Bank since prior
                                                    to 1998.

David A. Kruth (39)         Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since 1998.

Alan E. Levi (53)           Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Michael J. Levy (33)        Vice President          Assistant Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

Gerald T. Malone (49)       Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Michael Mon (34)            Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since June
                                                    1999.  Prior thereto, he
                                                    was a Portfolio Manager at
                                                    Brundage, Stroy and Rose
                                                    since 1998.

Ranji H. Nagaswami (39)     Vice President          Senior Vice President of
                                                    ACMC** since 1999.  Prior
                                                    thereto, she was a managing
                                                    director and co-head of
                                                    U.S. Fixed Income at UBS
                                                    Brinson since prior to 1998.

Daniel Nordby (59)          Vice President          Senior Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

Jimmy K. Pang (29)          Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Raymond J. Papera (47)      Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Joseph G. Paul (43)         Vice President          Senior Vice President of
                                                    ACMC** and Chief Investment
                                                    Officer - Small Cap Value
                                                    Equities since 2002.  He is
                                                    also Chief Investment
                                                    Officer of Advanced Value
                                                    at ACMC** since October 2000
                                                    and held the same position
                                                    at Sanford C. Bernstein &
                                                    Co., Inc. since prior to
                                                    1998.

Douglas J. Peebles (37)     Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Jeffrey S. Phlegar (36)     Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Daniel G. Pine (51)         Vice President          Senior Vice President of
                                                    ACMC,** with which he has
                                                    been associated since prior
                                                    to 1998.

Michael J. Reilly (38)      Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Paul C. Rissman (46)        Vice President          Senior Vice President of
                                                    ACMC,** with which
                                                    he has been associated
                                                    since prior to 1998.

Ivan Rudolph-Shabinsky (39) Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Kevin F. Simms (37)         Vice President          Senior Vice President and
                                                    Director of Research for
                                                    International Value and
                                                    Global Value Equities at
                                                    ACMC** since October 2000.
                                                    Prior thereto, he was
                                                    Director of Research of SCB
                                                    & Co. since 1998.

Michael A. Snyder (41)      Vice President          Senior Vice President of
                                                    ACMC** since May, 2001.
                                                    Previously he was a
                                                    Managing Director in the
                                                    high yield asset management
                                                    group at Donaldson, Lufkin
                                                    & Jenrette Corporation from
                                                    1998 to 2001.

Annie C. Tsao (50)          Vice President          Senior Vice President of
                                                    ACMC,** with which she has
                                                    been associated since prior
                                                    to 1998.

Jean Van De Walle (44)      Vice President          Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

Richard A. Winge (51)       Vice President          Senior Vice President and
                                                    Managing Director of
                                                    AllianceBernstein
                                                    Investment and Research
                                                    Management, Inc.
                                                    ("ABIRM"),** with which he
                                                    has been associated since
                                                    prior to 1998.

Sandra Yeager (39)          Vice President          Senior Vice President of
                                                    ACMC,** with which she has
                                                    been associated since prior
                                                    to 1998.

Edmund P. Bergan, Jr. (52)  Secretary               Senior Vice President and
                                                    the General Counsel of
                                                    ABIRM** and AGIS,** with
                                                    which he has been
                                                    associated since prior to
                                                    1998.

Mark D. Gersten (52)        Treasurer and Chief     Senior Vice President of
                            Financial Officer       AGIS** and Vice President
                                                    of ABIRM,** with which he
                                                    has been associated since
                                                    prior to 1998.

Andrew L. Gangolf (48)      Assistant Secretary     Senior Vice President
                                                    and Assistant General
                                                    Counsel of ABIRM,** with
                                                    which he has been
                                                    associated since prior
                                                    to 1998.

Thomas R. Manley (51)       Controller              Vice President of ACMC,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.
-------------------

*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, ABIRM and AGIS are affiliates of the Fund.


            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                   TOTAL NUMBER   TOTAL NUMBER
                                                   OF REGISTERED  OF INVESTMENT
                                                   INVESTMENT     PORTFOLIOS
                                                   COMPANIES IN   IN THE
                                     TOTAL         THE ALLIANCE-  ALLIANCE-
                                     COMPENSATION  BERNSTEIN      BERNSTEIN
                                     FROM THE      FUND COMPLEX,  FUND COMPLEX,
                                     ALLIANCE-     INCLUDING THE  INCLUDING
                                     BERNSTEIN     FUND, AS TO    THE FUND, AS
                                     FUND          WHICH THE      TO WHICH THE
                      AGGREGATE      COMPLEX,      DIRECTOR IS    DIRECTOR IS A
                      COMPENSATION   INCLUDING     A DIRECTOR     DIRECTOR OR
NAME OF DIRECTOR      FROM THE FUND  THE FUND      OR TRUSTEE     TRUSTEE
----------------      -------------  ------------  -------------  -------------

John D. Carifa        $-0-           $0                 53          114
Ruth Block            $3,353         $192,600           43          93
David H. Dievler      $3,352         $246,238           48          98
John H. Dobkin        $3,362         $217,888           45          94
William H. Foulk, Jr. $3,362         $241,700           49          110
Clifford L. Michel    $3,353         $201,950           44          93
Donald J. Robinson    $3,363         $193,100           43          92


            As of April 11, 2003 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Americas Government Income Portfolio, the AllianceBernstein Global Dollar Government Portfolio and the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and AllianceBernstein Worldwide Privatization Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Quasar Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the AllianceBernstein High Yield Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001. The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of AllianceBernstein U.S. Large Cap Blended Style Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

            The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2002.

Portfolio                                         Amount Received
---------                                         ---------------

AllianceBernstein Money Market Portfolio          $ 69,000

AllianceBernstein Premier Growth Portfolio        $ 69,000

AllianceBernstein Growth and Income Portfolio     $ 69,000

AllianceBernstein U.S. Government/High
Grade Securities Portfolio                        $ 69,000

AllianceBernstein Total Return Portfolio          $ 69,000

AllianceBernstein Global Bond Portfolio           $ 69,000

AllianceBernstein Utility Income Portfolio        $ 69,000

AllianceBernstein Growth Portfolio                $ 69,000

AllianceBernstein Technology Portfolio            $161,695

AllianceBernstein Quasar Portfolio                $ 46,031

            Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         AllianceBernstein Money Market Portfolio           .500%
         AllianceBernstein Premier Growth Portfolio        1.000%
         AllianceBernstein Growth and Income Portfolio .625% AllianceBernstein U.S. Government/High Grade
           Securities Portfolio                             .600%
         AllianceBernstein High Yield Portfolio             .750%
         AllianceBernstein Total Return Portfolio           .625%
         AllianceBernstein International Portfolio         1.000%
         AllianceBernstein Global Bond Portfolio            .650%
         AllianceBernstein Americas Government
           Income Portfolio                                 .650%
         AllianceBernstein Global Dollar Government
           Portfolio                                        .750%
         AllianceBernstein Utility Income Portfolio         .750%
         AllianceBernstein Growth Portfolio                 .750%
         AllianceBernstein Worldwide Privatization
           Portfolio                                       1.000%
         AllianceBernstein Technology Portfolio            1.000%
         AllianceBernstein Quasar Portfolio                1.000%
         AllianceBernstein Real Estate Investment
           Portfolio                                        .900%

            The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                        FISCAL YEAR END          AMOUNT
                PORTFOLIO                 DECEMBER 31           RECEIVED

AllianceBernstein Money Market
  Portfolio                                  2000              $   657,891
                                             2001              $   840,656
                                             2002              $   821,456

AllianceBernstein Premier Growth
  Portfolio                                  2000              $26,492,001
                                             2001              $22,390,203
                                             2002              $16,947,980

AllianceBernstein Growth and Income
  Portfolio                                  2000              $ 3,685,941
                                             2001              $ 6,879,681
                                             2002              $10,145,603
AllianceBernstein U.S. Government/
  High Grade Securities Portfolio            2000              $   350,210
                                             2001              $   487,416
                                             2002              $   868,142

AllianceBernstein High Yield
  Portfolio                                  2000              $   130,347
                                             2001              $   120,638
                                             2002              $   226,146

AllianceBernstein Total Return
  Portfolio                                  2000              $   498,853
                                             2001              $   897,414
                                             2002              $ 1,131,591

AllianceBernstein International
  Portfolio                                  2000              $   600,398
                                             2001              $   413,047
                                             2002              $   459,783

AllianceBernstein Global Bond
  Portfolio                                  2000              $   355,749
                                             2001              $   344,820
                                             2002              $   374,114

AllianceBernstein Americas
  Government Income Portfolio                2000              $   177,702
                                             2001              $   259,998
                                             2002              $   383,817

AllianceBernstein Global Dollar
  Government Portfolio                       2000              $        -0-
                                             2001              $        -0-
                                             2002              $    94,598

AllianceBernstein Utility Income
 Portfolio                                   2000              $   394,043
                                             2001              $   481,671
                                             2002              $   369,511

AllianceBernstein Growth Portfolio
                                             2000              $ 3,432,836
                                             2001              $ 2,556,187
                                             2002              $ 1,867,303

AllianceBernstein Worldwide
  Privatization Portfolio                    2000              $   399,700
                                             2001              $   208,119
                                             2002              $   265,507

AllianceBernstein Technology
  Portfolio                                  2000              $ 5,426,292
                                             2001              $ 4,253,751
                                             2002              $ 2,856,689

AllianceBernstein Quasar
  Portfolio                                  2000              $ 1,610,910
                                             2001              $ 1,683,682
                                             2002              $ 1,235,887

AllianceBernstein Real Estate
  Investment Portfolio                       2000              $   106,542
                                             2001              $   203,342
                                             2002              $   464,560

            The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis .95% of average daily net assets for Class A Shares for the AllianceBernstein Money Market Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Total Return Portfolio, and AllianceBernstein Growth Portfolio. These contractual agreements automatically extend until May 1 of each year unless 60 days' prior written notice is given to the Adviser.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on October 9, 2002.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

            In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

            CBRE is a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractive of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

            Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares."

            Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

            The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

----------------------------------------------------------------

                         NET ASSET VALUE
----------------------------------------------------------------

            For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            Each Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.

            B. The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

            The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

            Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

            The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser and the Fund's distributor, for which SCB & Co may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                              FISCAL         BROKERAGE
                                              YEAR-END       COMMISSION
PORTFOLIO                                     DECEMBER 31    PAID ($)
---------                                    ------------    ----------

AllianceBernstein Growth                      2000             536,082
                                              2001             905,366
                                              2002             464,895

AllianceBernstein Growth
  and Income                                  2000           1,278,615
                                              2001           3,126,377
                                              2002           5,089,476

AllianceBernstein Global Bond                 2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein Global
  Dollar Government                           2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein High Yield                  2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein International               2000             217,504
                                              2001             145,026
                                              2002             168,020

AllianceBernstein Money Market                2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein Americas
  Gov't Income                                2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein Premier Growth              2000           1,974,594
                                              2001           2,349,330
                                              2002           6,596,311

AllianceBernstein Quasar                      2000             662,339
                                              2001             363,862
                                              2002             720,495

AllianceBernstein Real Estate
  Investment                                  2000              34,871
                                              2001              62,066
                                              2002             113,189

AllianceBernstein Technology                  2000             436,814
                                              2001             333,394
                                              2002             963,875

AllianceBernstein Total Return                2000             122,312
                                              2001             259,491
                                              2002             259,136


AllianceBernstein U.S. Gov't/
High-Grade Securities                         2000              -0-
                                              2001              -0-
                                              2002              -0-

AllianceBernstein
  Utility Income                              2000              35,041
                                              2001              94,324
                                              2002             178,592

AllianceBernstein Worldwide
  Privatization                               2000             184,152
                                              2001              88,420
                                              2002              90,266

            Brokerage commissions paid to SCB & Co. amounted to $106,876, $213,577 and $672,926 during the fiscal years ended
December 31, 2000, December 31, 2001 and December 31, 2002, respectively.

----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

CAPITALIZATION

      The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Total Return Portfolio, Alliance International Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance Worldwide Privatization Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio.

            The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.

            Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

            The outstanding voting shares of each outstanding Portfolio of the Fund as of April 11, 2003 consisted of the following numbers of Class A common stock: AllianceBernstein Money Market Portfolio, 85,653,792; AllianceBernstein Premier Growth Portfolio, 46,712,852; AllianceBernstein Growth and Income Portfolio, 26,529,875; AllianceBernstein U.S. Government/High Grade Securities Portfolio, 12,971,728; AllianceBernstein International Portfolio, 4,469,649; AllianceBernstein Total Return Portfolio, 10,963,007; Alliance Bernstein Global Bond Portfolio, 4,553,592; AllianceBernstein Americas Government Income Portfolio, 5,679,959; AllianceBernstein Global Dollar Government Portfolio, 1,935,234; AllianceBernstein Utility Income Portfolio, 2,941,150; AllianceBernstein Growth Portfolio, 9,668,506; AllianceBernstein Worldwide Privatization Portfolio, 2,193,327; AllianceBernstein Technology Portfolio, 8,855,433; AllianceBernstein Quasar Portfolio, 11,954,260; AllianceBernstein Real Estate Investment Portfolio, 4,215,318; and AllianceBernstein High Yield Portfolio, 5,498,997. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of April 11, 2003.

                                                    NUMBER OF     % OF
                                                    CLASS A       CLASS A
PORTFOLIO             NAME AND ADDRESS              SHARES        SHARES

AllianceBernstein   AIG Life Insurance Company      60,267,815    70%
Money Market        ("AIG")
                    Attn: Ed Bacon
                    600 N. King Street
                    Wilmington, DE 19801

                    American International           7,643,699     9%
                    of New York ("American")
                    Attn: Ed Bacon
                    2727 A-Allen Parkway
                    Houston, TX 77019

                    Fortis Benefits                 14,172,059    17%
                    ("Fortis") P.O. Box 64284
                    St. Paul, MN 55164

AllianceBernstein   AIG                              9,637,270    21%
Premier Growth

                    Keyport Life                     2,770,109     6%
                    Insurance Co.
                    ("Keyport")
                    Attn: James Joseph
                    125 High Street
                    Boston, MA 02110

                    Merrill Lynch                   21,136,162    45%
                    Insurance Group, Inc.
                    ("Merrill Lynch")
                    Attn: Kelly Woods
                    4804 Deer Lake Dr., E.
                    Jacksonville, FL 32246

                    Merrill Lynch Insurance Group    2,780,274     6%
                    P.O. Box 44139
                    Jacksonville, FL 32231

AllianceBernstein   AIG                             14,022,422    53%
Growth and Income

                    American                         1,719,976     6%

                    Lincoln Life Variable Annuity    2,222,433     8%
                    ("Lincoln Life")
                    Account N-6 H02 Fund
                    Accounting
                    1300 S. Clinton Street
                    Fort Wayne, IN 46802

                    Merrill Lynch Life Insurance     2,126,929     8%
                    Company
                    4804 Deer Lake Drive East
                    Building 3 4th Floor
                    Jacksonville, FL 32246

                    ING Life Insurance and           3,471,048    13%
                    Annuity Company
                    151 Farmington Avenue, #TN41
                    Hartford, CT 06156

AllianceBernstein   AIG                             11,406,093    88%
U.S. Government/
High Grade
                    American                         1,288,554    10%

AllianceBernstein   AIG                              9,693,795    90%
Total Return

                    American                           730,870     7%

AllianceBernstein   AIG                              3,574,839    80%
International

                    American                           406,822     9%

AllianceBernstein   AIG                              1,484,088    33%
Global Bond

                    National Union Fire                818,823    18%
                    Insurance Co.
                    c/o American
                    80 Pine Street
                    New York, NY 10005

                    Keyport                          1,543,248    34%

AllianceBernstein   AIG                              4,989,191    88%
Americas
Government Income
                    American                           462,553     8%

AllianceBernstein   AIG                              1,730,748    89%
Global Dollar
Government
                    American                           185,601    10%

AllianceBernstein
Utility Income      AIG                              2,661,262    91%

                    American                           243,020     8%

AllianceBernstein   AIG                              7,637,405    79%
Growth

                    American                         1,141,928    12%

AllianceBernstein   AIG                              1,900,061    87%
Worldwide
Privatization
                    American                           287,477    13%

AllianceBernstein   AIG                              6,728,382    75%
Technology

                    American                         1,088,222    12%

                    Lincoln Life                       739,866     8%

AllianceBernstein   AIG                              4,940,024    41%
Quasar

                    Merrill Lynch                    5,497,184    46%

AllianceBernstein
Real Estate         AIG                              2,533,158    61%

                    American                           245,066     6%

                    MetLife Investors                  888,781    21%
                    Variable Annuity
                    Account One
                    Attn: Shar Nevenhoven
                    4700 Westown Parkway
                    Suite 200
                    West Des Moines, IA 50266

                    Great West Life & Annuity          350,875     8%
                    Insurance Company
                    FBO Schwab Annuities
                    8515 E. Orchard Road
                    Attn: Investment Division 2T2
                    Englewood, CO 80111

AllianceBernstein   AIG                              5,113,161    93%
High Yield

                    American                           347,505     6%

CUSTODIAN

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

            AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

            Ernst & Young, LLP, 5 Times Square, New York, New
York 10036, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

            The capitalized term "Shareholder Approval," as used in this SAI means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

            From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

            The AllianceBernstein Money Market Portfolio's yield on its Class A shares for the seven days ended December 31, 2002 was 0.52%. The AllianceBernstein U.S. Government/High Grade Securities Portfolio's yield on its Class A shares for the month ended December 31, 2002 was 2.10. The AllianceBernstein Global Bond Portfolio's yield on its Class A shares for the month ended December 31, 2002 was 0.98. The AllianceBernstein Americas Government Income Portfolio's yield on its Class A shares for the month ended December 31, 2002 was 5.22. The AllianceBernstein Global Dollar Government Portfolio's yield on its Class A shares for the month ended December 31, 2002 was 8.02. The AllianceBernstein High Yield Portfolio's yield on its Class A shares for the month ended December 31, 2002 was 7.34.

            The average annual total return based on net asset value for each Portfolio's Class A shares for the one-, five-, and ten-year periods ended December 31, 2002 (or since inception through that date, as noted) was as follows:

                                                                    SINCE
                                                                    INCEPTION OR
                                    12 MONTHS                       10 YEARS
                                    ENDED          5 YEARS ENDED    ENDED
                                    12/31/02       12/31/02         12/31/02
                                    --------       --------         --------

AllianceBernstein
   Money Market Portfolio               1.10%          4.04%           4.03%
AllianceBernstein
   Premier Growth Portfolio          (30.64)%        (1.27)%          10.19%
AllianceBernstein Growth and
   Income Portfolio                  (22.05)%          3.70%          10.31%*
AllianceBernstein U.S. Government/
   High Grade Securities Portfolio     7.79%          6.40%            6.32%
AllianceBernstein High Yield
   Portfolio                          (3.03)%        (2.32)%          (1.63)%*
AllianceBernstein Total Return
   Portfolio                         (10.58)%         5.10%            8.84
AllianceBernstein International
   Portfolio                         (15.28)%        (3.53)%           2.81%
AllianceBernstein Global Bond
   Portfolio                          16.91%          4.79%            6.55%
AllianceBernstein Americas
   Government Income Portfolio        10.99%          7.93%            8.67%*
AllianceBernstein Global Dollar
  Government Portfolio                16.14%          7.42%           10.88%*
AllianceBernstein
  Utility Income Portfolio           (22.12)%        (0.10)%           5.83%*
AllianceBernstein Growth
   Portfolio                         (28.08)%        (4.70)%           7.84%*
AllianceBernstein Worldwide
   Privatization Portfolio            (4.19)%         1.44%            5.67%*
AllianceBernstein Technology
   Portfolio                         (41.71)%        (0.31)%           2.12%*
AllianceBernstein Quasar Portfolio
                                     (31.77)%        (8.97)%          (3.63)%*
AllianceBernstein Real Estate
   Investment Portfolio                2.60%          2.03%            5.34%*

*  Inception Dates

AllianceBernstein Money Market
   Portfolio                        December 30, 1992
AllianceBernstein Premier Growth
   Portfolio                        June 26, 1992
AllianceBernstein Growth and
   Income Portfolio                 January 14, 1991
AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio             September 17, 1992
AllianceBernstein High Yield
   Portfolio                        October 27, 1997
AllianceBernstein Total Return
   Portfolio                        December 28, 1992
AllianceBernstein International
   Portfolio                        December 28, 1992
AllianceBernstein Global Bond
   Portfolio                        July 15, 1991
AllianceBernstein Americas
   Government Income Portfolio      May 3, 1994
AllianceBernstein Global Dollar
   Government Portfolio             May 2, 1994
AllianceBernstein Utility
   Income Portfolio                 May 10, 1994
AllianceBernstein Growth
   Portfolio                        September 15, 1994
AllianceBernstein Worldwide
   Privatization Portfolio          September 23, 1994
AllianceBernstein Technology
   Portfolio                        January 11, 1996
AllianceBernstein Quasar
   Portfolio                        August 5, 1996
AllianceBernstein Real Estate
  Investment Portfolio              January 9, 1997

----------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS
----------------------------------------------------------------

            The financial statements and the reports of Ernst & Young LLP for each Portfolio of AllianceBernstein Variable Products Series Fund, Inc. are incorporated herein by reference to each Portfolio's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Each annual report is dated December 31, 2002 and was filed on: February 20, 2003 for the AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Global Bond Portfolio, and AllianceBernstein International Portfolio; on February 21, 2003 for the AllianceBernstein Money Market Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein Quasar Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Americas Government Income Portfolio, , AllianceBernstein Utility Income Portfolio, and AllianceBernstein Global Dollar Government Portfolio. They are available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                            APPENDIX A

         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
         BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES
----------------------------------------------------------------

            FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

            MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

            FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

            GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

            FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

            FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

            FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

            STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

            Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

-----------------------------------------------------------------

                            APPENDIX B

             FUTURES CONTRACTS AND OPTIONS ON FUTURES
                 CONTRACTS AND FOREIGN CURRENCIES
----------------------------------------------------------------

FUTURES CONTRACTS

            Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although a Portfolio may believe that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

            A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, a Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before a Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If a Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

            Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

            Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

            Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the Americas Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

            Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

----------------------------------------------------------------

                            APPENDIX C

                             OPTIONS
----------------------------------------------------------------

            Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading
"Other Investment Policies and Techniques -- Options."

            The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

            The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

            A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the- money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the- money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

            A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

----------------------------------------------------------------

             APPENDIX D: ADDITIONAL INFORMATION ABOUT
     THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
----------------------------------------------------------------

            The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

----------------------------------------------------------------

         ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
---------------------------------------------------------------

            The United Kingdom of Great Britain and Northern
Ireland is located off the continent of Europe in the Atlantic
Ocean. Its population is approximately 59 million.

GOVERNMENT

            The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are under consideration by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

            Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

            Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992. By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, the Labour Party gained a substantial majority in the House of Commons as Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party and Tony Blair achieved another victory in the next general election, which occurred on June 7, 2001. The Labour Party now holds 410 of the 659 seats in the House of Commons. The 2001 election results marked the first time in British political history that the Labour Party secured re-election; it was also the largest majority ever achieved by a governing party entering its second term. The next general election is required by law to occur no later than June 2006.

ECONOMY

            The United Kingdom's economy is tied with France for the position of fourth largest economy in the Organization for Economic Cooperation and Development, behind the United States, Japan and Germany. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 3.5% in 1997, 2.9% in 1998, 2.4% in 1999, 3.1% in 2000, 2.0% in 2001,
and 1.6% in 2002.

            Since the early 1990s, the United Kingdom's economy has had moderate inflation, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments). The inflation rate during 2002 was an estimated 1.3%.

            The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 19.9% of GDP in 2001 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

            Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 3.1% in 2002.

            Foreign trade remains an important part of the United Kingdom's economy. In 2001, exports of goods and services represented 27.1% of GDP and imports represented 29.3% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. The decline of the United Kingdom's manufacturing base has resulted in the emergence of a deficit on trade in manufactures, previously in surplus, since the early 1980s. Currently the United Kingdom is a net importer of foodstuffs and raw materials other than fuels, as well as of clothing and footwear, electrical machinery and motor vehicles, and a net exporter of petroleum and petroleum-related products, chemical products, tobacco, beverages and mechanical machinery. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted, with the European Union ("EU") having become a more significant trading partner of the United Kingdom. In 2001, the other members of the EU accounted for 58.1% of all exports and 51.7% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 2001, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

            Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which has continued through 2002 with the exception of 1997, when the balance of payments moved into surplus.

            With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement ("PSNCR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, showed a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has continued to meet the EMU's eligibility criteria (and, with a general government financial balance in surplus equivalent to 1% of GDP in 2001, is currently in a stronger fiscal position than that of most EMU members), the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum was held after the next general election, which occurred on June 7, 2001. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious. It is unclear whether a referendum will be held and, if so, what the outcome might be.

MONETARY AND BANKING SYSTEM

            The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

            The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 23% of the general insurance business placed in the international market. Financial and business services currently form approximately 27.4% of the country's GDP.

            The currency unit of the United Kingdom is the Pound Sterling. As trade with the EU has grown, the main rate of exchange in the past 20 years has been that against the Deutsche Mark (and from 1999, the Euro), rather than the U.S. Dollar. Between 1996 and 2000, the Pound appreciated strongly both against the U.S. Dollar and the Deutsche Mark/Euro, stabilizing slightly in 2001. Since the middle of 2000, the Pound has traded in a narrower range against the Euro than the U.S. Dollar. At the end of 2001 and 2002, the exchange rate between the U.S. Dollar and the Pound was 1.46 and 1.60, respectively, and the exchange rate between the Euro and the Pound was 1.63 and 1.53, respectively.

            On January 1, 1999 eleven member countries of the EU (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. On January 1, 2001 Greece became the twelfth country to adopt the Euro as its currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these participating countries (e.g., the Deutsche Mark and the French Franc) were subdivisions of the Euro. On January 1, 2002, Euro banknotes and coins were put into general circulation in the twelve participating countries. As of February 28, 2002, the old national currencies of all twelve countries were withdrawn from circulation and the Euro became the exclusive currency in those countries. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

            The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of December 31,2002, foreign equities constituted approximately 62% and United Kingdom equities constituted approximately 38% of the market value of all LSE listed and quoted equity securities. At the end of 2002, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

            The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 2002, 704 companies with an aggregate market value of 10.3 billion Pounds were traded on AIM. As of December 31, 2002, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of December 31,2002, 210 companies with an aggregate market value of 244.9 billion Pounds were traded on techMARK.

            The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

            Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

            On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

            On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. It is unclear whether there will be efforts in the future to establish a pan-European equity market.

            On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

            Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 2002, the five largest industry sectors by turnover among domestic securities were banks with 16.4%, telecommunications with 10.5%, oil and gas with 9.4%, pharmaceuticals with 7.8% and media/photography with 6.8%. In 2002, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 16.2% of the aggregate market value of listed and SEAQ International quoted securities, the United States with 14.1%, Germany with 13.0%, The Netherlands with 10.3% and Japan with 8.3%.

            Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2002, 706.4 billion domestic shares and 1057.2 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively, in 1990. At the end of 2002, the market value of listed domestic companies and foreign companies increased to 1,147.8 billion Pounds and 1901.7 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

            Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6930.2 on December 30, 1999. On December 29, 2000, the FT-SE 100 closed at 6222.5; on December 31, 2001, the FT-SE 100 closed at 5217.4; and on December 31, 2002, the FT-SE 100 closed at 3940.4.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

            The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through the Treasury. A system of self regulating organizations ("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

            On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan was to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan called for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The Financial Services and Markets Act, legislation implementing the proposed consolidation of the SROs into the FSA, which was more complex and more controversial, was enacted on June 14, 2000 and became fully implemented on December 1, 2001.

            The European Union's Investment Services Directive ("ISD") provides the framework for a single market in financial services in Europe. The ISD allows authorized firms to provide investment services in other EU member states on a cross-border basis without the need for separate authorization in the host state. Revisions to the ISD are currently under consideration.

            Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

            The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

----------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT JAPAN
----------------------------------------------------------------

            Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

            The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

            From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. Since 1993, Japan's political scene has been very fluid, with six different governments and seven prime ministers. Although the LDP has been unable to gain the majority of either house of the Diet and has therefore had to form coalitions with other parties to maintain its position of governance, it remains by far Japan's largest party and continues to dominate Japanese politics. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori, who had become one of Japan's most unpopular post-war prime ministers. Prime Minister Koizumi swept the LDP to an overwhelming victory in the July 2001 House of Councillors election, winning 65 of the 121 seats at stake. The LDP currently governs in a formal coalition with the New Komeito Party and the New Conservative Party. The coalition currently holds 283 of the 480 seats in the House of Representatives and 139 of the 247 seats in the House of Councillors. The opposition is dominated by the new Minshuto Party (Democratic Party of Japan), which was established in 1998 by various opposition groups and parties. The next election (House of Representatives) is required by law to occur no later than June 2004.

ECONOMY

            Japan altered its calculation of GDP in November 2000 and restated historic data accordingly. As restated, Japan's real GDP grew by 3.3% and 1.8% in 1996 and 1997, respectively, contracted by 1.2% in 1998, grew by 0.2% and 2.1% in 1999 and 2000, respectively, and contracted by 0.8% and 0.5% in 2001 and 2002, respectively. Inflation remained low during most of the 1990s, but during the last several years Japan has experienced deflation of -0.3% in 1999, -0.7% in 2000 and 2001 and -0.9% in
2002. Consumer demand has been stagnant and is expected to remain stagnant for the foreseeable future. Unemployment is at its highest level since the end of World War II, rising to 5.4% in 2002, and is not expected to fall appreciably in the foreseeable future.

            Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. While the U.S. remains Japan's most important single trading partner, accounting for 28.5% of Japan's exports and 18.3% of its imports in 2002, other Asian countries have become important export markets as well, accounting for 28.9% of all exports in 2002. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998, the overall trade surplus increased approximately 20% from 1997. Exports decreased to a total of $374.0 billion, down 8.6% from 1997, and imports decreased to $251.7 billion, down 18.2% from 1997. During 1999, the overall trade surplus was almost unchanged from 1998, with exports showing an increase of 7.9% and imports showing an increase of 11.1%. During 2000, the overall trade surplus decreased by approximately 5.0%, with exports increasing by approximately 14.0% and imports increasing by approximately 22.0%. During 2001, the overall trade surplus decreased by approximately 39.8%, the largest such decline in 31 years, with exports and imports decreasing by approximately 16.6% and 0.9%, respectively. The sharp decline in the trade surplus during 2001 was attributed to the economic slowdown in its largest export market, the U.S., as well as a rapid increase in imports from China. During 2002, the overall trade surplus increased for the first time since 1998, by approximately 33%, with exports increasing by approximately 3% and imports decreasing by approximately 4%. Japan remains the largest creditor nation and a significant donor of foreign aid.

            Japan's merchandise trade surpluses with the U.S. have historically been high and have give rise to numerous incidents of political conflict between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. In October 2001, the U.S. and Japan agreed to replace the 1995 automobile pact, a move that is viewed as a major step toward improving U.S. - Japan auto trade. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

            In recent years, Japan's two-way trade with China has grown rapidly. In 2002, China was Japan's second largest export market, accounting for 9.6% of total merchandise export revenue, and its largest supplier of imported goods, overtaking the U.S. for the first time, accounting for 18.3% of the total bill. This compares to export and import shares of 5.2% and 12.4%, respectively, in 1997.

            After achieving one of the world's highest economic growth rates between the 1960s and 1980s, by the early 1990s the economy had slowed dramatically when the "bubble economy" collapsed and stock and real estate prices plummeted. The collapse of asset prices in 1990-97 left Japan with cumulative losses of nearly $10 trillion, or roughly the equivalent of two years of national output. The government produced ten fiscal stimulus packages in the 1990s worth more than $1 trillion that contained public works spending and tax cuts. None of these stimulus packages have been successful in stimulating the economy.

            Shortly after taking office in April 2001, Prime Minister Koizumi announced the outlines of his reform agenda. In a departure from previous economic packages, his plan made no reference to stimulating growth through government spending. Rather, his plan stressed the need to rid Japan's banks of bad loans before real growth can return, setting a timetable of 2-3 years to solve the problem. The plan called for strengthening the Resolution & Collection Corporation and adopting some programs utilized by the U.S. in its resolution of the savings-and-loan crisis in the early 1990s, such as securitizing bad loans. Although Prime Minister Koizumi enjoys widespread popularity, he has faced considerable political opposition and has been unable to achieve any significant progress in implementing his reform agenda.

            One of the most serious consequences of the fall in asset prices since the early 1990s has been the pressure placed on Japan's financial institutions, many of which lent heavily to real-estate developers and construction companies during the 1980s. The fall in land prices, together with the economic slowdown, left Japanese banks saddled with a large amount of bad loans. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

            On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. These laws have not achieved their intended effect. In exchange for the infusion of public money, the banks were encouraged to undertake certain structural reforms to make them more profitable. These reforms have not been undertaken by the banks, nor has the government been very aggressive in encouraging them, and, as a result, the stock of bad debt has continued to grow and the financial system remains in a very fragile state. As of March 2002, the government estimated the amount of bad debt to be 43.2 trillion Yen. Private estimates range from 100 to 250 trillion Yen. In April 2003, the government approved the launch of the Industrial Revitalization Corp., a quasi governmental body charged with the responsibility of buying up the bad loans and selling them to the public.

            In 1996, the government, facing the prospect of a number of bank insolvencies, suspended Japan's normal deposit insurance cap of 10 million Yen (about $86,000) for five years. The suspension was extended one year from April 2001 to April 2002 to allow more time for smaller institutions to get back on their feet before removing the protection of deposit insurance. In April 2002, the 10 million Yen cap was reinstated, but only for time deposits. Although there was a significant movement from time deposits to demand deposits, the change proceeded without any sudden shocks to the financial system as feared. In addition to bad domestic loans, Japanese banks also had significant exposure to the financial turmoil in other Asian markets during the late 1990s. Furthermore, the Japanese banking system continues to be buffeted by factors beyond its control, including a new wave of bankruptcies and falling stock prices. Falling stock prices became an even greater factor in September 2001, when new mark-to-market accounting regulations went into effect. In October 2001, amid growing concerns, both internally and externally, about Japan's financial health, Japan's Financial Services Agency ("FSA") undertook a special inspection of Japan's major banks. Following the inspection, which concluded in April 2002, the FSA issued a report and recommendations for reform, which have been viewed as insufficient to address the problems. Citing, among other things, persistent flaws in Japan's banking sector, on April 15, 2002, S&P downgraded Japan's long-term local and foreign currency sovereign credit ratings to AA-. The fragility of Japan's financial system is expected to continue for the foreseeable future.

            In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, have not yet been implemented. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

            Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that slowed the appreciation of the Japanese Yen against the U.S. Dollar. Although the Yen's appreciation continued to slow on balance in 2001, the Japanese Yen began to gain ground against the U.S. Dollar in mid-2001 amid growing concern about the U.S. economy and Japan's own uncertain economic prospects. Prime Minister Koizumi recently underscored his government's determination to stop the Yen's appreciation, intervening in the currency market several times in the wake of the September 11, 2001 terrorist attacks. The average Yen-Dollar exchange rates in 1998, 1999, 2000, 2001 and 2002 were 131.0, 113.7, 107.8, 121.6 and 125.22, respectively.

            JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.9% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 2001. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1991 through 2001. Trading volume and the value of foreign stocks are not included.

        All Exchanges         TOKYO           OSAKAN           AGOYA
        VOLUME   VALUE    VOLUME   VALUE    VOLUME  VALUE   VOLUME  VALUE
        ------   -----    ------   -----    ------  -----   ------  -----

2001    217,893  225,239  204,037  202,262  12,377  20,779  1,402   6,113
2000    196,087  290,325  174,159  248,662  17,267  34,669  4,575   6,876
1999    175,445  210,236  155,163  185,541  14,972  22,105  4,934   2,371
1998    139,757  124,102  123,198   97,392  12,836  20,532  3,367   5,986
1997    130,657  151,445  107,566  108,500  15,407  27,024  6,098  12,758
1996    126,496  136,170  101,170  101,893  20,783  27,280  4,104   5,391
1995    120,149  115,840   92,034   83,564  21,094  24,719  5,060   5,462
1994    105,937  114,622   84,514   87,356  14,904  19,349  4,720   5,780
1993    101,173  106,123   86,935   86,889  10,440  14,635  2,780   3,459
1992     82,563   80,456   66,408   60,110  12,069  15,575  3,300   3,876
1991    107,844  134,160   93,606  110,897  10,998  18,723  2,479   3,586

Source: The Tokyo Stock Exchange Fact Books (1994-2000); monthly data sheets (2001).

THE TOKYO STOCK EXCHANGE

            OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During 2001, the TSE accounted for 98.7% of the market value and 93.6% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 38 (out of 2,103 total companies listed on the TSE) non-Japanese companies at the end of 2001. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First
Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

            The TSE has recently undertaken several new initiatives. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange, the TSE's most concrete global alliance to date. Although the TSE has entered into agreements with other exchanges, they are for the most part limited to information sharing arrangements. Additionally, the TSE is participating in multilateral discussions to explore the possibility of a Global Equity Market. Other participants include the New York Stock Exchange, the Toronto Stock Exchange, the Bolsa Mexicana de Valores and the Hong Kong Exchanges.

            SECTOR ANALYSIS OF THE FIRST SECTION. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 2001, the three largest industry sectors, based on market value, listed on the first section of the TSE were electric appliances, with 211 companies representing 16.6% of all domestic stocks so listed; transportation equipment, with 85 companies representing 9.2% of all domestic stocks so listed; and banks with 88 companies representing 7.8% of all domestic stocks so listed.

            MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394.3 billion Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value increased to 757.3 billion Yen and aggregate year-end market value in 1999 increased to 456,840 billion Yen. In 2000, the average daily trading value increased to 1,002.7 billion Yen and aggregate year-end market value in 2000 decreased to 360,554 billion Yen. In 2001, the average daily trading value decreased to 822.2 billion Yen and aggregate year-end market value in 2001 decreased to 296,789 billion Yen.

            MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999. On December 28, 2001, the TOPIX closed at 1032.14, down approximately 20% from the beginning of 2001.

JAPANESE FOREIGN EXCHANGE CONTROLS

            Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

            In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

            Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

REGULATION OF THE JAPANESE EQUITIES MARKETS

            The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the six stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

            The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

            Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT CANADA
------------------------------------------------------------

Territory and Population
------------------------

            Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government
----------

            Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

            Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics
--------

            Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Since the 2000 election, the Liberal Party has suffered several setbacks that have damaged its credibility and have served to reinvigorate the opposition. These include allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as Prime Minister and would leave office in February 2004. The next general election is scheduled to occur in November 2005.

            Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

            The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. Mr. Bouchard, acknowledging that he had failed to rekindle the fervor for secession, resigned his post in January 2001. It is unclear whether Mr. Bouchard's successor, Bernard Landry, will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. Furthermore, the PQ fared poorly in the June 2002 provincial elections. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession.

            While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement is considered to be dormant at this time.

Monetary and Banking System
---------------------------

            The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade
-----

            Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel
(1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A second Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005.

            Given the relatively small size of Canada's domestic market, the trade sector has always been an important factor in the growth of the Canadian economy. Currently, more than 45% of Canada's output is exported. The United States is by far Canada's largest trading partner. Since the 1980s Canada has recorded growing merchandise trade surpluses with the United States. A significant contributor to Canada's export growth in recent years has been the telecommunications and computer machinery sector. Energy exports have surged as well. Canada's trade surplus in 2001 was US$40 billion. In view of the slowing of the U.S. economy in 2001-2002, the trade surplus has narrowed, as import growth has outpaced export growth.

Economic Information Regarding Canada
-------------------------------------

            Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

            The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Budget surpluses of C$2.9 billion, C$12.3 billion, C$20 billion and C$9.8 billion were recorded for the 1998-1999, 1999-2000, 2000-2001 and 2001-2002 fiscal years, respectively.
The last time the budget was in surplus for five consecutive years was in the period up to 1951-1952. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve. The recent slowdown in economic growth, however, has altered that forecast, as federal revenue started to decline in the 2001-2002 fiscal year. Contributing to the decline in federal revenue are the tax cuts and spending measures implemented in the past several years in the wake of the budget surpluses. Nonetheless, Canada is expected to maintain a balanced budget for the next two years, making it the only country in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.) to do so. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994.

            In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. For fiscal year 2000-2001 all provinces, with the exception of Newfoundland, Nova Scotia and Prince Edward Island, reported budget surpluses. As with the federal government, provincial revenues started to decline in the 2001-2002 fiscal year. Those provinces that are required to have balanced budgets may be forced to reduce public spending.

            Prior to 2001, Canada's real GDP growth was expressed in constant 1992 prices. In 2001, Statistics Canada rebased the measure to chained 1997 prices. Using the new measure, Canada's real GDP growth rate was 4.1%, 5.4%, 4.5%, 1.5% and 3.3% in 1998,
1999, 2000, 2001 and 2002, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

            During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999, 2000, 2001 and 2002, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673, ..673, .646 and .637, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001, concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, most recently on January 15, 2002, when it was lowered to 2.00%, the lowest level in 40 years. Subsequently, the Bank Rate was raised several times, most recently on March 3, 2003, when it was raised to 3.0%.

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain
Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

            CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

            The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

            The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                                    Buying Rate in
                                                    U.S. Dollars
                                                    --------------

            1993........................................0.78
            1994........................................0.73
            1995........................................0.73
            1996........................................0.73
            1997........................................0.72
            1998........................................0.67
            1999........................................0.67
            2000........................................0.67
            2001........................................0.65
            2002........................................0.64

Source:  Federal Reserve Statistical Releases.

            INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. Although the inflation rate during the last quarter of 2002 exceeded the target level, for the year 2002 as a whole, the rate was within the targeted range. The inflationary pressures that existed in the second half of 2002 persisted into 2003 but are expected to ease in the second half of 2003. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1993 through 2002, and for each of the first two months of 2003.

                                                    National Consumer
                                                    Price Index
                                                    -----------------

            1991........................................5.6
            1992........................................1.5
            1993........................................1.8
            1994........................................0.2
            1995........................................2.2
            1996........................................1.6
            1997........................................1.6
            1998........................................0.9
            1999........................................1.7
            2000........................................2.7
            2001........................................2.6
            2002........................................2.3
            2003........................................
               January..................................4.5
               February.................................4.6

Source:       STATISTICS CANADA; BANK OF CANADA WEEKLY STATISTICS.

            CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1996 through 2002, at current and chained 1997 prices.

                                            Gross Domestic     Change from
                                            Product at         Prior Year at
                        Gross Domestic      Chained 1997       Chained 1997
                        Product             Prices             Prices
                        --------------      -------------      -------------

                      (millions of Canadian Dollars)              (%)

1996                     833,100             848,667              1.7
1997                     877,900             885,022              4.2
1998                     901,800             919,770              4.1
1999                     957,900             966,362              5.4
2000                   1,038,800           1,009,182              4.5
2001                   1,092,246           1,027,523              1.5
2002                   1,142,123              NA                  3.3

Source:  STATISTICS CANADA; BANK OF.

            YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND
BONDS. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and
10-year Canada Benchmark Bonds from January 1998 through December
2002.

                     Treasury Bills                  Benchmark Bonds
1998             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            4.10           4.42                5.09         5.41
February           4.57           4.84                5.26         5.47
March              4.59           4.70                5.11         5.34
April              4.85           4.97                5.32         5.49
May                4.75           4.97                5.21         5.34
June               4.87           5.04                5.28         5.35
July               4.94           5.13                5.42         5.47
August             4.91           5.25                5.62         5.67
September          4.91           5.03                4.78         4.95
October            4.74           4.79                4.69         5.00
November           4.82           4.93                5.03         5.18
December           4.70           4.76                4.76         4.89

                     Treasury Bills                  Benchmark Bonds
1999             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            4.66           4.77                4.76         4.89
February           4.84           4.93                5.22         5.26
March              4.75           4.86                4.95         5.05
April              4.60           4.67                4.98         5.14
May                4.42           4.60                5.34         5.42
June               4.62           4.88                5.35         5.46
July               4.64           4.81                5.53         5.62
August             4.83           5.08                5.51         5.55
September          4.69           4.87                5.67         5.77
October            4.85           5.20                6.20         6.26
November           4.82           5.10                5.98         6.02
December           4.93           5.29                6.11         6.18

                     Treasury Bills                  Benchmark Bonds
2000             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            5.08           5.39                6.38         6.44
February           5.05           5.42                6.29         6.19
March              5.28           5.56                6.13         6.03
April              5.45           5.74                6.17         6.10
May                5.75           6.01                6.17         6.00
June               5.55           5.84                6.04         5.93
July               5.63           5.82                6.00         5.86
August             5.62           5.77                5.92         5.77
September          5.56           5.72                5.76         5.75
October            5.62           5.74                5.75         5.72
November           5.74           5.88                5.59         5.54
December           5.56           5.58                5.30         5.35

                     Treasury Bills                  Benchmark Bonds
2001             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            5.14           5.05                5.14         5.39
February           4.80           4.74                5.09         5.36
March              4.60           4.58                5.03         5.41
April              4.41           4.36                5.23         5.66
May                4.40           4.45                5.61         5.96
June               4.24           4.29                5.39         5.73
July               4.03           4.06                5.36         5.76
August             3.81           3.84                4.93         5.36
September          3.05           2.96                4.62         5.32
October            2.34           2.26                4.08         4.86
November           2.07           2.13                4.68         5.36
December           1.95           1.95                4.69         5.44

                     Treasury Bills                  Benchmark Bonds
2002             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            1.96           2.11                4.71         5.42
February           2.05           2.19                4.58         5.31
March              2.30           2.68                5.28         5.79
April              2.37           2.68                5.05         5.64
May                2.60           2.87                4.90         5.49
June               2.70           2.87                4.67         5.37
July               2.81           2.90                4.30         5.23
August             2.96           3.08                4.49         5.14
September          2.83           2.93                4.20         4.92
October            2.73           2.81                4.34         5.16
November           2.70           2.78                4.28         5.09
December           2.68           2.78                4.17         4.96

Source:  BANK OF CANADA.

-----------------------------------------------------------------

      ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
-----------------------------------------------------------------

Territory and Population
------------------------

            The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 99.6 million in mid-2000, as reported by the Consejo Nacional de Poblacion (Conapo).

            Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.5% in the late 1990s. The growth rate in 2001 was 1.2%.

Government
----------

            The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

            Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

            Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

            Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

            Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics
--------

            Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

            On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The Alianza por el Cambio, which comprises the PAN and a smaller party, now has 223 seats in the 500-member Chamber of Deputies and 51 seats in the 128-member Senate; the PRI now has 210 seats in the Chamber of Deputies and 60 seats in the Senate; and the Alianza por Mexico now has 67 seats in the Chamber of Deputies and 17 seats in the Senate. The next general elections are scheduled to occur in July 2003 (congressional).

            The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

            At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there was renewed hope that the negotiations could be resumed. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would have amended the constitution to provide indigenous people more autonomy in their government. Congress approved the bill in April 2001, but it was rejected by the insurgents, who accused President Fox and Congress of betraying them by watering down the reform. Communications with government peace negotiators were subsequently abandoned.

            In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

            Shortly after President Fox's electoral victory on July 2, 2000, he announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions. With no one party holding a majority in the legislature, however, it has not been easy for President Fox to advance his reform agenda.

Money and Banking
-----------------

            Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

            New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

            Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under Fobaproa, the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of September 2002 these liabilities were equivalent to 12.6% of Mexico's GDP. Nonetheless, the government has had to intervene and take control of a number of institutions for eventual sale, most recently in November 1999, when the government took control of BanCrecer, Mexico's fifth largest bank, at an estimated cost of $10 billion. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks; these rules are scheduled to be fully implemented in 2003. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the end of 2002, only one of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and all of the banks that had been taken over operated under the supervision of the government had been sold or liquidated.

Trade
-----

            Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area. Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. Negotiations to reach free-trade agreements with the group formed by Guatemala, Honduras and El Salvador are continuing. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. In May 2000, Mexico signed an agreement with Guatemala, Honduras and El Salvador, and in November 2000 an agreement with members of the European Free Trade Area (Iceland, Lichtenstein, Norway and Sweden) was signed. Mexico now has free trade agreements with 31 nations. The government estimated that at the end of 2001, 90% of Mexico's exports had the benefit of some sort of preferential treatment. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. President Fox has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay) but similar efforts have failed in the past due in part to conflicts between Mexico and Brazil.

            In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994. Since the purchase of Grupo Financiero Banamex - Accival SA by Citigroup, Inc. in 2001, Mexico's three largest banks have been under foreign ownership.

Economic Information Regarding Mexico
-------------------------------------

            During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

            The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992.
From October 1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

            Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

            On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

            In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

            The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

            In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

            Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

            The government established a series of economic reform programs following the 1995 Economic Plan. On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the government to respond to social needs, (v) avoid economic crises of the types suffered by Mexico during the past 20 years,
(vi) continue to decrease gradually the rate of inflation and
(vii) achieve a public sector balance that is close to equilibrium by the year 2000. In order to achieve a sustainable real GDP growth of 5%, the Government believes an investment rate of 25% of GDP is required. Thus, the PRONAFIDE seeks to stimulate investment by (i) promoting private-sector savings through the new pension system and through a fiscal policy aimed at stimulating internal savings of individuals, families and businesses, (ii) consolidating public savings through the rationalization of public expenditures and keeping such expenditures within the level of tax revenues, although investment and social programs will continue to be a priority,
(iii) using external savings only as a complement to internal savings and (iv) strengthening and modernizing the financial system through adequate supervision and controls, as well as stimulating and reorienting development banks by increasing their level of investment efficiency.

            The PRONAFIDE, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995. Nonetheless, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.

            The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. Mexico registered a $7.9 billion deficit in its trade balance in 1998, a $5.6 billion deficit in 1999, an $8.1 billion deficit in 2000 and a $10 billion deficit in 2001. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. Mexico's current account balance registered deficits of $16.1 billion, $14.01 billion, $18.2 billion and $18.0 billion in 1998, 1999, 2000 and 2001, respectively. During the first nine months of 2002, Mexico's current account balance registered a deficit of $9.5 billion, compared with a $14.7 billion dollar deficit during the same period in 2001.

            On September 30, 2002, Mexico's international reserves amounted to $48.0 billion, compared to $44.7 billion at December 31, 2001, $33.6 billion at December 31, 2000, $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.

            During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow until 2001, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, 4.9% for 1998, 3.8% for 1999 and 6.9% for 2000.
For 2001, Mexico's real GDP contracted by 0.3%. During the third quarter of 2002, Mexico's real GDP grew by 1.8%, year-on-year. The recent slowdown in Mexico's economy has been attributed to the slowdown of the U.S. economy, rather than any policy failures of the Mexican government.

            Although the Mexican economy has stabilized since 1994, continuing recovery will require economic and fiscal discipline as well as stable political and social conditions. There can be no assurance that the government's initatives will be successful or that President Fox and succeeding administrations will continue those initiatives. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 7, 2000, respectively.

Statistical and Related Information
Concerning Mexico
-----------------------------------

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

            CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

            The following table sets forth the exchange rates of

the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1992 to 2002.

                          End of
                          Period      Average
                          ------      -------

1992...................... 3.119      3.094
1993...................... 3.192      3.155
1994...................... 5.325      3.375
1995...................... 7.643      6.419
1996...................... 7.851      7.599
1997...................... 8.083      7.918
1998...................... 9.865      9.136
1999...................... 9.514      9.556
2000...................... 9.572      9.456
2001...................... 9.268      9.337
2002......................10.439      9.416

Source:  Banco de Mexico.

            INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

            The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

            The government has been committed to reversing the decline in real wages that occurred in the 1980s through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. At year-end 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% at year-end 1999, 9.0% at year-end 2000 and 4.4% at year-end 2001. At year-end 2002, the inflation rate was 5.7%, above the government's year-end target of 4.5%.

            CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1992 through 2002.

                                                    Changes in
                                                    National Consumer
                                                    Price Index,
                                                    Increase Over
                                                    Previous Period
                                                    -----------------

            1992.............................             11.9
            1993.............................              8.0
            1994.............................              7.1
            1995.............................             52.0
            1996.............................             27.7
            1997.............................             15.7
            1998.............................             18.6
            1999.............................             12.3
            2000.............................              9.0
            2001.............................              4.4
            2002.............................              5.7

Source: Banco de Mexico.

            MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1992 through 2001, and the first three quarters of 2002, at current and constant prices.


                             Gross          Gross                 Change
                             Domestic       Domestic              from Prior
                             Product        Product at            Year at
                             at Current     Constant              Constant
                             Prices         1993 Prices(1)        Prices
                             ----------     -------------         ----------

                             (millions of Mexican Pesos)          (percent)

            1992.............1,125,334       1,232,162               3.6
            1993.............1,256,196       1,256,196               2.0
            1994.............1,423,364       1,312,200               4.5
            1995.............1,840,431       1,230,608              (6.2)
            1996.............2,508,147       1,293,859               5.1
            1997.............3,178,953       1,381,352               6.8
            1998.............3,791,191       1,447,945               4.9
            1999.............4,622,789       1,505,000               3.7
            2000.............5,491,018       1,603,262               6.6
            2001.............5,771,857       1,598,832              (0.3)
            2002
            ----
                1st Quarter  N/A               N/A                  (2.0)
                2nd  Quarter N/A               N/A                   2.1
                3rd Quarter  N/A               N/A                   1.8


(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.

Source: Mexico's National Statistics, Geography and Informatics
        Institute (INEGI).

            INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                 Average CETES and Interest Rates
                ---------------------------------

                            28-Day    91-Day
                            CETES     CETES   CPP       TIIP         TIIE
                            -----     -----   -----     -----        -----

1992:
            Jan.-June       13.8      13.8    16.9      _____        _____
            July-Dec.       17.4      18.0    20.7      _____        _____
1993:
            Jan.-June       16.4      17.3    20.9      20.4(1)      _____
            July-Dec.       13.5      13.6    16.2      16.1         _____
1994:
            Jan.-June       13.0      13.5    14.2      15.3         _____
            July-Dec.       15.2      15.7    16.8      20.4         _____
1995:
            Jan.-June       55.0      54.3    49.6      63.6         71.2(2)
            July-Dec.       41.9      42.2    40.7      44.5         44.5
1996:
            Jan.-June       35.4      37.2    34.5      37.3         37.2
            July-Dec.       27.4      28.6    26.9      30.2         30.1
1997:
            Jan.-June       20.8      22.2    20.8      23.2         23.2
            July-Dec.       18.8      20.3    17.4      20.5         20.6
1998:
            Jan.-June       18.8      19.9    17.2      20.6         20.7
            July-Dec.       30.7      32.5    24.9      32.9         33.1

1999:
            Jan.-June       24.3      24.7    22.3      27.2         27.3
            July-Dec.       18.5      19.9    17.2      20.8         20.8

2000:
            Jan.-June       14.7      15.8    13.8      16.8         16.8
            July-Dec.       15.8      16.5    13.6      17.2         17.2

2001:
            Jan.-June       14.5      15.2    13.0      16.0         16.0
            July-Dec.        8.1       9.3     7.3       9.8          9.8

2002:
            Jan.-June        7.0       7.2     5.4       (3)          8.1
            July-Dec.        7.2       7.6     5.3       (3)          7.0

(1)  February-June average.
(2)  Average for the last two weeks of March.
(3) The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

----------------------------------------------------------------

      ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
----------------------------------------------------------------

Territory and Population
------------------------

            The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.6 million. Official projections have estimated that Argentina's population reached 37 million in 2000.

            The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government
----------

            The Argentine federal constitution (the
"Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held on October 24, 1999.

            The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

            The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

            Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics
--------

            The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alliance"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and the Alliance is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 24, 1999 Congressional elections, the Alliance held 125 seats in the Chamber of Deputies and the PJ held 101 seats. Following the October 14, 2001 Congressional elections, the PJ held the largest bloc in the Chamber of Deputies, as well as the Senate, which it already controlled. The next elections (Congressional and Presidential) are required by law to be held no later than October 2003. However, in August 2002, President Duhalde, recognizing the fragility of his political position, moved the elections up. They are currently scheduled for April 27, 2003. The next president is scheduled to take office on May 25, 2003.

            Since 1983, which was the last year of military rule, Argentina has been governed by a succession of elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Rua, representing the Alliance, was elected President. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, President de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents, all members of the PJ. On January 1, 2002 Eduardo Duhalde, a Senator who had lost the 1999 Presidential race to Mr. de la Rua, became the fourth interim President of Argentina. Mr. Duhalde is also a member of the PJ.

            Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The Alliance did not seek an alternative economic model. Rather, President de la Rua's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Rua had a reputation for honesty and accountability, which contributed to his electoral success in 1999. However, followingallegations that erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there was growing concern about President de la Rua's ability to successfully pursue the measures necessary to maintain economic stability in Argentina. President de la Rua failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000. The series of high-level government corruption scandals, together with Argentina's worsening economic difficulties, resulted in growing public dissatisfaction, which was manifested in the October 14, 2001 elections and which led ultimately to his resignation on December 20, 2001.

            Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System
---------------------------

            The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Beginning in January 1992, the rate of exchange between the Argentine Peso and the U.S. Dollar remained approximately one to one. The fixed exchange rate was terminated in February 2002 and the Argentine Peso was allowed to float freely. After the exchange rate reached almost PS4:US$1 in late March 2002, the Central Bank intervened and stabilized the exchange rate at around PS3:US$1 for several weeks. On April 1, 2003, the exchange rate was PS2.96:US$1.

Economic Information Regarding Argentina
----------------------------------------

            The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Following implementation of President Menem's reform program in March 1991, significant progress was made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. Since 1998, however,
Argentina's GDP has contracted, declining by 3.4% in 1999, 0.8% in 2000, 4.4% in 2001 and 10.9% in 2002. The recession, which began in mid-1998, has been attributed to external economic conditions, including problems in Brazil, Argentina's main trading partner, political uncertainties and an increasingly complicated fiscal scenario that has kept country risk and interest rates at very high levels.

            DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

            In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

            On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

            In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization is continuing through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

            In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America. The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

            On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited to participate. The only bidder was the Spanish company Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government will retain one "golden share" granting it veto power over any strategic decisions.

            On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national mortgage bank, which raised $307.5 million. The proceeds were to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

            CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions. With the institution of the Convertibility Law on April 1, 1991, the Argentine currency became tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina was required to maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and was obliged to sell dollars to any person who so required at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. From January 1, 1992 until February 11, 2002, the rate of exchange from Argentine Peso to U.S. Dollar was approximately one to one. While the fixed exchange rate was instrumental in eradicating hyper-inflation and stabilizing Argentina's economy in the early 1990s, in recent years it has been viewed as an impediment to economic growth. With the economy in a protracted recession, and facing a growing fiscal crisis, the government terminated the decade-old one-to-one peg to the U.S. Dollar in early January 2002, when it devalued the Argentine Peso and established a dual exchange rate system. Under this system, the government set the exchange rate for export and import transactions, but otherwise let the Argentine Peso float freely. On February 11, 2002 the Argentine Peso was allowed to float freely for all purposes. On April 1, 2003 the Argentine Peso-U.S. Dollar exchange rate was 2.96.

            The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S.
Dollar as of the last day of the period indicated.


            1992 . . . . . . . . . . . .               .9990
            1993 . . . . . . . . . . . .               .9990
            1994 . . . . . . . . . . . .              1.0
            1995 . . . . . . . . . . . .              1.0
            1996 . . . . . . . . . . . .              1.0
            1997 . . . . . . . . . . . .              1.0
            1998 . . . . . . . . . . . .              1.0
            1999 . . . . . . . . . . . .              1.0
            2000 . . . . . . . . . . . .              1.0
            2001 . . . . . . . . . . . .              1.0
            2002 . . . . . . . . . . . .              3.3900

Source:  Banco Central de la Republica Argentina.

            WAGES AND PRICES. Prior to the adoption of the economic plan announced by Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

            During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

            On March 20, 1991, Economy Minister Cavallo announced the Convertibility Plan, which was subsequently approved by Congress through passage of the Convertibility Law. The Convertibility Plan sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that were intended to address underlying structural problems that had distorted fiscal and monetary policy.

            The Convertibility Plan was centered on the two following fundamental principles:

            (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) was not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively meant that the money supply could be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needed to be financed. Gross international assets included the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso was fully convertible into the U.S. Dollar, no increase in the domestic monetary base could occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

            (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

            The IMF supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina was required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

            Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These included the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

            In October 1999 Argentina became the first country to take part in a new World Bank program designed to relieve financial pressure in countries that meet economic and social reform targets. Under the program, Argentina was able to sell $1.5 billion in bonds backed by a "policy-based guarantee" of the World Bank. The bonds were rated investment grade by Standard & Poor's, which cited the World Bank's backing and Argentina's "unblemished record" in servicing multilateral debt.

            Upon taking office on December 10, 1999, President de la Rua declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package called for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Rua also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Rua faced political resistance in the PJ-controlled Senate, which thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts showed a measure of success. The IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility set a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Rua's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives included the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

            Reducing the fiscal deficit has been made more difficult by Argentina's recession, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that were designed to cover the cost of most government debt payments through 2003.

            In March 2001, following the resignation of two Economy Ministers in a period of two weeks and amidst a worsening fiscal crisis, President de la Rua named Domingo Cavallo, the architect of the 1991 Convertibility Plan, to be Economy Minister. Mr. Cavallo designed a package of proposals designed to stimulate industry and boost Argentina's competitiveness. While committing himself to meeting IMF fiscal targets, Mr. Cavallo increased the policy emphasis on promoting growth by raising competitiveness through targeted initiatives. This represented a change of direction from Mr. Cavallo's two predecessors, who had given priority to fiscal adjustment. In the first quarter of 2001 Argentina went $1 billion above the $2.1 billion deficit target agreed to with the IMF. Amidst renewed concerns about the ability of Argentina to stay current on its $130 billion government debt, a new IMF aid package was negotiated in August 2001 that provided another $8 billion in fresh loans. Underpinning the new IMF aid package were significant budget cuts, which were approved in principle by the Argentine Congress but never implemented. Argentina also conducted some voluntary debt swaps, which allowed the government to postpone some debt payments. By the end of November 2001, however, the government acknowledged that by year end the budget deficit would be about $7.8 billion, well over the $6.5 billion target it set with the IMF in return for the $8 billion aid package. In early December 2001, the IMF announced that it was withholding a $1.3 billion payment due under the aid package. This left an approximately $2 billion hole in Argentina's finances for the remaining weeks of 2001. As a result, the government announced in late December 2001 a suspension of payment on its foreign debt, estimated to be a total of $132.14 billion. Debt restructuring talks have not yet occurred and progress with IMF negotiations has been slow.

            With revenues in a free-fall by the beginning of 2002, Argentina entered into a 14-point agreement with the IMF in April 2002 that committed Argentina to meeting most of the IMF's demands. These included abiding by Argentina's international agreements, concluding bilateral agreements with the provincial governments to enforce a fiscal pact reached in February 2002, enforcing strict fiscal and monetary policies, guaranteeing savers a credible restitution of their deposits through liquid instruments and enforcing actions required to restore a solid and reliable financial system. Given the deteriorating economy and related social unrest, and given the lack of a strong political consensus, it was very difficult for Argentina to meet the IMF's demands.

            In September 2002, Argentina announced that it would no longer use its diminishing reserves to pay back existing IMF loans. In making this announcement, the government stated that maintaining social programs and financing provincial economies would take priority over its obligations to the IMF and other multilateral lending bodies which amounted to approximately $2.25 billion as of September 2002. Early in 2003, the IMF took certain actions designed to provide transitional financial support through August 31, 2003. These actions were taken in the context of a short-term economic program that seeks to preserve macroeconomic stability through the transition to a new government expected to take office in May 2003. In addition to maintaining core monetary and fiscal policies, Argentina has committed to a number of structural measures. Argentina has also committed to remain current on its financial obligations to the IMF.

            One of the most difficult problems facing Argentina is the banking crisis. Early in 2002 the government put a freeze on bank deposits and announced a mandatory rescheduling of term deposits in an effort to stem a run. Shortly thereafter, the government devalued the Peso, which has led to a resurgence of inflation. Restoring liquidity to the banking system is a high priority; however, it is also viewed as a threat to the banking sector, which is already on the brink of insolvency. In late March 2003 the government approved a plan to end the freeze within a four-month timeframe. Plans to compensate the banks for their losses are under discussion.

            The Convertibility Plan simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation decreased steadily thereafter, to an annual rate of 0.9% in 1998. After 1998, a deflationary trend prevailed with the consumer price index declining by 1.2%, 0.9% and 1.1% in 1999, 2000 and 2001, respectively. Following the devaluation of the Argentine Peso in early 2002, the consumer price index grew rapidly, resulting in an annual inflation rate of 25.9% for 2002. Rising prices have resulted in a sharp deterioration of social conditions in Argentina. Growing numbers of the population are now below the poverty line and the threat of serious civil unrest remains.

            CONSUMER PRICE INDEX. The following table sets forth for 1993-2002 the change in Argentine Consumer Prices for the twelve months ended December 31.

                            INFLATION

                                                           Consumer Prices,
                                                           Increase Over
                                                           Previous Period
                                                           ----------------

            1993..................................................10.6
            1994.................................................. 4.2
            1995(1)............................................... 3.4
            1996(1)............................................... 0.2
            1997.................................................. 0.5
            1998.................................................. 0.9
            1999..................................................(1.2)
            2000..................................................(0.9)
            2001..................................................(1.1)
            2002..................................................25.9

            (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

-------------------

Source:  Banco Central de la Republica Argentina; Economist Intelligence Unit.

            ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1993 through 2002, at current and constant prices.

                                   Gross Domestic        Change from Prior
                 Gross Domestic    Product at Constant   Year at Constant
                 Product           1993 Prices           Prices
                 --------------    -------------------   -----------------

                (millions of Argentine Pesos)                (percent)

1993                236,500             208,300                   N/A
1994                257,440             250,308                   5.8
1995                258,032             243,186                 (2.8)
1996                272,150             256,626                   5.5
1997                292,859             277,441                   8.1
1998                298,948             288,123                   3.9
1999                283,133             278,320                 (3.4)
2000                285,000             276,868                 (0.8)
2001                272,600                N/A                  (4.4)
2002                  N/A                  N/A                 (10.9)

---------------
Source: Ministerio de Economia, Obras y Servicios Publicos; National Bureau of
        National Accounts.



00250.0292 #397307v2

[LOGO]

            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2003
----------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2003 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offers Class B shares. A separate Prospectus and SAI relates to the Fund's Class A shares. Financial Statements for each Portfolio of the Fund for the year ended December 31, 2002 are included in each Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Fund and the annual reports for the Portfolios of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.


                        TABLE OF CONTENTS

                                                                      PAGE

Introduction      ......................................................
Investment Policies and Restrictions....................................
      AllianceBernstein Money Market Portfolio..........................
      AllianceBernstein Premier Growth Portfolio........................
      AllianceBernstein Growth and Income Portfolio.....................
      AllianceBernstein U.S. Government/High Grade
        Securities Portfolio............................................
      AllianceBernstein High Yield Portfolio............................
      AllianceBernstein Total Return Portfolio..........................
      AllianceBernstein International Portfolio.........................
      AllianceBernstein Global Bond Portfolio...........................
      AllianceBernstein Americas Government Income
        Portfolio ......................................................
      AllianceBernstein Global Dollar Government Portfolio..............
      AllianceBernstein Utility Income Portfolio........................
      AllianceBernstein Growth Portfolio................................
      AllianceBernstein Worldwide Privatization Portfolio...............
      AllianceBernstein Technology Portfolio............................
      AllianceBernstein Quasar Portfolio................................
      AllianceBernstein.................................................
        Real Estate Investment Portfolio................................
Other Investment Policies...............................................
Management of the Fund..................................................
Purchase and Redemption of Shares.......................................
Net Asset Value   ......................................................
Portfolio Transactions..................................................
Dividends, Distributions and Taxes......................................
General Information.....................................................
Financial Statements and Report of Independent
      Auditors    ......................................................
Appendix A - Description of Obligations Issued
      or Guaranteed by U.S. Government Agencies
      or Instrumentalities..............................................A-1
Appendix B - Futures Contracts and Options on
      Futures Contracts and Foreign Currencies..........................B-1
Appendix C - Options....................................................C-1
Appendix D - Additional Information About
      the United Kingdom, Japan, Canada, Mexico
      and Argentina.....................................................D-1

(R): This registered service mark used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

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                           INTRODUCTION
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            The Fund is an open-end series investment company
designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus, which have differing investment objectives and policies. The Fund currently has twenty Portfolios, sixteen of which are described in this SAI. AllianceBernstein International Value Portfolio, AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein U.S. Large Cap Blended Style Portfolio are described in separate SAIs, copies of which can be obtained by contacting AGIS at the address or the telephone number shown on the cover of this SAI.


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               INVESTMENT POLICIES AND RESTRICTIONS
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            The following investment policies and restrictions
supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

            Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            The Portfolio may make the following investments diversified by maturities and issuers:

            1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities.
These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

            2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

            3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term
(usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

            4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company
Act of 1940 ("1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

            For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

            REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements.

            LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by Alliance Capital Management L.P. (the "Adviser," or "Alliance") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

            In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

            In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 ("Exchange Act") is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

            The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

               (i) the frequency of trades and quotations for the security;

               (ii) the number of dealers making quotations to
                    purchase or sell the security;

              (iii) the number of other potential purchasers of
                    the security;

               (iv) the number of dealers undertaking to make a
                    market in the security;

               (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

               (vi) any applicable Commission interpretation or
                    position with respect to such types of
                    securities.

            Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

            MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

            The Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

            Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

            Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

            9. Make investments for the purpose of exercising control;

            10.   Purchase securities of other investment
companies, except in connection with a merger, consolidation, acquisition or reorganization;

            11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

            12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

            13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.


ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES


            The following investment policies and restrictions supplement those set forth in the Prospectus.


         RESTRICTED SECURITIES. The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

            SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

            OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

            It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co. ("SCB & Co."), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information, below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or as permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8.    Write put options;

            9. Make investments for the purpose of exercising control;

            10. Except as permitted in connection with short sales of securities against the box described under the heading
Short Sales above, make short sales of securities;

            11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

            12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            The Portfolio may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

            The Portfolio may invest in foreign securities.
Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

            It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.


ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "AllianceBernstein
Premier Growth Portfolio - Options" above.

            The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option that it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

            The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

            INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase the securities of any other investment company except in a regular transaction on the open market;

            9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

            10. Invest in the securities of any company for the purpose of exercising control of management.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.


            The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For purposes of this test, (i) all securities of the same issuer are treated as a single investment, and (ii) in the case of securities issued or guaranteed by the United States or an agency or instrumentality of the United States, each government agency or instrumentality is considered a separate issuer. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

            U.S. GOVERNMENT SECURITIES. U.S. Government
Securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

            U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED
SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage- backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

            GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

            The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

            The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

            FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

            The FHLMC issues two types of mortgage-related pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

            GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

            FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

            ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the Staff's interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

            REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

            GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

            HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

            1. Debt securities which are rated AAA, AA, or A by S&P or Fitch or Aaa, Aa or A by Moody's;

            2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated
AAA, AA or A by Fitch;

            3.    Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by
Moody's; and

            4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

            INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors that are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

            The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

            OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 20% of its net assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

            COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

            Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

            Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

            The Staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The Staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent Staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the Staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

            OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

            The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

            In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

            For additional information on the use, risks and costs of options, see Appendix C.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instrumentalities and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

            A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

            The Portfolio enters into futures contracts which are based on U.S. Government Securities, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

            The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission ("CFTC"). In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

            LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

            WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

            When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be canceled in the event that the required condition did not occur and the trade was canceled.

            The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions or forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

            When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in U.S. Government or high-grade (AAA, AA or A, or Aaa, Aa or A) securities, or (ii) more than 20% of its net assets in investment grade corporate debt securities.

            INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Participate on a joint or joint and several basis in any securities trading account;

            9. Invest in companies for the purpose of exercising control;

            10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes or loans of portfolio securities;

            11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

            12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

            13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

            14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

                  (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

                  (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

                  (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

            15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

            16. Purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

            17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

            While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio. For a description of credit ratings see Appendix A to the Prospectus.

            PUBLIC UTILITIES. The Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

            MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

            Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

            Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

            Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

            DIRECT INVESTMENT IN MORTGAGES. The Portfolio may invest up to 5% of its total assets directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

            WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "AllianceBernstein U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments." No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

            The Portfolio may purchase securities on a when, as and if issued basis as described above in "AllianceBernstein U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments." The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see "AllianceBernstein U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts" above and Appendix B.

            Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, GNMA Certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

            Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

            PUT AND CALL OPTIONS. The Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities." The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

            FOREIGN SECURITIES. The Portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities."

            FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

            The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

            Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

            The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

            Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

            The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

            The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

            RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "AllianceBernstein U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies--Illiquid Securities below." If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

            LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 80% of its net assets in high yield fixed-income securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities (illiquid securities purchased by the Portfolio may include: (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, original by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

            9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

            10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

            11. Invest in companies for the purpose of exercising control of management;

            12. Issue any senior securities as defined in the 1940 Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments, or loans of portfolio securities may be considered senior securities);

            13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

            14.   Effect a short sale of any security;

            15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

            16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            OPTIONS. Subject to market conditions, the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "AllianceBernstein High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

             FOREIGN SECURITIES. Although the Portfolio may invest in foreign securities, it has no present intention to do so.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

     1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

     2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

     3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

     4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

     5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

     6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities;

     7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

     8. Purchase the securities of any other investment company except in a regular transaction in the open market;

     9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

     10. Invest in other companies for the purchase of exercising control of management;

     11.   Purchase securities on margin or sell securities short;

     12.   Underwrite securities issued by other persons;

     13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

     14.   Purchase or sell commodities or commodity contracts; or

     15. Issue any securities senior to the capital stock offered hereby.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

            In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established international companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

            Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

            The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

            The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

            It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

            Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan, the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

            WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

            SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

            With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

            The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

            Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

            Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher, and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

            FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the Portfolio, see "AllianceBernstein High Yield Portfolio -- Foreign Currency Transactions," above.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than U.S. Government Securities, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

            2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

            3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government Securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

            4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

            5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

            6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

            8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

            9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

            10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

            11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

            12. Effect short sales of securities;

            13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

            14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

            15. Invest in companies for the purpose of exercising management or control; or

            16. Issue senior securities except as permitted by the 1940 Act.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.



ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of U.S. Government Securities.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments in futures and options on futures contracts.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing inconsistently with its policy of investing in high-quality debt securities.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            A Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S.
Government Securities;

            2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

            5. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

            6. Participate on a joint or joint and several basis in any securities trading account;

            7. Invest in companies for the purpose of exercising control;

            8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

            9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

            10. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.



ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            U.S. GOVERNMENT SECURITIES. For a general description of U.S. Government Securities, see Appendix B.

            U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED
SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "AllianceBernstein
U.S. Government/High Grade Securities Portfolio -- U.S.
Government Guaranteed Mortgage- Related Securities -- General," above.

            GNMA CERTIFICATES. For information regarding GNMA
Certificates, see "AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- GNMA Certificates," above.

            FHLMC SECURITIES. For information regarding FHLMC
Securities, see "AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- FHLMC Securities," above.

            FNMA SECURITIES. For information regarding FNMA
Securities, see " AllianceBernstein U.S. Government/High Grade
Securities Portfolio -- FNMA Securities," above.

            ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have stripped the corpus from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the Staff's interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

            Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

            CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

            NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

            The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

            In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

            While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years, as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

            ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

            The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            See "Other Investment Policies -- Illiquid
Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, the Portfolio restricts its use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or, when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

            Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreement," below.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a seller coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in investment grade securities, or
(ii) more than 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S.
Government Securities;

            2. Borrow money, except the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

            8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

            9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

            For additional information about Canada, Mexico and Argentina, see Appendix D.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.


            In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

            Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.


            BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

            They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

            U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

            STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

            Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

            LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

            In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender is interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P or Fitch).

            When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

            U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P or Fitch), in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

            INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

            There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions."

            FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

            OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

            The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus."

            OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            WARRANTS. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

            REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

            ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors.

            The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

            For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

            INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

CERTAIN RISK CONSIDERATIONS

            RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invests require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries other than those on which the Portfolio focuses its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

            Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

            SOVEREIGN DEBT OBLIGATIONS. Established secondary markets may not exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

            By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

            Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

            Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

            Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

            To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

            Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

            The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

            U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

            CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or the seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if a credit event occurs, the value of the reference obligation received by the Portfolio as a coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 65% of its total assets in sovereign debt obligations or in investments inconsistent with its restrictions on investing in specific countries.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S.
Government Securities;

            2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Invest in companies for the purpose of exercising control;

            6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

            7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

            The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.


            CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

            RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            U.S. GOVERNMENT SECURITIES. For a general description of U.S. Government Securities, see Appendix A.

            OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

            OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "AllianceBernstein Americas Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts", above.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "AllianceBernstein Americas Government Income Portfolio" -- "Forward Foreign Currency Exchange Contracts," above.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreements," below.

            ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

            INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

            CERTAIN RISK CONSIDERATIONS

            UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

            Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effect of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

            Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

            Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

            Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

            INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

            INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

            2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S.
Government Securities;

            3. Purchase more than 10% of any class of the voting securities of any one issuer;

            4. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

            5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

            6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            7. Participate on a joint or joint and several basis in any securities trading account;

            8. Invest in companies for the purpose of exercising control;

            9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;
or make loans of portfolio securities

            10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for (without payment of any further consideration) securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

            11. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation. The seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights. The Portfolio has established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

            NON-PUBLICLY TRADED SECURITIES. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            FOREIGN SECURITIES. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 20% of its total assets in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

            DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
            IN WHICH THE PORTFOLIO MAY INVEST

            CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch

            The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating capacity. A description of Moody's, S&Ps and Fitch short-term note ratings is included as Appendix A to the Prospectus.

            LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Portfolio's total assets.

            FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. Agreements for such purchases might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received. The Portfolio is required to create a segregated account with the Fund's Custodian and to maintain in that account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

            The Portfolio enters into forward commitments and makes commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

            Although the Portfolio does not intend to make such purchases for speculative purposes and the Portfolio intends to adhere to the provisions and policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

            OPTIONS. As noted in the Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains in a segregated account with the Fund's Custodian, cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

            Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

            The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

            The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises, or is otherwise above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or is otherwise below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price. The Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

            The Portfolio may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or increases in the value of securities to be acquired, up to the amount of the premium.

            The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            OPTIONS ON SECURITIES INDEXES. The Portfolio may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with the Fund's Custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

            The Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, the Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

            The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

            FUTURES AND RELATED OPTIONS. The Portfolio may enter into stock futures contracts, and may enter into foreign currency futures contracts. (Unless otherwise specified, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

            Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. The Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The AllianceBernstein Growth Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            The Portfolio may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

            The Portfolio may purchase and write options on stock index futures contracts and on foreign currency futures contracts. (Unless otherwise specified, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.")

            The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, providing a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The Portfolio may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency that could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolio may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

            If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time the Portfolio would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions. Such offsetting transactions will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

            The Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, the Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

            OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            The Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities to effectively hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolio, or the securities the Portfolio intends to purchase. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index. In the case of futures and options on fixed-income securities, the securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move by the same amount, or in the same direction, as the underlying index or obligation.

            For example, if the Portfolio purchases a put option on an index, and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position, and the portfolio securities that the Portfolio is attempting to hedge, which could result in a loss on both the Portfolio and the hedging instrument.

            It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

            The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

            The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

            Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

            If the Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

            In writing a call option on a security, foreign currency, index or futures contract, the Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's securities.

            The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Portfolio's portfolio. When the Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option (in the case of a call) or fall below the exercise price (in the case of a put) the option will not be exercised and the Portfolio will retain the amount of the premium. This will constitute a partial hedge against any decline that may have occurred in the Portfolio's holdings, or against the increase in the cost of the instruments to be acquired.

            When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

            In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

            With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, while creating an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

            Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolio enters into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, could have an adverse impact on the Portfolio's ability to effectively hedge its securities, and could result in trading losses.

            The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. This prevents the liquidation of open futures or option positions and requires traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

            The trading of Futures Contracts and options
(including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, that could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            The Staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over- the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolio will enter into those special arrangements only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectus. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

            Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. To the extent the Portfolio purchases or sells Futures Contracts and Options on Futures Contracts, and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When the Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

            The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the Portfolio.

            The amount of risk the Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

            Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency. This, in turn, requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike Futures Contracts and exchange-traded options entered into by the Portfolio, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

            Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the- counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. These CFTC regulations could limit the ability of the Portfolio to enter into desired transactions in futures contracts or options on futures contracts.


            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options
Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, it may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when the Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, the Portfolio maintains with the Fund's Custodian a segregated liquid assets account which, together with any initial margin deposits or other liquid assets, is equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases.

            The Portfolio has adopted the restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if, as a result, more than 10% of its total assets would be invested in such options.

            When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

            ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by the Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Portfolio's securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

            The Portfolio will not over-hedge, or maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

            The Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, the Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

            The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolio can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

            FUTURE DEVELOPMENTS. The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio will not:

            1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government
Securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

            2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

            3. Borrow money in excess of 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

            4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

            5. Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

            6. Make loans to other persons except by the purchase of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

            7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, loans of portfolio securities, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

            It is also a fundamental policy of the Portfolio that it may purchase and sell futures contracts and related options.

            In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolio but which are not fundamental and are subject to change without shareholder approval.

            The Portfolio will not:

            (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

            (b) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

            (c) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that the Portfolio will not make such short sales with respect to securities having a value in excess of 5% of its total assets.

            (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures
Contracts.

            (e) Purchase voting securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

            (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

            (g) The Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or
(C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

            (h) Make investments for the purpose of exercising control or management.

            (i) Participate on a joint or joint and several basis in any trading account in securities.

            (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

            (k) Purchase warrants, if, as a result, the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants that are not listed on the Exchange or the American Stock Exchange.

            (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Portfolio from entering into securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies.

            (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

            Whenever any investment restriction states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

            Equity securities in which the Portfolio invests include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.



ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

            The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

            OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

            If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

            The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Prospectus.

            FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see
"AllianceBernstein Americas Government Income Portfolio --
Futures Contracts and Options on Futures Contracts," above.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "AllianceBernstein Americas Government Income Portfolio --
Forward Foreign Currency Exchange Contracts," above.

            FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

            SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the Securities Act requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the Exchange Act.

            REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

SPECIAL RISK CONSIDERATIONS

            Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

            PARTICIPATION IN PRIVATIZATIONS. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

            RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

            RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

            LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

            CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

            MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

            INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

            CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities.

            Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            TRANSACTION COSTS. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries, are generally higher than in the United States.

            U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

            ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

            NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes--General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

            Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

            INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or CCC and lower by S&P or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Ratings of fixed-income securities by Moody's, S&P or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P and Fitch bond and commercial paper ratings.

            Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            The Portfolio may not:

            1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination;

            2. Borrow money, except the Portfolio may, in accordance with provisions of the 1940 Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

            3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Issue any senior security within the meaning of the Act except that the Portfolio may make loans of portfolio securities and write put and call options;

            8. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

            9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.


            Critical factors which are considered in the selection of securities include the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally that the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

            Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser, to significantly benefit the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

            The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

            Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.


            OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option, on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium, less brokerage commissions and fees.

            It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be SCB & Co. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

            OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities, and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"), an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

            LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

            Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which is believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

            1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

            2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

            3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

            4. Invest in the securities of any issuer which has a record of less than three years of continuous operation
(including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

            5. Make short sales of securities or maintain a short position or write put options;

            6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(14) listed below;

            7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

            8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

            9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

            10. Participate on a joint or joint and several basis in any securities trading account;

            11. Invest in companies for the purpose of exercising control;

            12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

            13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

            14. Borrow money except for the short-term credits from banks referred to in paragraph (12) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

            15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

            16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.


            It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance, such investments are warranted to achieve the Portfolio's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities or preferred stocks, or it may hold its assets in cash.

            The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

            The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.

            GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

            There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

            SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

            PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

            The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium, less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

            Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be SCB&Co. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

            The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

            In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

            As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            As a matter of fundamental policy, the Portfolio may not:

            1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

            2. Invest more than 25% of the value of its total assets in any particular industry;

            3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

            4.    Purchase or sell real estate;

            5. Participate on a joint or joint and several basis in any securities trading account;

            6. Invest in companies for the purpose of exercising control;

            7. Except as permitted in connection with short sales of securities against the box described under the heading "Short
Sales" above, make short sales of securities;

            8. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debt securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted securities and except for the Lending of portfolio securities;

            9. Except as permitted in connection with short sales of securities or writing of call options, described under the headings "Short Sales" and "Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

            10. Except as permitted in connection with short sales of securities against the box described under the heading
"Additional Investment Policies and Practices" above, make short sales of securities; or

            11. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

            It is a non-fundamental policy of the Portfolio that:
(i) the Portfolio utilize futures and options thereon only for hedging purposes, (ii) the Portfolio will not enter any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets, (iii) the Portfolio will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures, and (iv) the Portfolio will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

            For a general description of the Portfolio's investment policies, see the Fund's Prospectus.


ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following investment policies and restrictions supplement those set forth in the Prospectus.


            CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

            FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian maintains, in a segregated account of the Portfolio, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with the Fund's Custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines, and it may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed- upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by the Fund's Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

            SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with the Fund's Custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

            ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold, or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the NASD. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

            The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

            DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government Securities, bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

            Subject to its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

RISK FACTORS ASSOCIATED WITH
THE REAL ESTATE INDUSTRY

            REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

            REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

            MORTGAGED-BACKED SECURITIES. Investing in
Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

            Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

            Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

            A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

            The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including Ginnie Mae.

            GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

            In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

            INVESTMENT RESTRICTIONS

            The following restrictions, which are applicable to the Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

            As a matter of fundamental policy, the Portfolio may not:

            1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b)
U.S. Government Securities, or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

            2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or
(b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

            3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government Securities;

            4. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities; and

            5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

            6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            8. Participate on a joint or joint and several basis in any securities trading account;

            9. Invest in companies for the purpose of exercising control;

            10. Issue any senior security within the meaning of the 1940 Act except that the Portfolio may lend portfolio securities in accordance with applicable law;

            11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

            12. (a) Purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

            REPURCHASE AGREEMENTS. Each Portfolio, except the AllianceBernstein Total Return Portfolio and the AllianceBernstein Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

            ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

            A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Quasar Portfolio and the AllianceBernstein Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

            Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio could, however, affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the NASD. A Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

            FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

            A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of each Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves.

            UNRATED SECURITIES. Unrated securities will also be considered by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio that may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND
-----------------------------------------------------------------

Board of Directors Information

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                              PORTFOLIOS
                      PRINCIPAL               IN FUND           OTHER
NAME, ADDRESS, AGE    OCCUPATIONS(S)          COMPLEX           DIRECTORSHIPS
OF DIRECTOR (YEARS    DURING PAST             OVERSEEN BY       HELD BY
OF SERVICE*)          5 YEARS                 DIRECTOR          DIRECTOR
------------------    --------------          -----------       --------


INTERESTED DIRECTOR
John D. Carifa,** 58, President, Chief         114             None
1345 Avenue of the    Operating Officer and
Americas, New York,   a Director of Alliance
NY  10105 (13)        Capital Management
                      Corporation ("ACMC"),
                      with which he has been
                      associated since
                      prior to 1998.

DISINTERESTED
DIRECTORS
Ruth                  Formerly an Executive     93              None
Block,#+ 72,          Vice Presidnet and the
P.O. Box 4623,        Chief Insurance Officer
Stamford, CT 06903    of The Equitable Life
(11)                  Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico.  Formerly a
                      Director of Avon,
                      Tandem Financial
                      Group, Donaldson,
                      Lufkin & Jenrette
                      Securities
                      Corporation, Ecolab
                      Incorporated
                      (specialty chemicals)
                      and BP Amoco
                      Corporation (oil and
                      gas).

David H. Dievler,#+   Independent               98              None
73,                   consultant.  Until
P.O. Box 167, Spring  December 1994, he was
Lake,                 Senior Vice President
New Jersey 07762 (13) of ACMC responsible
                      for mutual fund
                      administration. Prior to
                      joining ACMC in 1984,
                      he was Chief Financial
                      Officer of Eberstadt Asset
                      Management since 1968.
                      Prior to that, he
                      was a Senior Manager at
                      Price Waterhouse &
                      Co. Member of American
                      Institute of Certified
                      Public Accountants since 1953.

John H. Dobkin,#+     Consultant.  He was       94              None
61,                   formerly a Senior
P.O. Box 12,          Advisor from June 1999
Annandale, New York   - June 2000 and President
12504 (11)            of Historic Hudson Valley
                      (December 1989 - May 1999) .
                      Previously, Director of the
                      National Academy of Design.
                      During 1988-92, Director
                      and Chairman of the Audit
                      Committee of ACMC.

William H. Foulk,     Investment Adviser and    110             None
Jr.,#+ 70,            an Independent
2 Sound View Drive,   Consultant.  He was
Suite 100             formerly Senior
Greenwich,            Manager of Barrett
Connecticut 06830     Associates, Inc., a
(13)                  registered investment
                      adviser, with which he
                      had been associated
                      since prior to 1998. He
                      was formerly Deputy
                      Comptroller of the State
                      of New York and,
                      prior thereto, Chief
                      Investment Officer of
                      the New York Bank for Savings.

Clifford L.           Senior Counsel of the     93              Placer Dome,
Michel,#+ 63,         law firm of Cahill                        Inc.
15 St. Bernard's      Gordon & Reindel since
Road,                 February 2001 and a
Gladstone,            partner of that firm
New Jersey 07934 (11) for more than
                      twenty-five years
                      prior thereto.
                      President and Chief
                      Executive Officer of
                      Wenonah Development
                      Company (investments)
                      and a Director of the
                      Placer Dome, Inc.
                      (mining).

Donald J.             Senior Counsel to the     92              None
Robinson,#+ 68,       law firm of Orrick,
98 Hell's Peak Road,  Herrington & Sutcliffe
Weston, Vermont       LLP since prior to
05161 (7)             1998.  Formerly a
                      senior partner and a
                      member of the
                      Executive Committee of
                      that firm.  Member of
                      the Municipal
                      Securities Rulemaking
                      Board and a Trustee of
                      the Museum of the City
                      of New York.
----------------
*    There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreements for certain Portfolios that set expense caps on overall Portfolio expenses and provide for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by each Portfolio, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Portfolio with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                     Dollar Range of         Aggregate Dollar Range
                     Equity Securities       of Equity Securities in
                     in the Fund as of       the AllianceBernstein Fund
                     December 31, 2002       Complex as of December 31, 2002
                     -----------------       -------------------------------

John D. Carifa            None                Over $100,000
Ruth Block                None                Over $100,000
David H. Dievler          None                Over $100,000
John H. Dobkin            None                Over $100,000
William H. Foulk, Jr.     None                Over $100,000
Clifford L. Michel        None                Over $100,000
Donald J. Robinson        None                Over $100,000


Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*              Position(s) Held         Principal Occupation
and (Age)                    with Fund                During Past 5 Years
---------------              -------------------      -------------------

John D. Carifa (58)          Chairman and President   See biography above.

Kathleen A. Corbet (43)      Senior Vice President    Executive Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Lewis A. Sanders (56)        Senior Vice President    Vice Chairman and Chief
                                                      Investment Officer of
                                                      ACMC,** since October
                                                      2000.  Prior thereto, he
                                                      was Chief Executive
                                                      Officer of Sanford C.
                                                      Bernstein &
                                                      Co. since prior to 1998.

Andrew S. Adelson (47)       Vice President           Senior Vice President and
                                                      Chief Investment Officer
                                                      of International Value
                                                      Equities and an Executive
                                                      Vice President of ACMC**
                                                      since October 2000; prior
                                                      thereto, Chief Investment
                                                      Officer of International
                                                      Investment Managment
                                                      Services at SCB & Co.
                                                      since prior to 1998.

Andrew M. Aran (46)          Vice President           Senior Vice President
                                                      of ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Bruce K. Aronow (36)         Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since 1999.
                                                      Prior thereto, he was a
                                                      Vice President at INVESCO
                                                      since 1998.

Edward D. Baker III (52)     Vice President           Senior Vice President and
                                                      Chief Investment Officer -
                                                      Emerging Markets of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Thomas J. Bardong (58)       Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Matthew D. W. Bloom (46)     Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.


Russel I. Brody (36)         Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      April 1998.

George D. Caffrey (49)       Vice President           Vice President of ACMC,**
                                                      since January 2000.  Prior
                                                      thereto, he headed the
                                                      High Yield Bond Group at
                                                      AIG Global Investment
                                                      Corp. since prior to 1998.

Kenneth T. Carty (42)        Vice President           Assistant Vice President
                                                      of ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Frank V. Caruso (46)         Vice President           Senior Vice president of
                                                      Shields/ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

John F. Chiodi (37)          Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Paul J. DeNoon (41)          Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Joseph C. Dona (42)          Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.


Marilyn G. Fedak (56)        Vice President           Senior Vice President and
                                                      Chief Investment Officer -
                                                      U.S. Value Equities and an
                                                      Executive Vice President
                                                      at ACMC** since October
                                                      2000.  Prior thereto, she
                                                      was Chief Investment
                                                      Officer and Chairman of
                                                      the U.S. Equity Investment
                                                      Policy Group at SCB & Co.
                                                      since prior to 1998.

Thomas Kamp (41)             Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.


S. Sean Kelleher (42)        Vice President           Senior Vice President of
                                                      ACMC,** since 1999.  Prior
                                                      thereto, he was a
                                                      Manager of the MBS swaps
                                                      desk at Deutsche Bank
                                                      since prior to 1998.

David A. Kruth (39)          Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since 1998.

Alan E. Levi (53)            Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Michael J. Levy (33)         Vice President           Assistant Vice President
                                                      of ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Gerald T. Malone, (49)       Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.


Michael Mon (34)             Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since June
                                                      1999.  Prior thereto, he
                                                      was a Portfolio Manager at
                                                      Brundage, Story
                                                      and Rose since 1998.

Ranji H. Nagaswami (39)      Vice President           Senior Vice President of
                                                      ACMC** since 1999. Prior
                                                      thereto, she was a
                                                      managing director
                                                      and co-head of U.S.
                                                      Fixed Income at
                                                      UBS Brinson
                                                      since prior
                                                      to 1998.

Daniel Nordby (59)           Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Jimmy K. Pang (29)           Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Raymond J. Papera (47)       Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Joseph G. Paul (43)          Vice President           Senior Vice President of
                                                      ACMC** and Chief
                                                      Investment Officer - Small
                                                      Cap Value Equities since
                                                      2002.  He is also Chief
                                                      Investment Officer of
                                                      Advanced Value at ACMC**
                                                      since October
                                                      2000 and held the same
                                                      position at Sanford C.
                                                      Bernstein & Co., Inc.
                                                      since prior to 1998.

Douglas J. Peebles (37)      Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Jeffrey S. Phlegar (36)      Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Daniel G. Pine (51)          Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.


Michael J. Reilly (38)       Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.


Paul C. Rissman (46)         Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Ivan Rudolph-Shabinsky (39)  Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Kevin F. Simms (37)          Vice President           Senior Vice President and
                                                      Director of Research for
                                                      International Value and
                                                      Global Value Equities at
                                                      ACMC** since October 2000.
                                                      Prior thereto, he was
                                                      Director of Research of
                                                      SCB & Co. since 1998.

Michael A. Snyder (41)       Vice President           Senior Vice President of
                                                      ACMC** since May, 2001.
                                                      Previously he was a
                                                      Managing Director in the
                                                      high yield asset
                                                      management group at
                                                      Donaldson, Lufkin &
                                                      Jenrette Corporation from
                                                      1998 to 2001.

Annie C. Tsao (50)           Vice President           Senior Vice President of
                                                      ACMC,** with which she has
                                                      been associated since
                                                      prior to 1998.

Jean Van De Walle (44)       Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Richard A. Winge (51)        Vice President           Senior Vice President and
                                                      Managing Director of
                                                      AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM"),** with which he
                                                      has been associated since
                                                      prior to 1998.

Sandra Yeager (39)           Vice President           Senior Vice President of
                                                      ACMC,** with which she has
                                                      been associated since
                                                      prior to 1998.

Edmund P. Bergan, Jr. (52)   Secretary                Senior Vice President and
                                                      the General Counsel of
                                                      ABIRM** and AGIS**, with
                                                      which he has been
                                                      associated since
                                                      prior to 1998.

Mark D. Gersten (52)         Treasurer and Chief      Senior Vice President of
                             Financial Officer        AGIS** and Vice President
                                                      of ABIRM,** with which he
                                                      has been associated
                                                      since prior to 1998.

Andrew L. Gangolf (48)       Assistant                Senior Vice President
                             Secretary                and Assistant General
                                                      Counsel of ABIRM,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Thomas R. Manley (51)        Controller               Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

-------------------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               TOTAL NUMBER
                                               OF REGISTERED
                                               INVESTMENT    TOTAL NUMBER
                                               COMPANIES IN  OF INVESTMENT
                                               THE ALLIANCE- PORTFOLIOS
                                 TOTAL         BERNSTEIN     IN THE,
                                 COMPENSATION  FUND COMPLEX, ALLIANCE-
                                 FROM THE      INCLUDING THE BERNSTEIN
                                 ALLIANCE-     FUND, AS TO   FUND COMPLEX,
                                 BERNSTEIN     WHICH THE     INCLUDING THE FUND,
                   AGGREGATE     FUND COMPLEX, DIRECTOR IS   AS TO WHICH THE
                   COMPENSATION  INCLUDING     A DIRECTOR    DIRECTOR IS A
NAME OF DIRECTOR   FROM THE FUND THE FUND      OR TRUSTEE    DIRECTOR OR TRUSTEE
----------------   ------------- --------      ----------    -------------------

John D. Carifa        $-0-        $0                  53           114
Ruth Block            $3,353      $192,600            43           93
David H. Dievler      $3,352      $246,238            48           98
John H. Dobkin        $3,362      $217,888            45           94
William H. Foulk, Jr. $3,362      $241,700            49           110
Clifford L. Michel    $3,353      $201,950            44           93
Donald J. Robinson    $3,363      $193,100            43           92


            As of April 11, 2003 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange ("NYSE"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.



            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Americas Government Income Portfolio, the AllianceBernstein Global Dollar Government Portfolio and the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio AllianceBernstein Worldwide Privatization Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Quasar Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the AllianceBernstein High Yield Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001. The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of AllianceBernstein U.S. Large Cap Blended Style Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

            The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2002.

Portfolio                                         Amount Received
---------                                         ---------------

AllianceBernstein Money Market Portfolio           $69,000

AllianceBernstein Premier Growth Portfolio         $69,000

AllianceBernstein Growth and Income Portfolio      $69,000

AllianceBernstein U.S. Government/High
Grade Securities Portfolio                         $69,000

AllianceBernstein Total Return Portfolio           $69,000

AllianceBernstein Global Bond Portfolio            $69,000

AllianceBernstein Utility Income Portfolio         $69,000

AllianceBernstein Growth Portfolio                 $69,000

AllianceBernstein Technology Portfolio            $161,695

AllianceBernstein Quasar Portfolio                 $46,031

            Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

      AllianceBernstein Money Market Portfolio                           .500%
      AllianceBernstein Premier Growth Portfolio                        1.000%
      AllianceBernstein Growth and Income Portfolio                      .625%
      AllianceBernstein U.S. Government/High Grade
            Securities Portfolio                                         .600%
      AllianceBernstein High Yield Portfolio                             .750%
      AllianceBernstein Total Return Portfolio                           .625%
      AllianceBernstein International Portfolio                         1.000%
      AllianceBernstein Global Bond Portfolio                            .650%
      AllianceBernstein Americas Government
            Income Portfolio                                             .650%
      AllianceBernstein Global Dollar Government Portfolio               .750%
      AllianceBernstein Utility Income Portfolio                         .750%
      AllianceBernstein Growth Portfolio                                 .750%
      AllianceBernstein Worldwide Privatization Portfolio               1.000%
      AllianceBernstein Technology Portfolio                            1.000%
      AllianceBernstein Quasar Portfolio                                1.000%
      AllianceBernstein Real Estate Investment Portfolio                 .900%

            The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                    FISCAL YEAR END       AMOUNT
            PORTFOLIO                  DECEMBER 31       RECEIVED
            ---------                  -----------       --------

AllianceBernstein Money Market
 Portfolio                                2000            $657,891
                                          2001            $840,656
                                          2002            $821,456

AllianceBernstein Premier
 Growth Portfolio                         2000           $26,492,001
                                          2001           $22,390,203
                                          2002           $16,947,980

AllianceBernstein Growth and
 Income Portfolio                         2000           $3,685,941
                                          2001           $6,879,681
                                          2002           $10,145,603

AllianceBernstein U.S.
 Government/High Grade Securities
 Portfolio                                2000            $350,210
                                          2001            $487,416
                                          2002            $868,142

AllianceBernstein High Yield
 Portfolio                                2000            $130,347
                                          2001            $120,638
                                          2002            $226,146

AllianceBernstein Total
 Return Portfolio                         2000            $498,853
                                          2001            $897,414
                                          2002          $1,131,591

AllianceBernstein International
 Portfolio                                2000            $600,398
                                          2001            $413,047
                                          2002            $459,783

AllianceBernstein Global
 Bond Portfolio                           2000            $355,749
                                          2001            $344,820
                                          2002            $374,114

AllianceBernstein Americas
 Government Income Portfolio
                                          2000            $177,702
                                          2001            $259,998
                                          2002            $383,817

AllianceBernstein Global Dollar
 Government Portfolio
                                          2000              $-0-
                                          2001              $-0-
                                          2002            $94,598

AllianceBernstein Utility
 Income Portfolio                         2000            $394,043
                                          2001            $481,671
                                          2002            $369,511

AllianceBernstein Growth
 Portfolio                                2000           $3,432,836
                                          2001           $2,556,187
                                          2002           $1,867,303

AllianceBernstein Worldwide
 Privatization Portfolio                  2000            $399,700
                                          2001            $208,119
                                          2002            $265,507

AllianceBernstein Technology
 Portfolio                                2000           $5,426,292
                                          2001           $4,253,751
                                          2002           $2,856,689

AllianceBernstein Quasar
 Portfolio                                2000           $1,610,910
                                          2001           $1,683,682
                                          2002           $1,235,887

AllianceBernstein Real Estate
 Investment Portfolio                     2000            $106,542
                                          2001            $203,342
                                          2002            $464,560

            The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.45% of average daily net assets for Class B Shares for the AllianceBernstein Money Market Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Total Return Portfolio, and AllianceBernstein Growth Portfolio. These contractual agreements automatically extend until May 1 of each year unless 60 days' prior written notice is given to the Adviser.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on October 9, 2002.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.



            In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

            CBRE is a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractive of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

            Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

DISTRIBUTION SERVICES AGREEMENT

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research and Management, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

            Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on October 9, 2002.

            The Agreement will continue in effect until each December 31, and thereafter for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

            In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

            During the fiscal year ended December 31, 2002, the AllianceBernstein Global Bond Portfolio, AllianceBernstein International Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Quasar Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $18,356, $912, $128,721, $1,309,983, $2,637,856,
$20,476, $207,371, $5,685, $330,000, $15,262, $27,569, $4,256,
$48, $44 $54 and $7, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $4,676,400, $103,454, $46,628, $237,693, $1,040,351,
$2,021,391, $76,519, $294,866, $74,872, $432,342, $69,227,
$227,578, $50,117, $364, $569, $429 and $-0- for the
AllianceBernstein Global Bond Portfolio, AllianceBernstein International Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Quasar Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, respectively.

            For the fiscal year ended December 31, 2002, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                        Alliance-                   Alliance-
                         Alliance-      Bernstein     Alliance-     Bernstein
                         Bernstein      Inter-        Bernstein     Premier
                         Global Bond    national      Money Market  Growth
Category of Expense      Portfolio      Portfolio     Portfolio     Portfolio
------------------       -----------    ---------     ------------  ---------


Advertising/
Marketing                 $      125    $       8       $      401  $    1,798

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $      -0-    $     -0-       $      -0-  $     s-0-

Compensation to
Underwriters              $   15,904    $   7,361       $   38,140  $  160,486

Compensation to
Dealers                   $   15,462    $   6,745       $   37,915  $  160,605

Compensation to
Sales Personnel           $   76,158    $  25,619       $  258,796  $1,898,523


Interest, Carrying
or Other Financing
Charges                   $      -0-    $     -0-       $      -0-  $      -0-

Other (includes
personnel costs
of those home
office employees
involved in the
distribution effort
and the travel-related
expenses incurred
by the marketing
personnel conducting
seminars)                 $   14,161    $   7,807       $   31,172  $  128,922

Totals                    $  121,810    $  47,540       $  366,414  $2,350,334
                          ==========    =========       ==========  ==========



                    Alliance-      Alliance-                    Alliance-
                    Bernstein      Bernstein U.S.   Alliance-   Bernstein
                    Growth and     Gov't/High       Bernstein   Worldwide
                    Income         Grade Securities Growth      Privatization
Category of Expense Portfolio      Portfolio        Portfolio   Portfolio
------------------- ---------      ---------        ---------   ---------


Advertising/
Marketing           $    3,795     $       73    $      513    $       71

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders        $      -0-     $      -0-    $      -0-    $      -0-

Compensation to
Underwriters        $  320,687     $   12,169    $   47,389    $   11,821

Compensation to
Dealers             $3,759,322     $   61,696    $  368,437    $   46,342

Compensation to
Sales Personnel     $  322,639     $   11,608    $   47,287    $   11,211


Interest, Carrying
or Other Financing
Charges             $      -0-     $      -0-    $      -0-    $      -0-

Other (includes
personnel costs
of those home
office employees
involved in the
distribution effort
and the travel-related
expenses incurred
by the marketing
personnel conducting
seminars)           $  252,804     $   11,449    $   38,611    $   11,112

Totals              $4,659,247     $   96,995    $  502,237    $   80,557
                    ==========     ==========    ==========    ==========

                                                  Alliance-     Alliance-
                         Alliance-    Alliance-   Bernstein     Bernstein
                         Bernstein    Bernstein   Real Estate   Total
                         Technology   Quasar      Investment    Return
Category of Expense      Portfolio    Portfolio   Portfolio     Portfolio
-------------------      ----------   ---------   -----------   ---------

Advertising/
Marketing                  $    727    $     56      $    344   $     19

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders               $    -0-    $    -0-      $    -0-   $    -0-

Compensation to
Underwriters               $ 66,526    $ 11,041      $ 35,918   $  7,933

Compensation to
Dealers                    $574,705    $ 52,308      $153,289   $ 30,872

Compensation to
Sales Personnel            $ 66,486    $ 10,464      $ 35,407   $  7,284

Interest, Carrying
or Other Financing
Charges                    $    -0-    $    -0-      $    -0-   $    -0-

Other (includes
personnel costs
of those home
office employees
involved in the
distribution effort
and the travel-related
expenses incurred
by the marketing
personnel conducting
seminars)                  $ 53,898    $ 10,620      $ 30,189   $  8,265

Totals                     $762,342    $ 84,489      $255,147   $ 54,373
                           ========    ========      ========   ========

                                     Alliance-      Alliance-      Alliance-
                        Alliance-    Bernstein      Bernstein      Bernstein
                        Bernstein    Americas       Global         Utility
                        High Yield   Gov't Income   Dollar Gov't   Income
Category of Expense     Portfolio    Portfolio      Portfolio      Portfolio
-------------------     ----------   ------------   ------------   ---------

Advertising/
Marketing                     $-0-           $-0-           $-0-        $-0-

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $-0-           $-0-           $-0-        $-0-

Compensation to
Underwriters                  $ 80           $283           $115        $-0-

Compensation to
Dealers                       $222           $168           $226        $  7

Compensation to
Sales Personnel               $ 45           $-0-           $ 60        $-0-

Interest, Carrying
or Other Financing
Charges                       $-0-           $-0-           $-0-        $-0-

Other (includes
personnel costs of
those home office
employees involved
in the distribution
effort and the travel-
related expenses
incurred by the
marketing personnel
conducting seminars)          $ 65           $162           $ 82        $-0-

Totals                        $412           $613           $483        $  7
                              ====           ====           ====        ====

-----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES
-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares."

            Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

            The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

-----------------------------------------------------------------

                         NET ASSET VALUE
-----------------------------------------------------------------

            A. For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National
Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            Each Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.



            B. The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

            The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------

            Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

            The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser and the Fund's distributor, for which SCB may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                        FISCAL              BROKERAGE
                                        YEAR-END            COMMISSION
PORTFOLIO                               DECEMBER 31         PAID ($)
---------                               -----------         --------

AllianceBernstein Growth                 2000                 536,082
                                         2001                 905,366
                                         2002                 464,895

AllianceBernstein
  Growth and Income                      2000               1,278,615
                                         2001               3,126,377
                                         2002               5,089,476

AllianceBernstein Global Bond            2000                     -0-
                                         2001                     -0-
                                         2002                     -0-

AllianceBernstein
  Global Dollar Government               2000                     -0-
                                         2001                     -0-
                                         2002                     -0-

AllianceBernstein High Yield             2000                     -0-
                                         2001                     -0-
                                         2002                     -0-

AllianceBernstein International          2000                 217,504
                                         2001                 145,026
                                         2002                 168,020

AllianceBernstein Money Market           2000                     -0-
                                         2001                     -0-
                                         2002                     -0-
AllianceBernstein Americas
  Government Income                      2000                     -0-
                                         2001                     -0-
                                         2002                     -0-

AllianceBernstein Premier Growth         2000               1,974,594
                                         2001               2,349,330
                                         2002               6,596,311

AllianceBernstein Quasar                 2000                 662,339
                                         2001                 363,862
                                         2002                 720,495

AllianceBernstein
  Real Estate Investment                 2000                  34,871
                                         2001                  62,066
                                         2002                 113,189

AllianceBernstein Technology             2000                 436,814
                                         2001                 333,394
                                         2002                 963,875

AllianceBernstein Total Return           2000                 122,312
                                         2001                 259,491
                                         2002                 259,136

AllianceBernstein U.S.
  Government/High Grade
  Securities                             2000                     -0-
                                         2001                     -0-
                                         2002                     -0-

AllianceBernstein Utility Income         2000                  35,041
                                         2001                  94,324
                                         2002                 178,592

AllianceBernstein Worldwide
  Privatization                          2000                 184,152
                                         2001                  88,420
                                         2002                  90,266

Brokerage commissions paid to SCB & Co., amounted to $106,876, $213,577 and $672,926 during the fiscal years ended December
31, 2000, December 31, 2001, and December 31, 2002 respectively.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

-----------------------------------------------------------------

                       GENERAL INFORMATION
-----------------------------------------------------------------

CAPITALIZATION

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Total Return Portfolio, Alliance International Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance Worldwide Privatization Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio.

            The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.

            Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to each shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

            The outstanding voting shares of each outstanding Portfolio of the Fund as of April 11, 2003 consisted of the following numbers of Class B common stock: AllianceBernstein Money Market Portfolio, 62,233,017; AllianceBernstein Premier Growth Portfolio, 29,014,196; AllianceBernstein Growth and Income Portfolio, 65,193,595; AllianceBernstein U.S. Government/High Grade Securities Portfolio, 129,764; AllianceBernstein International Portfolio, 99,030; AllianceBernstein Total Return Portfolio, 401,349; AllianceBernstein Global Bond Portfolio, 686,253; AllianceBernstein Americas Government Income Portfolio, 169,579; AllianceBernstein Global Dollar Government Portfolio, 46,622; AllianceBernstein Utility Income Portfolio, 25,327; AllianceBernstein Growth Portfolio, 6,340,944; AllianceBernstein Worldwide Privatization Portfolio, 374,388; AllianceBernstein Technology Portfolio, 10,038,346; AllianceBernstein Quasar Portfolio, 830,532; AllianceBernstein Real Estate Investment Portfolio, 1,785,649; and AllianceBernstein High Yield Portfolio, 128,757. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class B shares of the Fund's Portfolios as of April 11, 2003:




                                             NUMBER OF               % OF
                                             CLASS B                 CLASS B
PORTFOLIO         NAME AND ADDRESS           SHARES                  SHARES

AllianceBernstein
Money Market      American International      6,251,005               10%
                  Life Insurance Co. of NY
                  ("American")
                  Attn: Ed Bacon
                  600 North King Street
                  Wilmington, DE  19801

                  AIG Life Insurance         48,901,723               79%
                  Company ("AIG")
                  One ALICO Plaza
                  600 N. King Street
                  Wilmington, DE  19801

                  Anchor National             7,080,289               11%
                  Life Insurance Co.
                  ("Anchor National")
                  P.O. Box 54299
                  Los Angeles, CA 90054

AllianceBernstein
Premier Growth    AIG                         4,105,815               14%

                  Allmerica Financial Life    6,036,403               21%
                  Insurance and Annuity
                  Company ("Allmerica")
                  440 Lincoln Street
                  Mailstop S-310
                  Worcester, MA  01653

                  Travelers Life and          2,497,957                9%
                  Annuity Company
                  One Tower Square
                  Hartford, CT  06183

                  Keyport Life Insurance      1,593,106                5%
                  Company ("Keyport")
                  125 High Street
                  Boston, MA  02110

                  Allstate Life Insurance     1,682,841                6%
                  Company ("Allstate")
                  300 N. Milwaukee Avenue
                  Vernon, Hills, IL 60061

                  Metlife Investors           2,463,721                8%
                  Variable Annuity
                  Account One
                  Attn: Shar Nevehoven
                  4700 Westown Pky
                  Suite 200
                  West Des Moines, IA  50266

                  Transamerica                2,251,913                8%

AllianceBernstein
Growth and        Lincoln Life Variable       3,820,304                6%
Income            Annuity ("Lincoln")
                  1300 South Clinton St.
                  Fort Wayne, ID  46802

                  Allmerica                  10,863,048               17%

                  AIG                         9,180,677               14%

                  IDS Life Insurance          9,614,343               15%
                  Corporation
                  1438 AXP Financial Ctr.
                  Minneapolis, MN  55474

                  GE Life                     5,689,485                9%

                  Transamerica Life           5,757,709               12%
                  Insurance Co.
                  ("Transamerica") FMD
                  Operational Accounting
                  4333 Edgewood Road. N.E.
                  Cedar Rapids, IA 52499

                  Allstate                    8,239,086               13%
AllianceBernstein
U.S. Government/
High Grade        AIG                           363,452               32%

                  Anchor National               341,771               30%

                  American Enterprise Life      382,326               34%
                  Insurance Co.
                  1438 - AXP
                  Minneapolis, MN  55474

AllianceBernstein
Total Return      Keyport                        89,000               22%

                  Anchor National               296,705               74%

AllianceBernstein
International     Keyport                        35,935               36%

                  Anchor National                62,321               63%

AllianceBernstein
Global Bond       Keyport                       447,790               65%

                  Keyport Benefit Life           39,876                6%
                  Attn: James Joseph
                  125 High Street
                  Boston, MA  02110

                  The Ohio National Life         38,811                6%
                  Insurance Co.
                  One Financial Way
                  Attn: Dawn Caine
                  Cinncinnati, OH  45242

                  Hartford Life                 111,612               16%
                  Separate Account
                  200 Hopmeadow Street
                  PO Box 2999
                  Hartford, CT  06104

                  Anchor National                48,163                7%

AllianceBernstein
Americas Government
Income            Anchor National               169,579              100%

AllianceBernstein
Global Dollar
Government        Anchor National                46,622              100%

AllianceBernstein
Utility Income    Anchor National                25,327              100%

AllianceBernstein
Growth            AIG                         3,398,203               54%

                  Lincoln                     1,046,631               17%

                  Allstate                    1,078,906               17%

AllianceBernstein
Worldwide
Privatization     Keyport                        82,849               22%

                  Sun Life Financial            236,071               63%
                  Futurity Retirement Products
                  & Services ("SunLife")
                  P.O. Box 9134
                  Wellesley Hills, MA  02481

                  Anchor National                44,189               12%

AllianceBernstein
Technology        AIG                         2,257,844               22%

                  Keyport                     1,229,591               12%

                  Lincoln                     3,757,963               37%


                  Allmerica                   1,087,762               11%

AllianceBernstein
Quasar            GE Life Assurance Company     662,890               80%
                  6610 W. Broad Street
                  Richmond, VA 23230

                  Sun Life Financial             70,667                9%
                  Futurity
                  Retirement Products
                  & Services
                  P.O. Box 9134 Wellesley
                  Hill, MA 02481

AllianceBernstein
Real Estate
Investment        Metlife Investors           1,581,101               89%
                  Variable Annuity
                  Account One
                  Attn: Shar Nevehoven
                  4700 Westown Pky
                  Suite 200
                  West Des Moines, IA  50266

                  Metlife Investors             135,419                8%
                  Variable Annuity
                  Account Five
                  Attn: Stacie Gannon
                  P.O. Box 295
                  West Des Moines, IA 50301

AllianceBernstein
High Yield        Anchor National               128,757              100%


CUSTODIAN

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

            AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

            Ernst & Young, LLP, 5 Times Square, New York, New
York 10036, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

            The capitalized term "Shareholder Approval," as used in this SAI means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

            From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

            The AllianceBernstein Money Market Portfolio's yield on its Class B shares for the seven days ended December 31, 2002 was 0.27%. The AllianceBernstein U.S. Government/High Grade Securities Portfolio's yield on its Class B shares for the month ended December 31, 2002 was 1.85%. The AllianceBernstein Global Bond Portfolio's yield on its Class B shares for the month ended December 31, 2002 was 0.73%. The AllianceBernstein Americas Government Income Portfolio's yield on its Class B shares for the month ended December 31, 2002 was 4.97%. The AllianceBernstein Global Dollar Government Portfolio's yield on its Class B shares for the month ended December 31, 2002 was 7.77%. The AllianceBernstein High Yield Portfolio's yield on its Class B shares for the month ended December 31, 2002 was 7.09%.

            The average annual total return based on net asset value for each Portfolio's Class B shares for the one-year period ended December 31, 2002 (or since inception through that date as noted) were as follows:

                                                                SINCE
                                        ONE YEAR             INCEPTION*

AllianceBernstein
   Money Market Portfolio                 .85%                 3.50%

AllianceBernstein
   Premier Growth Portfolio            (30.84)%             (16.39)%

AllianceBernstein
   Growth and Income Portfolio         (22.26)%             ( 2.88)%

AllianceBernstein
   U.S. Government/High Grade
   Securities Portfolio                  7.54%                7.28%

AllianceBernstein
   High Yield Portfolio                   N/A                 6.05%

AllianceBernstein
   Total Return Portfolio              (10.80)%             ( 8.83)%

AllianceBernstein
   International Portfolio             (15.50)%              (10.89)%

AllianceBernstein
   Global Bond Portfolio                16.59%                  5.31%

AllianceBernstein
   Americas Government
   Income Portfolio                       N/A                   5.23%

AllianceBernstein
   Global Dollar
   Government Portfolio                   N/A                 11.96%

AllianceBernstein
   Utility Income Portfolio               N/A                 12.81%

AllianceBernstein
   Growth Portfolio                    (28.26)%              (14.80)%

AllianceBernstein
   Worldwide Privatization
   Portfolio                           ( 4.26)%             (16.06)%

AllianceBernstein
   Technology Portfolio                (41.81)%             (19.88)%

AllianceBernstein
   Quasar Portfolio                    (32.06)%             (22.49)%

AllianceBernstein Real Estate
  Investment Portfolio                   2.31%                9.41%

* Inception Dates

      AllianceBernstein Money Market
       Portfolio                                      June 16, 1999
      AllianceBernstein Premier Growth
        Portfolio                                     July 14, 1999
      AllianceBernstein Growth and Income
        Portfolio                                     June 1, 1999
      AllianceBernstein U.S. Government/High
         Grade Securities Portfolio                   June 2, 1999
      AllianceBernstein Total
        Return Portfolio                              October 26, 2001
      AllianceBernstein
        High Yield Portfolio                          July 22, 2002
      AllianceBernstein International
        Portfolio                                     October 26, 2001
      AllianceBernstein Global Bond
       Portfolio                                      July 16, 1999
      AllianceBernstein Americas
        Government Income Portfolio                   July 22, 2002
      AllianceBernstein Global
        Dollar Government Portfolio                   July 22, 2002
      AllianceBernstein Utility
        Income Portfolio                              July 22, 2002
      AllianceBernstein Growth
       Portfolio                                      June 1, 1999
      AllianceBernstein Worldwide
       Privatization Portfolio                        July 5, 2000
      AllianceBernstein Technology
        Portfolio                                     September 22, 1999
      AllianceBernstein Quasar
       Portfolio                                      August 11, 2000
      AllianceBernstein Total Return
       Portfolio                                      October 26, 2001
      AllianceBernstein AllianceBernstein
        Real Estate Investment Portfolio              April 24, 2001

-----------------------------------------------------------------

    FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS
-----------------------------------------------------------------

            The financial statements and the reports of Ernst & Young LLP for each Portfolio of AllianceBernstein Variable Products Series Fund, Inc. are incorporated herein by reference to each Portfolio's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Each annual report is dated December 31, 2002 and was filed on: February 20, 2003 for the AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Global Bond Portfolio, and AllianceBernstein International Portfolio; on February 21, 2003 for the AllianceBernstein Money Market Portfolio, AllianceBernstein Total Return Portfolio, AllianceBernstein Quasar Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Technology Portfolio, AllianceBernstein Worldwide Privatization Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Utility Income Portfolio, and AllianceBernstein Global Dollar Government Portfolio. They are available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                            APPENDIX A

         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
         BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES
----------------------------------------------------------------


            FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

            MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

            FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

            GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

            FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

            FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

            FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

            STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

            Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

-----------------------------------------------------------------

                            APPENDIX B

             FUTURES CONTRACTS AND OPTIONS ON FUTURES
                 CONTRACTS AND FOREIGN CURRENCIES
----------------------------------------------------------------

FUTURES CONTRACTS

            Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The off-setting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although a Portfolio may believe that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

            A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future that will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, a Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before a Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If a Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

            Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

            Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

            Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio and the AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

            Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

----------------------------------------------------------------

                            APPENDIX C

                             OPTIONS
----------------------------------------------------------------


            Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading
"Other Investment Policies and Techniques -- Options."


            The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

            The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

            A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the- money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the- money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

            A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

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             APPENDIX D: ADDITIONAL INFORMATION ABOUT
     THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
----------------------------------------------------------------

            The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

----------------------------------------------------------------

         ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
 ---------------------------------------------------------------

            The United Kingdom of Great Britain and Northern
Ireland is located off the continent of Europe in the Atlantic
Ocean. Its population is approximately 59 million.

GOVERNMENT

            The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are under consideration by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

            Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

            Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992. By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, the Labour Party gained a substantial majority in the House of Commons as Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party and Tony Blair achieved another victory in the next general election, which occurred on June 7, 2001. The Labour Party now holds 410 of the 659 seats in the House of Commons. The 2001 election results marked the first time in British political history that the Labour Party secured re-election; it was also the largest majority ever achieved by a governing party entering its second term. The next general election is required by law to occur no later than June 2006.

ECONOMY

            The United Kingdom's economy is tied with France for the position of fourth largest economy in the Organization for Economic Cooperation and Development, behind the United States, Japan and Germany. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 3.5% in 1997, 2.9% in 1998, 2.4% in 1999, 3.1% in 2000, 2.0% in 2001,
and 1.6% in 2002.

            Since the early 1990s, the United Kingdom's economy has had moderate inflation, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments). The inflation rate during 2002 was an estimated 1.3%.

            The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 19.9% of GDP in 2001 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

            Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to an average of 3.1% in 2002.

            Foreign trade remains an important part of the United Kingdom's economy. In 2001, exports of goods and services represented 27.1% of GDP and imports represented 29.3% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. The decline of the United Kingdom's manufacturing base has resulted in the emergence of a deficit on trade in manufactures, previously in surplus, since the early 1980s. Currently the United Kingdom is a net importer of foodstuffs and raw materials other than fuels, as well as of clothing and footwear, electrical machinery and motor vehicles, and a net exporter of petroleum and petroleum-related products, chemical products, tobacco, beverages and mechanical machinery. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted, with the European Union ("EU") having become a more significant trading partner of the United Kingdom. In 2001, the other members of the EU accounted for 58.1% of all exports and 51.7% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 2001, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

            Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which has continued through 2002 with the exception of 1997, when the balance of payments moved into surplus.

            With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement ("PSNCR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, showed a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has continued to meet the EMU's eligibility criteria (and, with a general government financial balance in surplus equivalent to 1% of GDP in 2001, is currently in a stronger fiscal position than that of most EMU members), the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum was held after the next general election, which occurred on June 7, 2001. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious. It is unclear whether a referendum will be held and, if so, what the outcome might be.

MONETARY AND BANKING SYSTEM

            The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

            The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 23% of the general insurance business placed in the international market. Financial and business services currently form approximately 27.4% of the country's GDP.

            The currency unit of the United Kingdom is the Pound Sterling. As trade with the EU has grown, the main rate of exchange in the past 20 years has been that against the Deutsche Mark (and from 1999, the Euro), rather than the U.S. Dollar. Between 1996 and 2000, the Pound appreciated strongly both against the U.S. Dollar and the Deutsche Mark/Euro, stabilizing slightly in 2001. Since the middle of 2000, the Pound has traded in a narrower range against the Euro than the U.S. Dollar. At the end of 2001 and 2002, the exchange rate between the U.S. Dollar and the Pound was 1.46 and 1.60, respectively, and the exchange rate between the Euro and the Pound was 1.63 and 1.53, respectively.

            On January 1, 1999 eleven member countries of the EU (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. On January 1, 2001 Greece became the twelfth country to adopt the Euro as its currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these participating countries (e.g., the Deutsche Mark and the French Franc) were subdivisions of the Euro. On January 1, 2002, Euro banknotes and coins were put into general circulation in the twelve participating countries. As of February 28, 2002, the old national currencies of all twelve countries were withdrawn from circulation and the Euro became the exclusive currency in those countries. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

            The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of December 31,2002, foreign equities constituted approximately 62% and United Kingdom equities constituted approximately 38% of the market value of all LSE listed and quoted equity securities. At the end of 2002, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

            The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 2002, 704 companies with an aggregate market value of 10.3 billion Pounds were traded on AIM. As of December 31, 2002, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of December 31,2002, 210 companies with an aggregate market value of 244.9 billion Pounds were traded on techMARK.

            The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

            Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

            On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

            On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. It is unclear whether there will be efforts in the future to establish a pan-European equity market.

            On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

            Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 2002, the five largest industry sectors by turnover among domestic securities were banks with 16.4%, telecommunications with 10.5%, oil and gas with 9.4%, pharmaceuticals with 7.8% and media/photography with 6.8%. In 2002, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 16.2% of the aggregate market value of listed and SEAQ International quoted securities, the United States with 14.1%, Germany with 13.0%, The Netherlands with 10.3% and Japan with 8.3%.

            Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2002, 706.4 billion domestic shares and 1057.2 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively, in 1990. At the end of 2002, the market value of listed domestic companies and foreign companies increased to 1,147.8 billion Pounds and 1901.7 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

            Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6930.2 on December 30, 1999. On December 29, 2000, the FT-SE 100 closed at 6222.5; on December 31, 2001, the FT-SE 100 closed at 5217.4; and on December 31, 2002, the FT-SE 100 closed at 3940.4.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

            The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through the Treasury. A system of self regulating organizations ("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority that is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

            On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan was to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan called for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The Financial Services and Markets Act, legislation implementing the proposed consolidation of the SROs into the FSA, which was more complex and more controversial, was enacted on June 14, 2000 and became fully implemented on December 1, 2001.

            The European Union's Investment Services Directive ("ISD") provides the framework for a single market in financial services in Europe. The ISD allows authorized firms to provide investment services in other EU member states on a cross-border basis without the need for separate authorization in the host state. Revisions to the ISD are currently under consideration.

            Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

            The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

----------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT JAPAN
----------------------------------------------------------------

            Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

            The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

            From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. Since 1993, Japan's political scene has been very fluid, with six different governments and seven prime ministers. Although the LDP has been unable to gain the majority of either house of the Diet and has therefore had to form coalitions with other parties to maintain its position of governance, it remains by far Japan's largest party and continues to dominate Japanese politics. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori, who had become one of Japan's most unpopular post-war prime ministers. Prime Minister Koizumi swept the LDP to an overwhelming victory in the July 2001 House of Councillors election, winning 65 of the 121 seats at stake. The LDP currently governs in a formal coalition with the New Komeito Party and the New Conservative Party. The coalition currently holds 283 of the 480 seats in the House of Representatives and 139 of the 247 seats in the House of Councillors. The opposition is dominated by the new Minshuto Party (Democratic Party of Japan), which was established in 1998 by various opposition groups and parties. The next election (House of Representatives) is required by law to occur no later than June 2004.

ECONOMY

            Japan altered its calculation of GDP in November 2000 and restated historic data accordingly. As restated, Japan's real GDP grew by 3.3% and 1.8% in 1996 and 1997, respectively, contracted by 1.2% in 1998, grew by 0.2% and 2.1% in 1999 and 2000, respectively, and contracted by 0.8% and 0.5% in 2001 and 2002, respectively. Inflation remained low during most of the 1990s, but during the last several years Japan has experienced deflation of -0.3% in 1999, -0.7% in 2000 and 2001 and -0.9% in
2002. Consumer demand has been stagnant and is expected to remain stagnant for the foreseeable future. Unemployment is at its highest level since the end of World War II, rising to 5.4% in 2002, and is not expected to fall appreciably in the foreseeable future.

            Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. While the U.S. remains Japan's most important single trading partner, accounting for 28.5% of Japan's exports and 18.3% of its imports in 2002, other Asian countries have become important export markets as well, accounting for 28.9% of all exports in 2002. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998, the overall trade surplus increased approximately 20% from 1997. Exports decreased to a total of $374.0 billion, down 8.6% from 1997, and imports decreased to $251.7 billion, down 18.2% from 1997. During 1999, the overall trade surplus was almost unchanged from 1998, with exports showing an increase of 7.9% and imports showing an increase of 11.1%. During 2000, the overall trade surplus decreased by approximately 5.0%, with exports increasing by approximately 14.0% and imports increasing by approximately 22.0%. During 2001, the overall trade surplus decreased by approximately 39.8%, the largest such decline in 31 years, with exports and imports decreasing by approximately 16.6% and 0.9%, respectively. The sharp decline in the trade surplus during 2001 was attributed to the economic slowdown in its largest export market, the U.S., as well as a rapid increase in imports from China. During 2002, the overall trade surplus increased for the first time since 1998, by approximately 33%, with exports increasing by approximately 3% and imports decreasing by approximately 4%. Japan remains the largest creditor nation and a significant donor of foreign aid.

            Japan's merchandise trade surpluses with the U.S. have historically been high and have give rise to numerous incidents of political conflict between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. In October 2001, the U.S. and Japan agreed to replace the 1995 automobile pact, a move that is viewed as a major step toward improving U.S. - Japan auto trade. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.


            In recent years, Japan's two-way trade with China has grown rapidly. In 2002, China was Japan's second largest export market, accounting for 9.6% of total merchandise export revenue, and its largest supplier of imported goods, overtaking the U.S. for the first time, accounting for 18.3% of the total bill. This compares to export and import shares of 5.2% and 12.4%, respectively, in 1997.

            After achieving one of the world's highest economic growth rates between the 1960s and 1980s, by the early 1990s the economy had slowed dramatically when the "bubble economy" collapsed and stock and real estate prices plummeted. The collapse of asset prices in 1990-97 left Japan with cumulative losses of nearly $10 trillion, or roughly the equivalent of two years of national output. The government produced ten fiscal stimulus packages in the 1990s worth more than $1 trillion that contained public works spending and tax cuts. None of these stimulus packages have been successful in stimulating the economy.

            Shortly after taking office in April 2001, Prime Minister Koizumi announced the outlines of his reform agenda. In a departure from previous economic packages, his plan made no reference to stimulating growth through government spending. Rather, his plan stressed the need to rid Japan's banks of bad loans before real growth can return, setting a timetable of 2-3 years to solve the problem. The plan called for strengthening the Resolution & Collection Corporation and adopting some programs utilized by the U.S. in its resolution of the savings-and-loan crisis in the early 1990s, such as securitizing bad loans. Although Prime Minister Koizumi enjoys widespread popularity, he has faced considerable political opposition and has been unable to achieve any significant progress in implementing his reform agenda.

            One of the most serious consequences of the fall in asset prices since the early 1990s has been the pressure placed on Japan's financial institutions, many of which lent heavily to real-estate developers and construction companies during the 1980s. The fall in land prices, together with the economic slowdown, left Japanese banks saddled with a large amount of bad loans. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

            On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. These laws have not achieved their intended effect. In exchange for the infusion of public money, the banks were encouraged to undertake certain structural reforms to make them more profitable. These reforms have not been undertaken by the banks, nor has the government been very aggressive in encouraging them, and, as a result, the stock of bad debt has continued to grow and the financial system remains in a very fragile state. As of March 2002, the government estimated the amount of bad debt to be 43.2 trillion Yen. Private estimates range from 100 to 250 trillion Yen. In April 2003, the government approved the launch of the Industrial Revitalization Corp., a quasi governmental body charged with the responsibility of buying up the bad loans and selling them to the public.

            In 1996, the government, facing the prospect of a number of bank insolvencies, suspended Japan's normal deposit insurance cap of 10 million Yen (about $86,000) for five years. The suspension was extended one year from April 2001 to April 2002 to allow more time for smaller institutions to get back on their feet before removing the protection of deposit insurance. In April 2002, the 10 million Yen cap was reinstated, but only for time deposits. Although there was a significant movement from time deposits to demand deposits, the change proceeded without any sudden shocks to the financial system as feared. In addition to bad domestic loans, Japanese banks also had significant exposure to the financial turmoil in other Asian markets during the late 1990s. Furthermore, the Japanese banking system continues to be buffeted by factors beyond its control, including a new wave of bankruptcies and falling stock prices. Falling stock prices became an even greater factor in September 2001, when new mark-to-market accounting regulations went into effect. In October 2001, amid growing concerns, both internally and externally, about Japan's financial health, Japan's Financial Services Agency ("FSA") undertook a special inspection of Japan's major banks. Following the inspection, which concluded in April 2002, the FSA issued a report and recommendations for reform, which have been viewed as insufficient to address the problems. Citing, among other things, persistent flaws in Japan's banking sector, on April 15, 2002, S&P downgraded Japan's long-term local and foreign currency sovereign credit ratings to AA-. The fragility of Japan's financial system is expected to continue for the foreseeable future.

            In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, have not yet been implemented. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.


            Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that slowed the appreciation of the Japanese Yen against the U.S. Dollar. Although the Yen's appreciation continued to slow on balance in 2001, the Japanese Yen began to gain ground against the U.S. Dollar in mid-2001 amid growing concern about the U.S. economy and Japan's own uncertain economic prospects. Prime Minister Koizumi recently underscored his government's determination to stop the Yen's appreciation, intervening in the currency market several times in the wake of the September 11, 2001 terrorist attacks. The average Yen-Dollar exchange rates in 1998, 1999, 2000, 2001 and 2002 were 131.0, 113.7, 107.8, 121.6 and 125.22, respectively.


            JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.9% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 2001. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1991 through 2001. Trading volume and the value of foreign stocks are not included.

        All Exchanges       TOKYO              OSAKA             NAGOYA
       VOLUME    VALUE    VOLUME   VALUE     VOLUME   VALUE    VOLUME   VALUE
       ------    -----    ------   -----     ------   -----    ------   -----

2001   217,893   225,239  204,037  202,262   12,377   20,779    1,402    6,113
2000   196,087   290,325  174,159  248,662   17,267   34,669    4,575    6,876
1999   175,445   210,236  155,163  185,541   14,972   22,105    4,934    2,371
1998   139,757   124,102  123,198   97,392   12,836   20,532    3,367    5,986
1997   130,657   151,445  107,566  108,500   15,407   27,024    6,098   12,758
1996   126,496   136,170  101,170  101,893   20,783   27,280    4,104    5,391
1995   120,149   115,840   92,034   83,564   21,094   24,719    5,060    5,462
1994   105,937   114,622   84,514   87,356   14,904   19,349    4,720    5,780
1993   101,173   106,123   86,935   86,889   10,440   14,635    2,780    3,459
1992    82,563    80,456   66,408   60,110   12,069   15,575    3,300    3,876
1991   107,844   134,160   93,606  110,897   10,998   18,723    2,479    3,586

Source: The Tokyo Stock Exchange Fact Books (1994-2000); monthly data sheets (2001).

THE TOKYO STOCK EXCHANGE

            OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During 2001, the TSE accounted for 98.7% of the market value and 93.6% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 38 (out of 2,103 total companies listed on the TSE) non-Japanese companies at the end of 2001. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First
Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

            The TSE has recently undertaken several new initiatives. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange, the TSE's most concrete global alliance to date. Although the TSE has entered into agreements with other exchanges, they are for the most part limited to information sharing arrangements. Additionally, the TSE is participating in multilateral discussions to explore the possibility of a Global Equity Market. Other participants include the New York Stock Exchange, the Toronto Stock Exchange, the Bolsa Mexicana de Valores and the Hong Kong Exchanges.

            SECTOR ANALYSIS OF THE FIRST SECTION. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 2001, the three largest industry sectors, based on market value, listed on the first section of the TSE were electric appliances, with 211 companies representing 16.6% of all domestic stocks so listed; transportation equipment, with 85 companies representing 9.2% of all domestic stocks so listed; and banks with 88 companies representing 7.8% of all domestic stocks so listed.

            MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394.3 billion Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value increased to 757.3 billion Yen and aggregate year-end market value in 1999 increased to 456,840 billion Yen. In 2000, the average daily trading value increased to 1,002.7 billion Yen and aggregate year-end market value in 2000 decreased to 360,554 billion Yen. In 2001, the average daily trading value decreased to 822.2 billion Yen and aggregate year-end market value in 2001 decreased to 296,789 billion Yen.

            MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999. On December 28, 2001, the TOPIX closed at 1032.14, down approximately 20% from the beginning of 2001.

JAPANESE FOREIGN EXCHANGE CONTROLS

            Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

            In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

            Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

REGULATION OF THE JAPANESE EQUITIES MARKETS

            The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the six stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

            The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

            Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT CANADA
------------------------------------------------------------

Territory and Population

            Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government

            Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

            Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

            Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Since the 2000 election, the Liberal Party has suffered several setbacks that have damaged its credibility and have served to reinvigorate the opposition. These include allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as Prime Minister and would leave office in February 2004. The next general election is scheduled to occur in November 2005.

            Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

            The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. Mr. Bouchard, acknowledging that he had failed to rekindle the fervor for secession, resigned his post in January 2001. It is unclear whether Mr. Bouchard's successor, Bernard Landry, will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. Furthermore, the PQ fared poorly in the June 2002 provincial elections. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession.

While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement is considered to be dormant at this time.

Monetary and Banking System

            The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

            Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel
(1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A second Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005.

            Given the relatively small size of Canada's domestic market, the trade sector has always been an important factor in the growth of the Canadian economy. Currently, more than 45% of Canada's output is exported. The United States is by far Canada's largest trading partner. Since the 1980s Canada has recorded growing merchandise trade surpluses with the United States. A significant contributor to Canada's export growth in recent years has been the telecommunications and computer machinery sector. Energy exports have surged as well. Canada's trade surplus in 2001 was US$40 billion. In view of the slowing of the U.S. economy in 2001-2002, the trade surplus has narrowed, as import growth has outpaced export growth.

Economic Information Regarding Canada

            Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

            The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Budget surpluses of C$2.9 billion, C$12.3 billion, C$20 billion and C$9.8 billion were recorded for the 1998-1999, 1999-2000, 2000-2001 and 2001-2002 fiscal years, respectively.
The last time the budget was in surplus for five consecutive years was in the period up to 1951-1952. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve. The recent slowdown in economic growth, however, has altered that forecast, as federal revenue started to decline in the 2001-2002 fiscal year. Contributing to the decline in federal revenue are the tax cuts and spending measures implemented in the past several years in the wake of the budget surpluses. Nonetheless, Canada is expected to maintain a balanced budget for the next two years, making it the only country in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.) to do so. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994.

            In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. For fiscal year 2000-2001 all provinces, with the exception of Newfoundland, Nova Scotia and Prince Edward Island, reported budget surpluses. As with the federal government, provincial revenues started to decline in the 2001-2002 fiscal year. Those provinces that are required to have balanced budgets may be forced to reduce public spending.

            Prior to 2001, Canada's real GDP growth was expressed in constant 1992 prices. In 2001, Statistics Canada rebased the measure to chained 1997 prices. Using the new measure, Canada's real GDP growth rate was 4.1%, 5.4%, 4.5%, 1.5% and 3.3% in 1998,
1999, 2000, 2001 and 2002, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

            During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999, 2000, 2001 and 2002, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673, ..673, .646 and .637, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001, concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, most recently on January 15, 2002, when it was lowered to 2.00%, the lowest level in 40 years. Subsequently, the Bank Rate was raised several times, most recently on March 3, 2003, when it was raised to 3.0%.

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain
Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

            CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

            The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

            The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:


                                                    Buying Rate in
                                                    U.S. Dollars
                                                    ------------

            1993........................................0.78
            1994........................................0.73
            1995........................................0.73
            1996........................................0.73
            1997........................................0.72
            1998........................................0.67
            1999........................................0.67
            2000........................................0.67
            2001........................................0.65
            2002........................................0.64

Source:  Federal Reserve Statistical Releases.

            INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. Although the inflation rate during the last quarter of 2002 exceeded the target level, for the year 2002 as a whole, the rate was within the targeted range. The inflationary pressures that existed in the second half of 2002 persisted into 2003 but are expected to ease in the second half of 2003. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1993 through 2002, and for each of the first two months of 2003.

                                                      National Consumer
                                                      Price Index
                                                      -----------

            1991........................................5.6
            1992........................................1.5
            1993........................................1.8
            1994........................................0.2
            1995........................................2.2
            1996........................................1.6
            1997........................................1.6
            1998........................................0.9
            1999........................................1.7
            2000........................................2.7
            2001........................................2.6
            2002........................................2.3
            2003........................................
               January..................................4.5
               February.................................4.6

Source: STATISTICS CANADA; BANK OF CANADA WEEKLY STATISTICS.

            CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1996 through 2002, at current and chained 1997 prices.

                                            Gross Domestic     Change from
                                            Product at         Prior Year at
                        Gross Domestic      Chained 1997       Chained 1997
                        Product             Prices             Prices
                        -------             ------             ------

                       (millions of Canadian Dollars)            (%)

1996                     833,100             848,667              1.7
1997                     877,900             885,022              4.2
1998                     901,800             919,770              4.1
1999                     957,900             966,362              5.4
2000                   1,038,800           1,009,182              4.5
2001                   1,092,246           1,027,523              1.5
2002                   1,142,123                NA                3.3

Source:  STATISTICS CANADA; BANK OF.

            YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND
BONDS. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and
10-year Canada Benchmark Bonds from January 1998 through December
2002.


                     Treasury Bills                  Benchmark Bonds
1998             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            4.10           4.42                5.09         5.41
February           4.57           4.84                5.26         5.47
March              4.59           4.70                5.11         5.34
April              4.85           4.97                5.32         5.49
May                4.75           4.97                5.21         5.34
June               4.87           5.04                5.28         5.35
July               4.94           5.13                5.42         5.47
August             4.91           5.25                5.62         5.67
September          4.91           5.03                4.78         4.95
October            4.74           4.79                4.69         5.00
November           4.82           4.93                5.03         5.18
December           4.70           4.76                4.76         4.89

                     Treasury Bills                  Benchmark Bonds
1999             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            4.66           4.77                4.76         4.89
February           4.84           4.93                5.22         5.26
March              4.75           4.86                4.95         5.05
April              4.60           4.67                4.98         5.14
May                4.42           4.60                5.34         5.42
June               4.62           4.88                5.35         5.46
July               4.64           4.81                5.53         5.62
August             4.83           5.08                5.51         5.55
September          4.69           4.87                5.67         5.77
October            4.85           5.20                6.20         6.26
November           4.82           5.10                5.98         6.02
December           4.93           5.29                6.11         6.18

                     Treasury Bills                  Benchmark Bonds
2000             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            5.08           5.39                6.38         6.44
February           5.05           5.42                6.29         6.19
March              5.28           5.56                6.13         6.03
April              5.45           5.74                6.17         6.10
May                5.75           6.01                6.17         6.00
June               5.55           5.84                6.04         5.93
July               5.63           5.82                6.00         5.86
August             5.62           5.77                5.92         5.77
September          5.56           5.72                5.76         5.75
October            5.62           5.74                5.75         5.72
November           5.74           5.88                5.59         5.54
December           5.56           5.58                5.30         5.35

                     Treasury Bills                  Benchmark Bonds
2001             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            5.14           5.05                5.14         5.39
February           4.80           4.74                5.09         5.36
March              4.60           4.58                5.03         5.41
April              4.41           4.36                5.23         5.66
May                4.40           4.45                5.61         5.96
June               4.24           4.29                5.39         5.73
July               4.03           4.06                5.36         5.76
August             3.81           3.84                4.93         5.36
September          3.05           2.96                4.62         5.32
October            2.34           2.26                4.08         4.86
November           2.07           2.13                4.68         5.36
December           1.95           1.95                4.69         5.44

                     Treasury Bills                  Benchmark Bonds
2002             3 Months       6 Months           5 Years     10 Years
----             -----------------------           --------------------

January            1.96           2.11                4.71         5.42
February           2.05           2.19                4.58         5.31
March              2.30           2.68                5.28         5.79
April              2.37           2.68                5.05         5.64
May                2.60           2.87                4.90         5.49
June               2.70           2.87                4.67         5.37
July               2.81           2.90                4.30         5.23
August             2.96           3.08                4.49         5.14
September          2.83           2.93                4.20         4.92
October            2.73           2.81                4.34         5.16
November           2.70           2.78                4.28         5.09
December           2.68           2.78                4.17         4.96

Source: BANK OF CANADA.
-----------------------------------------------------------------

      ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

-----------------------------------------------------------------

Territory and Population

            The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 99.6 million in mid-2000, as reported by the Consejo Nacional de Poblacion (Conapo).

            Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.5% in the late 1990s. The growth rate in 2001 was 1.2%.

Government

            The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

            Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

            Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

            Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

            Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

            Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

            On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The Alianza por el Cambio, which comprises the PAN and a smaller party, now has 223 seats in the 500-member Chamber of Deputies and 51 seats in the 128-member Senate; the PRI now has 210 seats in the Chamber of Deputies and 60 seats in the Senate; and the Alianza por Mexico now has 67 seats in the Chamber of Deputies and 17 seats in the Senate. The next general elections are scheduled to occur in July 2003 (congressional).

            The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.


            At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there was renewed hope that the negotiations could be resumed. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would have amended the constitution to provide indigenous people more autonomy in their government. Congress approved the bill in April 2001, but it was rejected by the insurgents, who accused President Fox and Congress of betraying them by watering down the reform. Communications with government peace negotiators were subsequently abandoned.

            In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

            Shortly after President Fox's electoral victory on July 2, 2000, he announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions. With no one party holding a majority in the legislature, however, it has not been easy for President Fox to advance his reform agenda.

Money and Banking

            Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

            New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

            Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under Fobaproa, the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of September 2002 these liabilities were equivalent to 12.6% of Mexico's GDP. Nonetheless, the government has had to intervene and take control of a number of institutions for eventual sale, most recently in November 1999, when the government took control of BanCrecer, Mexico's fifth largest bank, at an estimated cost of $10 billion. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks; these rules are scheduled to be fully implemented in 2003. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the end of 2002, only one of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and all of the banks that had been taken over operated under the supervision of the government had been sold or liquidated.

Trade

            Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area. Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. Negotiations to reach free-trade agreements with the group formed by Guatemala, Honduras and El Salvador are continuing. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. In May 2000, Mexico signed an agreement with Guatemala, Honduras and El Salvador, and in November 2000 an agreement with members of the European Free Trade Area (Iceland, Lichtenstein, Norway and Sweden) was signed. Mexico now has free trade agreements with 31 nations. The government estimated that at the end of 2001, 90% of Mexico's exports had the benefit of some sort of preferential treatment. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. President Fox has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay) but similar efforts have failed in the past due in part to conflicts between Mexico and Brazil.

            In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994. Since the purchase of Grupo Financiero Banamex - Accival SA by Citigroup, Inc. in 2001, Mexico's three largest banks have been under foreign ownership.

Economic Information Regarding Mexico

            During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

            The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992.
From October 1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

            Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

            On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

            In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

            The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

            In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

            Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

            The government established a series of economic reform programs following the 1995 Economic Plan. On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the government to respond to social needs, (v) avoid economic crises of the types suffered by Mexico during the past 20 years,
(vi) continue to decrease gradually the rate of inflation and
(vii) achieve a public sector balance that is close to equilibrium by the year 2000. In order to achieve a sustainable real GDP growth of 5%, the Government believes an investment rate of 25% of GDP is required. Thus, the PRONAFIDE seeks to stimulate investment by (i) promoting private-sector savings through the new pension system and through a fiscal policy aimed at stimulating internal savings of individuals, families and businesses, (ii) consolidating public savings through the rationalization of public expenditures and keeping such expenditures within the level of tax revenues, although investment and social programs will continue to be a priority,
(iii) using external savings only as a complement to internal savings and (iv) strengthening and modernizing the financial system through adequate supervision and controls, as well as stimulating and reorienting development banks by increasing their level of investment efficiency.

            The PRONAFIDE, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995. Nonetheless, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.


            The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. Mexico registered a $7.9 billion deficit in its trade balance in 1998, a $5.6 billion deficit in 1999, an $8.1 billion deficit in 2000 and a $10 billion deficit in 2001. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. Mexico's current account balance registered deficits of $16.1 billion, $14.01 billion, $18.2 billion and $18.0 billion in 1998, 1999, 2000 and 2001, respectively. During the first nine months of 2002, Mexico's current account balance registered a deficit of $9.5 billion, compared with a $14.7 billion dollar deficit during the same period in 2001.

            On September 30, 2002, Mexico's international reserves amounted to $48.0 billion, compared to $44.7 billion at December 31, 2001, $33.6 billion at December 31, 2000, $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.

            During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow until 2001, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, 4.9% for 1998, 3.8% for 1999 and 6.9% for 2000.
For 2001, Mexico's real GDP contracted by 0.3%. During the third quarter of 2002, Mexico's real GDP grew by 1.8%, year-on-year. The recent slowdown in Mexico's economy has been attributed to the slowdown of the U.S. economy, rather than any policy failures of the Mexican government.

            Although the Mexican economy has stabilized since 1994, continuing recovery will require economic and fiscal discipline as well as stable political and social conditions. There can be no assurance that the government's initatives will be successful or that President Fox and succeeding administrations will continue those initiatives. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 7, 2000, respectively.

Statistical and Related Information
Concerning Mexico

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

            CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

            The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1992 to 2002.


                          End of
                          Period      Average
                          ------      -------

1992...................... 3.119      3.094
1993...................... 3.192      3.155
1994...................... 5.325      3.375
1995...................... 7.643      6.419
1996...................... 7.851      7.599
1997...................... 8.083      7.918
1998...................... 9.865      9.136
1999...................... 9.514      9.556
2000...................... 9.572      9.456
2001...................... 9.268      9.337
2002......................10.439      9.416

Source: Banco de Mexico.

            INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

            The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

            The government has been committed to reversing the decline in real wages that occurred in the 1980s through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. At year-end 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% at year-end 1999, 9.0% at year-end 2000 and 4.4% at year-end 2001. At year-end 2002, the inflation rate was 5.7%, above the government's year-end target of 4.5%.

            CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1992 through 2002.

                                                Changes in
                                                National Consumer
                                                Price Index,
                                                Increase Over
                                                Previous Period
                                                -----------------

            1992.............................       11.9
            1993.............................        8.0
            1994.............................        7.1
            1995.............................       52.0
            1996.............................       27.7
            1997.............................       15.7
            1998.............................       18.6
            1999.............................       12.3
            2000.............................        9.0
            2001.............................        4.4
            2002.............................        5.7

Source: Banco de Mexico.

            MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1992 through 2001, and the first three quarters of 2002, at current and constant prices.

                             Gross          Gross                 Change
                             Domestic       Domestic              from Prior
                             Product        Product at            Year at
                             at Current     Constant              Constant
                             Prices         1993 Prices(1)        Prices
                             ------         --------------        ------

                             (millions of Mexican Pesos)          (percent)

            1992.............1,125,334       1,232,162               3.6
            1993.............1,256,196       1,256,196               2.0
            1994.............1,423,364       1,312,200               4.5
            1995.............1,840,431       1,230,608              (6.2)
            1996.............2,508,147       1,293,859               5.1
            1997.............3,178,953       1,381,352               6.8
            1998.............3,791,191       1,447,945               4.9
            1999.............4,622,789       1,505,000               3.7
            2000.............5,491,018       1,603,262               6.6
            2001.............5,771,857         1,598,832            (0.3)
            2002
                1st Quarter  N/A               N/A                  (2.0)
                2nd  Quarter N/A               N/A                   2.1
                3rd Quarter  N/A               N/A                   1.8

(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.

Source: Mexico's National Statistics, Geography and Informatics
Institute (INEGI).

            INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                 Average CETES and Interest Rates
                ---------------------------------

                            28-Day    91-Day
                            CETES     CETES   CPP       TIIP         TIIE
                            -----     -----   -----     -----        -----


1992:
            Jan.-June       13.8      13.8    16.9      _____        _____
            July-Dec.       17.4      18.0    20.7      _____        _____
1993:
            Jan.-June       16.4      17.3    20.9      20.4(1)      _____
            July-Dec.       13.5      13.6    16.2      16.1         _____
1994:
            Jan.-June       13.0      13.5    14.2      15.3         _____
            July-Dec.       15.2      15.7    16.8      20.4         _____
1995:
            Jan.-June       55.0      54.3    49.6      63.6         71.2(2)
            July-Dec.       41.9      42.2    40.7      44.5         44.5
1996:
            Jan.-June       35.4      37.2    34.5      37.3         37.2
            July-Dec.       27.4      28.6    26.9      30.2         30.1
1997:
            Jan.-June       20.8      22.2    20.8      23.2         23.2
            July-Dec.       18.8      20.3    17.4      20.5         20.6
1998:
            Jan.-June       18.8      19.9    17.2      20.6         20.7
            July-Dec.       30.7      32.5    24.9      32.9         33.1

1999:
            Jan.-June       24.3      24.7    22.3      27.2         27.3
            July-Dec.       18.5      19.9    17.2      20.8         20.8

2000:
            Jan.-June       14.7      15.8    13.8      16.8         16.8
            July-Dec.       15.8      16.5    13.6      17.2         17.2

2001:
            Jan.-June       14.5      15.2    13.0      16.0         16.0
            July-Dec.        8.1       9.3     7.3       9.8          9.8

2002:
            Jan.-June        7.0       7.2     5.4       (3)          8.1
            July-Dec.        7.2       7.6     5.3       (3)          7.0

(1) February-June average.
(2) Average for the last two weeks of March.
(3) The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

----------------------------------------------------------------

      ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
----------------------------------------------------------------

Territory and Population

            The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.6 million. Official projections have estimated that Argentina's population reached 37 million in 2000.

            The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government

            The Argentine federal constitution (the
"Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held on October 24, 1999.

            The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

            The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

            Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

            The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alliance"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and the Alliance is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 24, 1999 Congressional elections, the Alliance held 125 seats in the Chamber of Deputies and the PJ held 101 seats. Following the October 14, 2001 Congressional elections, the PJ held the largest bloc in the Chamber of Deputies, as well as the Senate, which it already controlled. The next elections (Congressional and Presidential) are required by law to be held no later than October 2003. However, in August 2002, President Duhalde, recognizing the fragility of his political position, moved the elections up. They are currently scheduled for April 27, 2003. The next president is scheduled to take office on May 25, 2003.

            Since 1983, which was the last year of military rule, Argentina has been governed by a succession of elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Rua, representing the Alliance, was elected President. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, President de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents, all members of the PJ. On January 1, 2002 Eduardo Duhalde, a Senator who had lost the 1999 Presidential race to Mr. de la Rua, became the fourth interim President of Argentina. Mr. Duhalde is also a member of the PJ.

            Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The Alliance did not seek an alternative economic model. Rather, President de la Rua's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Rua had a reputation for honesty and accountability, which contributed to his electoral success in 1999. However, followingallegations that erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there was growing concern about President de la Rua's ability to successfully pursue the measures necessary to maintain economic stability in Argentina. President de la Rua failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000. The series of high-level government corruption scandals, together with Argentina's worsening economic difficulties, resulted in growing public dissatisfaction, which was manifested in the October 14, 2001 elections and which led ultimately to his resignation on December 20, 2001.

            Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System

            The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Beginning in January 1992, the rate of exchange between the Argentine Peso and the U.S. Dollar remained approximately one to one. The fixed exchange rate was terminated in February 2002 and the Argentine Peso was allowed to float freely. After the exchange rate reached almost PS4:US$1 in late March 2002, the Central Bank intervened and stabilized the exchange rate at around PS3:US$1 for several weeks. On April 1, 2003, the exchange rate was PS2.96:US$1.

Economic Information Regarding Argentina

            The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Following implementation of President Menem's reform program in March 1991, significant progress was made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. Since 1998, however,
Argentina's GDP has contracted, declining by 3.4% in 1999, 0.8% in 2000, 4.4% in 2001 and 10.9% in 2002. The recession, which began in mid-1998, has been attributed to external economic conditions, including problems in Brazil, Argentina's main trading partner, political uncertainties and an increasingly complicated fiscal scenario that has kept country risk and interest rates at very high levels.

            DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

            In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

            On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

            In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization is continuing through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

            In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America. The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

            On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited to participate. The only bidder was the Spanish company Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government will retain one "golden share" granting it veto power over any strategic decisions.

            On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national mortgage bank, which raised $307.5 million. The proceeds were to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

            The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

            CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions. With the institution of the Convertibility Law on April 1, 1991, the Argentine currency became tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina was required to maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and was obliged to sell dollars to any person who so required at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. From January 1, 1992 until February 11, 2002, the rate of exchange from Argentine Peso to U.S. Dollar was approximately one to one. While the fixed exchange rate was instrumental in eradicating hyper-inflation and stabilizing Argentina's economy in the early 1990s, in recent years it has been viewed as an impediment to economic growth. With the economy in a protracted recession, and facing a growing fiscal crisis, the government terminated the decade-old one-to-one peg to the U.S. Dollar in early January 2002, when it devalued the Argentine Peso and established a dual exchange rate system. Under this system, the government set the exchange rate for export and import transactions, but otherwise let the Argentine Peso float freely. On February 11, 2002 the Argentine Peso was allowed to float freely for all purposes. On April 1, 2003 the Argentine Peso-U.S. Dollar exchange rate was 2.96.

            The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S.
Dollar as of the last day of the period indicated.

            1992 . . . . . . . . . . . .               .9990
            1993 . . . . . . . . . . . .               .9990
            1994 . . . . . . . . . . . .              1.0
            1995 . . . . . . . . . . . .              1.0
            1996 . . . . . . . . . . . .              1.0
            1997 . . . . . . . . . . . .              1.0
            1998 . . . . . . . . . . . .              1.0
            1999 . . . . . . . . . . . .              1.0
            2000 . . . . . . . . . . . .              1.0
            2001 . . . . . . . . . . . .              1.0
            2002 . . . . . . . . . . . .              3.3900

Source: Banco Central de la Republica Argentina.

            WAGES AND PRICES. Prior to the adoption of the economic plan announced by Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

            During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

            On March 20, 1991, Economy Minister Cavallo announced the Convertibility Plan, which was subsequently approved by Congress through passage of the Convertibility Law. The Convertibility Plan sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that were intended to address underlying structural problems that had distorted fiscal and monetary policy.

            The Convertibility Plan was centered on the two following fundamental principles:

            (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) was not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively meant that the money supply could be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needed to be financed. Gross international assets included the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso was fully convertible into the U.S. Dollar, no increase in the domestic monetary base could occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

            (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

            The IMF supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina was required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

            Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These included the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

            In October 1999 Argentina became the first country to take part in a new World Bank program designed to relieve financial pressure in countries that meet economic and social reform targets. Under the program, Argentina was able to sell $1.5 billion in bonds backed by a "policy-based guarantee" of the World Bank. The bonds were rated investment grade by Standard & Poor's, which cited the World Bank's backing and Argentina's "unblemished record" in servicing multilateral debt.

            Upon taking office on December 10, 1999, President de la Rua declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package called for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Rua also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Rua faced political resistance in the PJ-controlled Senate, which thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts showed a measure of success. The IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility set a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Rua's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives included the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

            Reducing the fiscal deficit has been made more difficult by Argentina's recession, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that were designed to cover the cost of most government debt payments through 2003.

            In March 2001, following the resignation of two Economy Ministers in a period of two weeks and amidst a worsening fiscal crisis, President de la Rua named Domingo Cavallo, the architect of the 1991 Convertibility Plan, to be Economy Minister. Mr. Cavallo designed a package of proposals designed to stimulate industry and boost Argentina's competitiveness. While committing himself to meeting IMF fiscal targets, Mr. Cavallo increased the policy emphasis on promoting growth by raising competitiveness through targeted initiatives. This represented a change of direction from Mr. Cavallo's two predecessors, who had given priority to fiscal adjustment. In the first quarter of 2001 Argentina went $1 billion above the $2.1 billion deficit target agreed to with the IMF. Amidst renewed concerns about the ability of Argentina to stay current on its $130 billion government debt, a new IMF aid package was negotiated in August 2001 that provided another $8 billion in fresh loans. Underpinning the new IMF aid package were significant budget cuts, which were approved in principle by the Argentine Congress but never implemented. Argentina also conducted some voluntary debt swaps, which allowed the government to postpone some debt payments. By the end of November 2001, however, the government acknowledged that by year end the budget deficit would be about $7.8 billion, well over the $6.5 billion target it set with the IMF in return for the $8 billion aid package. In early December 2001, the IMF announced that it was withholding a $1.3 billion payment due under the aid package. This left an approximately $2 billion hole in Argentina's finances for the remaining weeks of 2001. As a result, the government announced in late December 2001 a suspension of payment on its foreign debt, estimated to be a total of $132.14 billion. Debt restructuring talks have not yet occurred and progress with IMF negotiations has been slow.

      With revenues in a free-fall by the beginning of 2002, Argentina entered into a 14-point agreement with the IMF in April 2002 that committed Argentina to meeting most of the IMF's demands. These included abiding by Argentina's international agreements, concluding bilateral agreements with the provincial governments to enforce a fiscal pact reached in February 2002, enforcing strict fiscal and monetary policies, guaranteeing savers a credible restitution of their deposits through liquid instruments and enforcing actions required to restore a solid and reliable financial system. Given the deteriorating economy and related social unrest, and given the lack of a strong political consensus, it was very difficult for Argentina to meet the IMF's demands.

      In September 2002, Argentina announced that it would no longer use its diminishing reserves to pay back existing IMF loans. In making this announcement, the government stated that maintaining social programs and financing provincial economies would take priority over its obligations to the IMF and other multilateral lending bodies which amounted to approximately $2.25 billion as of September 2002. Early in 2003, the IMF took certain actions designed to provide transitional financial support through August 31, 2003. These actions were taken in the context of a short-term economic program that seeks to preserve macroeconomic stability through the transition to a new government expected to take office in May 2003. In addition to maintaining core monetary and fiscal policies, Argentina has committed to a number of structural measures. Argentina has also committed to remain current on its financial obligations to the IMF.

            One of the most difficult problems facing Argentina is the banking crisis. Early in 2002 the government put a freeze on bank deposits and announced a mandatory rescheduling of term deposits in an effort to stem a run. Shortly thereafter, the government devalued the Peso, which has led to a resurgence of inflation. Restoring liquidity to the banking system is a high priority; however, it is also viewed as a threat to the banking sector, which is already on the brink of insolvency. In late March 2003 the government approved a plan to end the freeze within a four-month timeframe. Plans to compensate the banks for their losses are under discussion.

            The Convertibility Plan simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation decreased steadily thereafter, to an annual rate of 0.9% in 1998. After 1998, a deflationary trend prevailed with the consumer price index declining by 1.2%, 0.9% and 1.1% in 1999, 2000 and 2001, respectively. Following the devaluation of the Argentine Peso in early 2002, the consumer price index grew rapidly, resulting in an annual inflation rate of 25.9% for 2002. Rising prices have resulted in a sharp deterioration of social conditions in Argentina. Growing numbers of the population are now below the poverty line and the threat of serious civil unrest remains.



            CONSUMER PRICE INDEX. The following table sets forth for 1993-2002 the change in Argentine Consumer Prices for the twelve months ended December 31.

                            INFLATION

                                                  Consumer Prices,
                                                  Increase Over
                                                  Previous Period
                                                  ---------------

            1993.............................................10.6
            1994............................................. 4.2
            1995(1).......................................... 3.4
            1996(1).......................................... 0.2
            1997............................................. 0.5
            1998............................................. 0.9
            1999.............................................(1.2)
            2000.............................................(0.9)
            2001.............................................(1.1)
            2002.............................................25.9

            (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

--------
Source: Banco Central de la Republica Argentina; Economist
Intelligence Unit.

            ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1993 through 2002, at current and constant prices.

                                     Gross Domestic        Change from Prior
                 Gross Domestic      Product at Constant   Prices Year at
                 Product             1993 Prices           Constant Prices
                 -------             -----------           ---------------

                      (millions of Argentine Pesos)             (percent)

1993                236,500             208,300                   N/A
1994                257,440             250,308                   5.8
1995                258,032             243,186                 (2.8)
1996                272,150             256,626                   5.5
1997                292,859             277,441                   8.1
1998                298,948             288,123                   3.9
1999                283,133             278,320                 (3.4)
2000                285,000             276,868                 (0.8)
2001                272,600                N/A                  (4.4)
2002                  N/A                  N/A                 (10.9)

--------
Source: Ministerio de Economia, Obras y Servicios Publicos;
National Bureau of National Accounts.

00250.0292 #397357

[LOGO]                              ALLIANCEBERNSTEIN VARIABLE
                                    PRODUCTS SERIES FUND, INC.


           ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN VALUE PORTFOLIO
         ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2003

----------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2003 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offers Class A shares. A separate Prospectus and SAI relates to the Fund's Class B shares. Financial Statements for each Portfolio of the Fund for the year ended December 31, 2002 are included in each Portfolio's annual report and are incorporated into this SAI by reference. Copies of the Prospectuses of the Fund and the annual reports for the Portfolios of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                                        PAGE

Introduction      ......................................................
Investment Policies and Restrictions....................................
Management of the Fund..................................................
Purchase and Redemption of Shares.......................................
Net Asset Value   ......................................................
Portfolio Transactions..................................................
Dividends, Distributions and Taxes......................................
General Information.....................................................
Appendix A - Futures Contracts and Options on
      Futures Contracts and Foreign Currencies.......................... A-1


(R): This registered service mark used under license from the owner, AllianceBernstein Investment Research and Management,
Inc.

----------------------------------------------------------------
                           INTRODUCTION
----------------------------------------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has twenty Portfolios. This SAI relates only to the AllianceBernstein Small Cap Value Portfolio ("Small Cap Value Portfolio"), AllianceBernstein Value Portfolio ("Value Portfolio") and AllianceBernstein International Value Portfolio ("International Value Portfolio").

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               INVESTMENT POLICIES AND RESTRICTIONS
----------------------------------------------------------------

            For a general description of the Portfolios' investment policies, see the Fund's Prospectus. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Each Portfolio's respective investment objective is fundamental and cannot be changed without a shareholder vote. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

            Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

            Alliance Capital Management, L.P. (the "Adviser" or "Alliance") considers the total U.S. equity market capitalization to be that described by the Russell 3000 Index. That index, maintained by Frank Russell Consulting, contains 3,000 large U.S. companies which represent about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in this index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 Index is reconstituted annually on June 30 using companies' market values as of May 31. On June 30, 2002 the market capitalization of the Russell 3,000 Index totaled $4 billion. On January 31, 2003 the universe of small companies eligible for investment by the Portfolio included approximately 2,500 companies with capitalizations ranging up to approximately $5 billion.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus for each Portfolio.

            CURRENCY SWAPS. The Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Portfolio by the Fund's Custodian. No Portfolio will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio entering into a currency swap will have contractual remedies pursuant to the agreements related to the transactions.

            FORWARD COMMITMENTS. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

            When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            The use of forward commitments enables the Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell a security in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser to each of the Portfolios were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

            A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of the relevant Portfolio, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If a Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            Although each Portfolio intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, that Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

            A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Portfolios may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. Additionally, for example, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). No Portfolio will position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").

            To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the relevant Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a Portfolio's separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting that Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Portfolio may purchase a put option permitting that Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, each Portfolio may use such other methods of "cover" as are permitted by applicable law.

            The Portfolios will not speculate in forward currency contracts. The Portfolios will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk.
Generally, such forward contracts will be for a period of less than three months.

            Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit that Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, a Portfolio will require that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Portfolios may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Portfolios will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            OPTIONS. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

            The Portfolios may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might purchase a call option. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to that Portfolio.

            When a Portfolio writes a put option, it must either own at all times during the option period an offsetting put option on the same security, or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When a Portfolio writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, that Portfolio would be obligated to sell the underlying security at the exercise price.

            The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price).

            Each Portfolio will write covered call options both to reduce the risks associated with certain of its respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolios will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call options, the Portfolios will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to call options, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

            The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            The Portfolios may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

            Each Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

            Each Portfolio may terminate its obligation to the holder of an option written by a Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Portfolio from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

            The Portfolios may purchase or write options in negotiated transactions. The Portfolios may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Portfolio in negotiated transactions may be considered illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

            The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although each Portfolio has established standards of creditworthiness for these primary dealers, a Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, a Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

            OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, a Portfolio segregates with the Fund's Custodian liquid assets having a value equal to or greater than the exercise price of the option.

            Through the purchase of listed index options, a Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in a Portfolio's securities probably will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio would bear a risk of loss on index options it purchased if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios are exchange-traded or traded over-the-counter. The Portfolios will write options on foreign currencies only if they are "covered."

            The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

            See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

            FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Portfolios will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. These investment techniques will not be used for speculation.

            The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, each Portfolio will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CFTC or (2) if for other purposes, no more than 5% of the liquidation value of the respective Portfolio's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage a Portfolio.

            In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with the Fund's Custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

            Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, each Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

            Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event that futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

            See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

            REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit each Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance by the Fund's Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

            Repurchase agreements may exhibit the characteristics of loans by the Portfolios. During the term of a repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with that Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

            ILLIQUID SECURITIES. None of the Portfolios will invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and that Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

            The Portfolios may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

            RIGHTS AND WARRANTS. The Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. Rights and warrants may entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            PORTFOLIO TURNOVER. Because each Portfolio will actively use trading to achieve its investment objective and policies, a Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Portfolio. Management anticipates that the annual turnover in each Portfolio may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Portfolio are replaced one time in a period of one year.

            The value of a Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Portfolio's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

            RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolios will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolios will invest and could adversely affect a Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolios. Certain countries in which the Portfolios will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes."

            Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S.
dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

            SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser will try to reduce the risk inherent in each Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by each Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

            1940 ACT RESTRICTIONS. Under the Investment Company Act of 1940 (the "1940 Act"), a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

            Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

            The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

Certain Fundamental Investment Policies

            Each Portfolio has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the respective Portfolio's outstanding voting securities. The approval of a majority of the respective Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            Each Portfolio may not:

            (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

            (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            (4) Invest in companies for the purpose of exercising control;

            (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

            (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

----------------------------------------------------------------
                      MANAGEMENT OF THE FUND
----------------------------------------------------------------

Board of Directors Information

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                           PORTFOLIOS
                     PRINCIPAL             IN FUND             OTHER
NAME, ADDRESS, AGE   OCCUPATIONS(S)        COMPLEX             DIRECTORSHIPS
OF DIRECTOR (YEARS   DURING PAST           OVERSEEN BY         HELD BY
OF SERVICE*)         5 YEARS               DIRECTOR            DIRECTOR
-------------------  --------------        -----------         --------

INTERESTED DIRECTOR

John D. Carifa,**    President, Chief      114                 None
58,                  Operating Officer
1345 Avenue of the   and a Director of
Americas, New York,  Alliance Capital
NY  10105 (13)       Management
                     Corporation
                     ("ACMC"), with
                     which he has been
                     associated since
                     prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block,#+ 72,    Formerly an           93                  None
P.O. Box 4623,       Executive Vice
Stamford, CT 06903   President and the
(11)                 Chief Insurance
                     Officer of The
                     Equitable Life
                     Assurance Society of
                     the United States;
                     Chairman and Chief
                     Executive Officer of
                     Evlico. Formerly a
                     Director of Avon,
                     Tandem Financial
                     Group, Donaldson,
                     Lufkin & Jenrette
                     Securities
                     Corporation, Ecolab
                     Incorporated
                     (specialty chemicals)
                     and BP Amoco
                     Corporation (oil
                     and gas).

David H. Dievler,#+  Independent           98                  None
73,                  consultant.  Until
P.O. Box 167,        December 1994, he
Spring Lake,         was Senior Vice
New Jersey 07762     President of ACMC
(13)                 responsible for
                     mutual fund
                     administration.
                     Prior to joining
                     ACMC in 1984, he
                     was Chief Financial
                     Officer of Eberstadt
                     Asset Management
                     since 1968. Prior
                     to that, he was a
                     Senior Manager at
                     Price Waterhouse
                     & Co. Member of
                     American Institute
                     of Certified Public
                     Accountants since
                     1953.

John H. Dobkin,#+    Consultant.           94                  None
61,                  Formerly a Senior
P.O. Box 12,         Advisor from June
Annandale, New York  1999 - June 2000
12504 (11)           and President of
                     Historic Hudson
                     Valley (December
                     1989 - May 1999).
                     Previously, he was
                     Director of the
                     National Academy of
                     Design. During
                     1988-92, Director
                     and Chairman of the
                     Audit Committee
                     of ACMC.

William H. Foulk,    Investment Adviser    110                 None
Jr.,#+ 70,           and an Independent
2 Sound View Drive,  Consultant.  He
Suite 100,           was formerly
Greenwich,           Senior Manager of
Connecticut 06830    Barrett
(13)                 Associates, Inc.,
                     a registered
                     investment adviser,
                     with which he had
                     been associated since
                     prior to 1998.
                     He was formerly
                     Deputy Comptroller
                     of the State of New
                     York and, prior
                     thereto, Chief
                     Investment Officer
                     of the New York
                     Bank for Savings.

Clifford L.          Senior Counsel of     93                  Placer Dome, Inc.
Michel,#+ 63,        the law firm of
15 St. Bernard's     Cahill Gordon &
Road, Gladstone,     Reindel since
New Jersey 07934     February, 2001 and
(11)                 a partner of that
                     firm for more than
                     twenty-five years
                     prior thereto.
                     President and
                     Chief Executive
                     Officer of Wenonah
                     Development
                     Company
                     (investments) and
                     a Director of the
                     Placer Dome, Inc.
                     (mining).

Donald J.            Senior Counsel to     92                  None
Robinson,#+ 68,      the law firm of
98 Hell's Peak Road, Orrick, Herrington
Weston, Vermont      & Sutcliffe LLP
05161 (7)            since prior to
                     1998. He was formerly
                     a senior partner and
                     a member of the
                     Executive Committee
                     of that firm. Member
                     of the Municipal
                     Securities Rulemaking
                     Board and a Trustee
                     of the Museum of the
                     City of New York.

----------------
*     There is no stated term of office for the Fund's Directors.
**    Mr. Carifa is an "interested person", as defined in the
      1940 Act, of the Fund because of an affiliation with
      Alliance.
#     Member of the Audit Committee.
+     Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreements for the Portfolios that set expense caps on overall Portfolio expenses and provide for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by each Portfolio, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Portfolio with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                     Dollar Range of            Aggregate Dollar Range
                     Equity Securities          of Equity Securities in the
                     in the Fund as of          AllianceBernstein Fund Complex
                     December 31, 2002          as of December 31, 2002
                     ------------------         ------------------------

John D. Carifa            None                     Over $100,000
Ruth Block                None                     Over $100,000
David H. Dievler          None                     Over $100,000
John H. Dobkin            None                     Over $100,000
William H. Foulk, Jr.     None                     Over $100,000
Clifford L. Michel        None                     Over $100,000
Donald J. Robinson        None                     Over $100,000


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

Name, Address,*               Position(s) Held        Principal Occupation
and (Age)                     with Fund               During Past 5 Years
---------------               -----------------       --------------------

John D. Carifa (58)           Chairman and President  See biography above.

Kathleen A. Corbet (43)       Senior Vice President   Executive Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Lewis A. Sanders (56)         Senior Vice President   Vice Chairman and Chief
                                                      Investment Officer of
                                                      ACMC** since October 2000.
                                                      Prior thereto, he was
                                                      Chief Executive Officer of
                                                      Sanford C. Bernstein & Co.
                                                      since prior to 1998.

Andrew S. Adelson (47)        Vice President          Senior Vice President and
                                                      Chief Investment Officer
                                                      of International Value
                                                      Equities and an Executive
                                                      Vice President of ACMC**
                                                      since October 2000; prior
                                                      thereto, Chief Investment
                                                      Officer of International
                                                      Investment Management
                                                      Services at SCB & Co.
                                                      since prior to 1998.

Andrew M. Aran (46)           Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Bruce K. Aronow (36)          Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since 1999.
                                                      Prior thereto, he was
                                                      a Vice President at
                                                      INVESCO since 1998.

Edward D. Baker III (52)      Vice President          Senior Vice President and
                                                      Chief Investment Officer -
                                                      Emerging Markets of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Thomas J. Bardong (58)        Vice President          Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Matthew D. W. Bloom (46)      Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Russel I. Brody (36)          Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      April 1998.

George D. Caffrey (49)        Vice President          Vice President of ACMC**
                                                      since January 2000.  Prior
                                                      thereto, he headed the
                                                      High Yield Bond Group at
                                                      AIG Global Investment
                                                      Corp. since prior to 1998.

Kenneth T. Carty (42)         Vice President          Assistant Vice President
                                                      of ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Frank V. Caruso (46)          Vice President          Senior Vice president of
                                                      Shields/ACMC,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

John F. Chiodi (37)           Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Paul J. DeNoon (41)           Vice President          Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Joseph C. Dona (42)           Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Marilyn G. Fedak (56)         Vice President          Senior Vice President
                                                      and Chief Investment
                                                      Officer - U.S. Value
                                                      Equities and an Executive
                                                      Vice President at ACMC**
                                                      since October 2000.
                                                      Prior thereto, she was
                                                      Chief Investment Officer
                                                      and Chairman of the U.S.
                                                      Equity Investment Policy
                                                      Group at SCB & Co. since
                                                      prior to 1998.

Thomas Kamp (41)              Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

S. Sean Kelleher (42)         Vice President          Senior Vice President
                                                      of ACMC** since 1999.
                                                      Prior thereto, he was a
                                                      manager of the MBS swaps
                                                      desk at Deutsche Bank
                                                      since prior to 1998.

David A. Kruth (39)           Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Alan E. Levi (53)             Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Michael J. Levy (33)          Vice President          Assistant Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Gerald T. Malone (49)         Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Michael Mon (34)              Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since June
                                                      1999.  Prior thereto,
                                                      he was a Portfolio
                                                      Manager at Brundage, Story
                                                      and Rose since 1998.

Ranji H. Nagaswami (39)       Vice President          Senior Vice President
                                                      of ACMC** since 1999.
                                                      Prior thereto, she
                                                      was a managing
                                                      director and co-head
                                                      of U.S. Fixed Income at
                                                      UBS Brinson since prior
                                                      to 1998.

Daniel Nordby (59)            Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Jimmy K. Pang (29)            Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Raymond J. Papera (47)        Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Joseph G. Paul (43)           Vice President          Senior Vice President of
                                                      ACMC** and Chief
                                                      Investment Officer -
                                                      Small Cap Value Equities
                                                      since 2002.  He is
                                                      also Chief Investment
                                                      Officer of Advanced Value
                                                      at ACMC** since October
                                                      2000 and held the same
                                                      position at Sanford C.
                                                      Bernstein & Co. since
                                                      prior to 1998.

Douglas J. Peebles (37)       Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Jeffrey S. Phlegar (36)       Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Daniel G. Pine (51)           Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Michael J. Reilly (38)        Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Paul C. Rissman (46)          Vice President          Senior Vice President of
                                                      ACMC,** with which he
                                                      has been associated since
                                                      prior to 1998.

Ivan Rudolph-Shabinsky (39)   Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Kevin F. Simms (37)           Vice President          Senior Vice President
                                                      and Director of
                                                      Research for International
                                                      Value and Global Value
                                                      Equities at ACMC** since
                                                      October 2000.  Prior
                                                      thereto, he was
                                                      Director of Research of
                                                      SCB & Co. since 1998.

Michael A. Snyder (41)        Vice President          Senior Vice President
                                                      of ACMC** since
                                                      May, 2001.  Previously
                                                      he was a Managing Director
                                                      in the high yield asset
                                                      management group at
                                                      Donaldson, Lufkin &
                                                      Jenrette Corporation from
                                                      1998 to 2001, and a
                                                      Managing Director
                                                      at Bear Stearns & Co.
                                                      since prior to 1998.

Annie C. Tsao (50)            Vice President          Senior Vice President of
                                                      ACMC,** with which she
                                                      has been associated since
                                                      prior to 1998.

Jean Van De Walle (44)        Vice President          Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Richard A. Winge (51)         Vice President          Senior Vice President and
                                                      Managing Director of
                                                      AllianceBernstein
                                                      Investment Research
                                                      and Management, Inc.
                                                      ("ABIRM"),** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

Sandra Yeager (39)            Vice President          Senior Vice President of
                                                      ACMC,** with which she
                                                      has been associated since
                                                      prior to 1998.

Edmund P. Bergan, Jr. (52)    Secretary               Senior Vice President and
                                                      the General Counsel of
                                                      ABIRM** and AGIS,** with
                                                      which he has been
                                                      associated since
                                                      prior to 1998.

Mark D. Gersten (52)          Treasurer and Chief     Senior Vice President of
                              Financial Officer       AGIS** and Vice President
                                                      of ABIRM,** with which
                                                      he has been associated
                                                      since prior to 1998.

Andrew L. Gangolf (48)        Assistant Secretary     Senior Vice President
                                                      and Assistant
                                                      General Counsel of
                                                      ABIRM,** with which
                                                      he has been
                                                      associated
                                                      since prior to 1998.

Thomas R. Manley (51)         Controller              Vice President of
                                                      ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

-------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.


            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2002 and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the AllianceBernstein Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                    Total Number   Total Number
                                                    of Investment  of Investment
                                                    Companies in   Portfolios
                                                    the            within the
                                                    Alliance-      Alliance-
                                     Total          Bernstein      Bernstein
                                     Compensation   Fund Complex,  Fund Complex,
                                     from the       Including the  Including the
                                     Alliance-      Fund, as to    Fund, as to
                       Aggregate     Bernstein      which the      which the
                       Compensation  Fund Complex,  Director is a  Director is a
                       from          Including      Director       Director
Name of Director       the Fund      the Fund       or Trustee     or Trustee
----------------       --------      --------       ----------     ----------

John D. Carifa         $-0-          $-0-              53            114
Ruth Block             $3,353        $192,600          43             93
David H. Dievler       $3,352        $246,238          48             98
John H. Dobkin         $3,362        $217,888          45             94
William H. Foulk, Jr.  $3,362        $241,700          49            110
Clifford L. Michel     $3,353        $201,950          44             93
Donald J. Robinson     $3,363        $193,100          43             92


            As of April 11, 2003 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003,SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the Portfolios. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

            The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2002.

                                                       Amount
               Portfolio                              Received

Small Cap Portfolio                                   [_____]%
International Value Portfolio                         [_____]%
Value Portfolio                                       [_____]%

            Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

            Small Cap Value Portfolio                 1.00%
            Value Portfolio                           0.75%
            International Value Portfolio             1.00%

            With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.20% of average daily net assets for Class A shares. This contractual agreement automatically extends until May 1 of each year unless 60 days' prior written notice is given by the Adviser.

            The following table shows, for each Portfolio, the amounts the Adviser received, net of waivers or reimbursements, for such services for the last three fiscal years (or since commencement of operations).

                              PERIOD ENDED            AMOUNT
PORTFOLIO                     DECEMBER 31             RECEIVED
---------                     -----------             --------

Small Cap Value
Portfolio                     2001                    $0
                              2002                    $485,292

Value Portfolio               2001                    $0
                              2002                    $333,082

International Value
Portfolio                     2001                    $0
                              2002                    $61,842

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement continues in effect for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on October 9, 2002.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

CODE OF ETHICS

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

----------------------------------------------------------------
                PURCHASE AND REDEMPTION OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

            Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

            The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

----------------------------------------------------------------
                         NET ASSET VALUE
----------------------------------------------------------------

            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            Each Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.


----------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

            Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

            The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser and the Fund's distributor. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The following table shows the brokerage commissions paid on investment transactions for the last three fiscal years
(or since the commencement of operations):

                                       PERIOD ENDED         BROKERAGE
PORTFOLIO                              DECEMBER 31          COMMISSION PAID
---------                              -----------          ---------------

Small Cap Value Portfolio              2001                 $ 36,583
                                       2002                 $229,834

Value Portfolio Portfolio              2001                 $ 34,797
                                       2002                 $123,901

International Value Portfolio          2001                 $  8,341
                                       2002                 $ 65,592


Brokerage commissions paid to SCB & Co. amounted to $34,192 and $192,995 during the fiscal years ended December 31, 2001 and December 31, 2002, respectively.

----------------------------------------------------------------
                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

CAPITALIZATION

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series.

            Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

            The outstanding voting shares of each outstanding Portfolio as of April 11, 2003 consisted of the following number of Class A common stock: Small Cap Value Portfolio, 5,215,599; Value Portfolio, 21; and International Value Portfolio 2,158,145. To the knowledge of the Fund, the following persons owned of recorded or beneficially 5% or more of the outstanding Class A shares of the Portfolios as of April 11, 2003.

                                               NUMBER OF          % OF
                                               CLASS A            CLASS A
     PORTFOLIO       NAME AND ADDRESS          SHARES             SHARES
     ---------       ----------------          ------             ------

Small Cap Value      Lincoln Life              1,508,242           29%
                     Variable Annuity
                     Account N-6 H02
                     Fund Accounting
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802

                     AIG Life Insurance Co.    3,418,115           65%
                     ("AIG")
                     Attn: Ed Bacon
                     600 N. King Street
                     Wilmington, DE 19801

Value                Anchor National Life             21          100%
                     Life Insurance Co.
                     P.O. Box 54299
                     Los Angeles, CA 90054

International Value  AIG                       1,416,388           65%

                     Nationwide Insurance Co.    565,680           26%
                     NWPPVA2
                     C/O IPO Portfolio
                     Accounting
                     P.O. Box 182029
                     Columbus, OH 43218

CUSTODIAN

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

            AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

            Ernst & Young, LLP, 5 Times Square, New York, New
York 10036, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

            The capitalized term Shareholder Approval as used in this SAI Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

TOTAL RETURN QUOTATIONS

            From time to time a Portfolio of the Fund states its total return. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

            The average annual total return based on net asset value for each Portfolio's Class A shares for the one-, five-, and ten-year periods ended December 31, 2002 (or since inception through that date, as noted) was as follows:

                                                            SINCE
                                          ONE YEAR          INCEPTION*
                                          --------          ---------

Small Cap Value Portfolio                 (6.20)%            2.90%

Value Portfolio                               N/A            9.50%

International Value Portfolio             (5.15)%           (3.93)%
----------------------------
*       Inception Dates

        Small Cap Value Portfolio                           May 2, 2001
        Value Portfolio                                     July 22, 2002
        International Value Portfolio                       May 10, 2001

----------------------------------------------------------------
     FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS
----------------------------------------------------------------

        The financial statements and the reports of Ernst & Young LLP for the Small Cap Value Portfolio, the Value Portfolio and the International Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc. are incorporated herein by reference to each Portfolio's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual reports are dated December 31, 2002 and were filed on February 20, 2003 for the Small Cap Value Portfolio and February 21, 2003 for the Value Portfolio and the International Value Portfolio. They are available without charge upon request by calling AGIS at (800) 227-4618.

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                            APPENDIX A

             FUTURES CONTRACTS AND OPTIONS ON FUTURES
                 CONTRACTS AND FOREIGN CURRENCIES
----------------------------------------------------------------

FUTURES CONTRACTS

            Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although a Portfolio may believe that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

            A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, a Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before a Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If a Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

            Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

            Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

            Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the Americas Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

            Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


00250.0292 #397319v3

[LOGO]                              ALLIANCEBERNSTEIN VARIABLE
                                    PRODUCTS SERIES FUND, INC.

           ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN VALUE PORTFOLIO
         ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2003

----------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2003 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offers Class B shares. A separate Prospectus and SAI relates to the Fund's Class A shares. Financial Statements for each Portfolio of the Fund for the year ended December 31, 2002 are included in each Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Fund and the annual reports for the Portfolios of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                                        PAGE

Introduction      ......................................................
Investment Policies and Restrictions....................................
Management of the Fund..................................................
Purchase and Redemption of Shares.......................................
Net Asset Value   ......................................................
Portfolio Transactions..................................................
Dividends, Distributions and Taxes......................................
General Information.....................................................
Appendix A - Futures Contracts and Options on
      Futures Contracts and Foreign Currencies..........................A-1

(R): This registered service mark used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

----------------------------------------------------------------
                           INTRODUCTION
----------------------------------------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has twenty Portfolios. This SAI relates only to the AllianceBernstein Small Cap Value Portfolio ("Small Cap Value Portfolio"), AllianceBernstein Value Portfolio ("Value Portfolio") and AllianceBernstein International Value Portfolio ("International Value Portfolio").

----------------------------------------------------------------
               INVESTMENT POLICIES AND RESTRICTIONS
----------------------------------------------------------------

            For a general description of the Portfolios' investment policies, see the Fund's Prospectus. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Each Portfolio's respective investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

            Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

            Alliance Capital Management, L.P. (the "Adviser" or "Alliance") considers the total U.S. equity market capitalization to be that described by the Russell 3000 Index. That index, maintained by Frank Russell Consulting, contains 3,000 large U.S. companies which represent about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in this index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 Index is reconstituted annually on June 30 using companies' market values as of May 31. On June 30, 2002 the market capitalization of the Russell 3,000 Index totaled $4 billion. On January 31, 2003 the universe of small companies eligible for investment by the Portfolio included approximately 2,500 companies with capitalizations ranging up to approximately $5 billion.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus for each Portfolio.

            CURRENCY SWAPS. The Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Portfolio by the Fund's Custodian. No Portfolio will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio entering into a currency swap will have contractual remedies pursuant to the agreements related to the transactions.

            FORWARD COMMITMENTS. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

            When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            The use of forward commitments enables the Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell a security in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser to each of the Portfolios were to forecast incorrectly the direction of interest rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

            A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of the relevant Portfolio, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If a Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            Although each Portfolio intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, that Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

            A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Portfolios may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. Additionally, for example, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). No Portfolio will position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").

            To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the relevant Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a Portfolio's separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting that Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Portfolio may purchase a put option permitting that Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, each Portfolio may use such other methods of "cover" as are permitted by applicable law.


            The Portfolios will not speculate in forward currency contracts. The Portfolios will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk.
Generally, such forward contracts will be for a period of less than three months.

            Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit that Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

            LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, a Portfolio will require that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Portfolios may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Portfolios will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            OPTIONS. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

            The Portfolios may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might purchase a call option. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to that Portfolio.

            When a Portfolio writes a put option, it must either own at all times during the option period an offsetting put option on the same security, or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When a Portfolio writes a call option, it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, that Portfolio would be obligated to sell the underlying security at the exercise price.

            The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price).

            Each Portfolio will write covered call options both to reduce the risks associated with certain of its respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolios will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call options, the Portfolios will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to call options, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

            The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            The Portfolios may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

            Each Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

            Each Portfolio may terminate its obligation to the holder of an option written by a Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Portfolio from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

            The Portfolios may purchase or write options in negotiated transactions. The Portfolios may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Portfolio in negotiated transactions may be considered illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

            The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although each Portfolio has established standards of creditworthiness for these primary dealers, a Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, a Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

            OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, a Portfolio segregates with the Fund's Custodian liquid assets having a value equal to or greater than the exercise price of the option.

            Through the purchase of listed index options, a Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in a Portfolio's securities probably will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio would bear a risk of loss on index options it purchased if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios are exchange-traded or traded over-the-counter. The Portfolios will write options on foreign currencies only if they are "covered."

            The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

            See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

            FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity futures Trading Commission ("CFTC"). The Portfolios will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. These investment techniques will not be used for speculation.

            The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the CFTC. In general, each Portfolio will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CFTC or (2) if for other purposes, no more than 5% of the liquidation value of the respective Portfolio's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage a Portfolio.

            In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with the Fund's Custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

            Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, each Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

            Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event that futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

            See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

            REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit each Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance by the Fund's Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

            Repurchase agreements may exhibit the characteristics of loans by the Portfolios. During the term of a repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with that Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

            ILLIQUID SECURITIES. None of the Portfolios will invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and that Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

            The Portfolios may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

            RIGHTS AND WARRANTS. The Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. Rights and warrants may entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            PORTFOLIO TURNOVER. Because each Portfolio will actively use trading to achieve its investment objective and policies, a Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Portfolio. Management anticipates that the annual turnover in each Portfolio may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Portfolio are replaced one time in a period of one year.

            The value of a Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Portfolio's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

            RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolios will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolios will invest and could adversely affect a Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolios. Certain countries in which the Portfolios will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes."

            Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S.
dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

            SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser will try to reduce the risk inherent in each Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by each Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

            1940 ACT RESTRICTIONS. Under the Investment Company Act of 1940 (the "1940 Act"), a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

            Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

            The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

Certain Fundamental Investment Policies

            Each Portfolio has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the respective Portfolio's outstanding voting securities. The approval of a majority of the respective Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            Each Portfolio may not:

            (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

            (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            (4) Invest in companies for the purpose of exercising control;

            (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, that Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

            (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

----------------------------------------------------------------
                      MANAGEMENT OF THE FUND
----------------------------------------------------------------

Board of Directors Information

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                         PORTFOLIOS
                     PRINCIPAL           IN FUND             OTHER
NAME, ADDRESS, AGE   OCCUPATIONS(S)      COMPLEX             DIRECTORSHIPS
OF DIRECTOR (YEARS   DURING PAST         OVERSEEN BY         HELD BY
OF SERVICE*)         5 YEARS             DIRECTOR            DIRECTOR
------------         -------             --------            --------

INTERESTED DIRECTOR

John D. Carifa,**
58,                  President, Chief      114               None
1345 Avenue of the   Operating Officer
Americas, New York,  and a Director of
NY  10105 (13)       Alliance Capital
                     Management
                     Corporation,
                     ("ACMC"), with
                     which he has been
                     associated since
                     prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block,#+ 72,    Formerly an           93                None
P.O. Box 4623,       Executive Vice
Stamford, CT 06903   President and the
(11)                 Chief Insurance
                     Officer of The
                     Equitable Life
                     Assurance Society
                     of the United
                     States; Chairman
                     and Chief Executive
                     Officer of Evlico.
                     Formerly a Director
                     of Avon, Tandem
                     Financial Group,
                     Donaldson, Lufkin &
                     Jenrette Securities
                     Corporation, Ecolab
                     Incorporated
                     (specialty
                     chemicals) and
                     BP Amoco Corporation
                     (oil and gas).

David H. Dievler,#+  Independent           98                None
73,                  consultant.  Until
P.O. Box 167,        December 1994, he
Spring Lake,         was Senior Vice
New Jersey 07762     President of ACMC
(13)                 responsible for
                     mutual fund
                     administration.
                     Prior to joining
                     ACMC in 1984, he
                     was Chief Financial
                     Officer of Eberstadt
                     Asset Management
                     since 1968. Prior
                     to that, he was a
                     Senior Manager at
                     Price Waterhouse
                     & Co. Member of
                     American Institute
                     of Certified Public
                     Accountants
                     since 1953.

John H. Dobkin,#+    Consultant.  He       94                None
61,                  was  formerly a
P.O. Box 12,         Senior Advisor
Annandale, New York  from June 1999 -
12504 (11)           June 2000 of
                     Historic Hudson
                     Valley and President
                     (December 1989 -
                     May 1999).
                     Previously, he
                     was Director of
                     the National
                     Academy of Design.
                     During 1988-92,
                     Director and
                     Chairman of the
                     Audit Committee
                     of ACMC.

William H. Foulk,    Investment Adviser    110               None
Jr.,#+ 70,           and an Independent
2 Sound View Drive,  Consultant.  He
Suite 100,           was formerly
Greenwich,           Senior Manager of
Connecticut 06830    Barrett
(13)                 Associates, Inc.,
                     a registered
                     investment adviser,
                     with which he had
                     been associated
                     since prior to 1998.
                     He was formerly
                     Deputy Comptroller
                     of the State of
                     New York and, prior
                     thereto, Chief
                     Investment Officer
                     of the New York
                     Bank for Savings.


Clifford L.          Senior Counsel of   93                  Placer Dome, Inc.
Michel,#+ 63,        the law firm of
15 St. Bernard's     Cahill Gordon &
Road, Gladstone,     Reindel since
New Jersey 07934     February, 2001 and
(11)                 a partner of that
                     firm for more than
                     twenty-five years
                     prior thereto.
                     President and
                     Chief Executive
                     Officer of Wenonah
                     Development
                     Company
                     (investments) and
                     a Director of the
                     Placer Dome, Inc.
                     (mining).

Donald J.            Senior Counsel to     92                None
Robinson,#+ 68,      the law firm of
98 Hell's Peak Road, Orrick, Herrington
Weston, Vermont      & Sutcliffe LLP
05161 (7)            since prior to
                     1997. He was
                     formerly a senior
                     partner and a
                     member of the
                     Executive Committee
                     of that firm.
                     Member of the
                     Municipal Securities
                     Rulemaking Board
                     and a Trustee of
                     the Museum of the
                     City of New York.

------------------

*     There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#     Member of the Audit Committee.
+     Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreements for the Portfolios that set expense caps on overall Portfolio expenses and provide for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by each Portfolio, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Portfolio with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement, without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                       Dollar Range of            Aggregate Dollar Range
                       Equity Securities          of Equity Securities in the
                       in the Fund as of          AllianceBernstein Fund Complex
                       December 31, 2002          as of December 31, 2002
                       -----------------          -----------------------

John D. Carifa               None                    Over $100,000
Ruth Block                   None                    Over $100,000
David H. Dievler             None                    Over $100,000
John H. Dobkin               None                    Over $100,000
William H. Foulk, Jr.        None                    Over $100,000
Clifford L. Michel           None                    Over $100,000
Donald J. Robinson           None                    Over $100,000

Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*              Position(s) Held         Principal Occupation
and (Age)                       with Fund             During Past 5 Years
---------                       ---------             -------------------

John D. Carifa (58)           Chairman and President  See biography above.

Kathleen A. Corbet (43)       Senior Vice President   Executive Vice
                                                      President of ACMC,**
                                                      with which she has been
                                                      associated since prior
                                                      to 1998.

Lewis A. Sanders (56)         Senior Vice President   Vice Chairman and Chief
                                                      Investment Officer of
                                                      ACMC** since October
                                                      2000.  Prior thereto,
                                                      he was Chief Executive
                                                      Officer of Sanford C.
                                                      Bernstein & Co. since
                                                      prior to 1998.

Andrew S. Adelson (47)        Vice President          Senior Vice President
                                                      and Chief Investment
                                                      Officer of
                                                      International Value
                                                      Equities and an
                                                      Executive Vice
                                                      President of ACMC**
                                                      since October 2000;
                                                      prior thereto, Chief
                                                      Investment Officer of
                                                      International
                                                      Investment Management
                                                      Services at SCB & Co.
                                                      since prior to 1998.

Andrew M. Aran (46)           Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Bruce K. Aronow (36)          Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since 1999.  Prior
                                                      thereto, he was a Vice
                                                      President at INVESCO
                                                      since 1998.

Edward D. Baker III (52)      Vice President          Senior Vice President
                                                      and Chief Investment
                                                      Officer - Emerging
                                                      Markets of ACMC,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

Thomas J. Bardong (58)        Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Matthew D. W. Bloom (46)      Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Russel I. Brody (36)          Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

George D. Caffrey (49)        Vice President          Vice President of
                                                      ACMC** since January
                                                      2000.  Prior thereto,
                                                      he headed the High
                                                      Yield Bond Group at AIG
                                                      Global Investment Corp.
                                                      since prior to 1998.

Kenneth T. Carty (42)         Vice President          Assistant Vice
                                                      President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Frank V. Caruso (46)          Vice President          Senior Vice president
                                                      of Shields/ACMC,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

John F. Chiodi (37)           Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Paul J. DeNoon (41)           Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Joseph C. Dona (42)           Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Marilyn G. Fedak (56)         Vice President          Senior Vice President
                                                      and Chief Investment
                                                      Officer - U.S. Value
                                                      Equities and an
                                                      Executive Vice
                                                      President at ACMC**
                                                      since October 2000.
                                                      Prior thereto, she was
                                                      Chief Investment
                                                      Officer and Chairman of
                                                      the U.S. Equity
                                                      Investment Policy Group
                                                      at SCB & Co. since
                                                      prior to 1998.

Thomas Kamp (41)              Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

S. Sean Kelleher (42)         Vice President          Senior Vice President
                                                      of ACMC** since 1999.
                                                      Prior thereto, he was a
                                                      manager of the MBS
                                                      swaps desk at Deutsche
                                                      Bank since prior to
                                                      1998.

David A. Kruth (39)           Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Alan E. Levi (53)             Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael J. Levy (33)          Vice President          Assistant Vice
                                                      President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Gerald T. Malone (49)         Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael Mon (34)              Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since June 1999.  Prior
                                                      thereto, he was a
                                                      Portfolio Manager at
                                                      Brundage, Story and
                                                      Rose since 1998.

Ranji H. Nagaswami (39)       Vice President          Senior Vice President
                                                      of ACMC** since 1999.
                                                      Prior thereto, she was
                                                      a managing director and
                                                      co-head of U.S. Fixed
                                                      Income at UBS Brinson
                                                      since prior to 1998.

Daniel Nordby (59)            Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Jimmy K. Pang (29)            Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Raymond J. Papera (47)        Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Joseph G. Paul (43)           Vice President          Senior Vice President
                                                      of ACMC** and Chief
                                                      Investment Officer -
                                                      Small Cap Value
                                                      Equities since 2002.
                                                      He is also Chief
                                                      Investment Officer of
                                                      Advanced Value at ACMC**
                                                      since October 2000 and
                                                      held the same position
                                                      at Sanford C. Bernstein
                                                      & Co. since prior to
                                                      1998.

Douglas J. Peebles (37)       Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Jeffrey S. Phlegar (36)       Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Daniel G. Pine (51)           Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael J. Reilly (38)        Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Paul C. Rissman (46)          Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Ivan Rudolph-Shabinsky (39)   Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.


Kevin F. Simms (37)           Vice President          Senior Vice President
                                                      and Director of
                                                      Research for
                                                      International Value and
                                                      Global Value Equities
                                                      at ACMC** since October
                                                      2000.  Prior thereto,
                                                      he was Director of
                                                      Research of SCB & Co.
                                                      since 1998.

Michael A. Snyder (41)        Vice President          Senior Vice President
                                                      of ACMC** since May,
                                                      2001.  Previously he
                                                      was a Managing Director
                                                      in the high yield asset
                                                      management group at
                                                      Donaldson, Lufkin &
                                                      Jenrette Corporation
                                                      from 1998 to 2001, and
                                                      a Managing Director at
                                                      Bear Stearns & Co.
                                                      since prior to 1998.

Annie C. Tsao (50)            Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Jean Van De Walle (44)        Vice President          Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Richard A. Winge (51)         Vice President          Senior Vice President
                                                      and Managing Director
                                                      of AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM"),** with which
                                                      he has been associated
                                                      since prior to 1998.

Sandra Yeager (39)            Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Edmund P. Bergan, Jr. (52)    Secretary               Senior Vice President
                                                      and the General Counsel
                                                      of ABIRM** and AGIS,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Mark D. Gersten (52)          Treasurer and Chief     Senior Vice President of
                              Financial Officer       AGIS** and Vice President
                                                      of ABIRM,** with which
                                                      he has been associated
                                                      since prior to 1998.

Andrew L. Gangolf (48)        Assistant Secretary     Senior Vice President
                                                      and Assistant General
                                                      Counsel of ABIRM,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Thomas R. Manley (51)         Controller              Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.
-------------------
*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, ABIRM and AGIS are affiliates of the Fund.

            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2002 and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the AllianceBernstein Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                    Total Number   Total Number
                                                    of Investment  of Investment
                                                    Companies in   Portfolios
                                                    the            within the
                                                    Alliance-      Alliance-
                                     Total          Bernstein      Bernstein
                                     Compensation   Fund Complex,  Fund Complex,
                                     from the       Including the  Including the
                                     Alliance-      Fund, as to    Fund, as to
                       Aggregate     Bernstein      which the      which the
                       Compensation  Fund Complex,  Director is a  Director is a
                       from          Including      Director       Director
Name of Director       the Fund      the Fund       or Trustee     or Trustee
----------------       --------      --------       ----------     ----------

John D. Carifa         $-0-          $-0-              53             114
Ruth Block             $3,353        $192,600          43              93
David H. Dievler       $3,352        $246,238          48              98
John H. Dobkin         $3,362        $217,888          45              94
William H. Foulk, Jr.  $3,362        $241,700          49             110
Clifford L. Michel     $3,353        $201,950          44              93
Donald J. Robinson     $3,363        $193,100          43              92

            As of April 11, 2003 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the Portfolios. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

            The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors.

            Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:


            Small Cap Value Portfolio           1.00%
            Value Portfolio                     0.75%
            International Value Portfolio       1.00%


            With respect to each Portfolio the Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis
1.45% of average daily net assets for Class B shares. This contractual agreement automatically extends until May 1 of each year unless 60 days' prior written notice is given by the Adviser.

            The following table shows, for each Portfolio, the amounts the Adviser received, net of waivers or reimbursements, for such services for the last three fiscal years (or since commencement of operations).


                                      PERIOD ENDED         AMOUNT
           PORTFOLIO                  DECEMBER 31          RECEIVED
           ---------                  -----------          --------


           Small Cap Value Portfolio  2001                 $0

                                      2002                 $485,292

           Value Portfolio            2001                 $0

                                      2002                 $333,082

           International Value
           Portfolio                  2001                 $0

                                      2002                 $61,842


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.


            The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement continues in effect for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on October 9, 2002.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research and Management, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

            Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at a meeting held on October 9, 2002.

            The Agreement will continue in effect for successive twelve month periods so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

            In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

            During the fiscal year ended December 31, 2002, the Small Cap Value Portfolio, Value Portfolio and International Value Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $22,178, $124,101 and $28,836, respectively, which constituted 0.25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $154,188, $467,768 and $251,293 for the Small Cap Value Portfolio, Value Portfolio and International Value Portfolio, respectively.

            For the fiscal year ended, December 31, 2002, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                        Small Cap
Category                 Value            Value          International
of Expense              Portfolio        Portfolio      Value Portfolio
--------                ---------        ---------      ---------------

Advertising/
Marketing               $    203         $    934       $    447

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders            $      0         $      0       $      0

Compensation to
Underwriters            $ 24,208         $ 75,866       $ 40,196

Compensation to
Dealers                 $107,684         $379,762       $167,328

Compensation to
Sales Personnel         $ 23,450         $ 76,681       $ 40,052

Interest, Carrying
or Other Financing
Charges                 $      0         $      0       $      0


Other (includes
personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting seminars)    $ 20,820         $ 58,626       $ 32,106

Totals                  $176,365         $591,869       $280,129
                        ========         ========       ========


CODE OF ETHICS

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in the securities, including securities that may be purchased or held by the Fund.

----------------------------------------------------------------
                PURCHASE AND REDEMPTION OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

            Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

            The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

----------------------------------------------------------------
                         NET ASSET VALUE
----------------------------------------------------------------

            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            Each Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------

            Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

            The Fund will deal in some instances in equity securities that are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser and the Fund's distributor. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The following table shows the brokerage commission paid on investment transactions for the last three fiscal years
(or since the commencement of operations):


                              PERIOD ENDED            BROKERAGE
        PORTFOLIO             DECEMBER 31             COMMISSION PAID

Small Cap Value
Portfolio                     2001                     $36,583
                              2002                    $229,834

Value Portfolio               2001                     $34,797
                              2002                    $123,901

International Value
Portfolio                     2001                      $8,341
                              2002                     $65,592

Brokerage commissions paid to SCB & Co. amounted to $34,192 and $192,995 during the fiscal years ended December 31, 2001 and December 31, 2002, respectively.

----------------------------------------------------------------
                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

        Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

        Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

        For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

-----------------------------------------------------------------
                       GENERAL INFORMATION
-----------------------------------------------------------------

CAPITALIZATION

        The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

        All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

        If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12B-1 under the 1940 Act.

        Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

        The outstanding Class B voting shares of the Portfolios as of April 11, 2003 consisted of the following numbers of Class B common stock: Value Portfolio, 8,383,618; Small Cap Value Portfolio, 2,593,825; and International Value Portfolio, 3,914,288. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class B shares of the Portfolios as of April 11, 2003:

                                                NUMBER OF        % OF
                                                CLASS B          CLASS B
PORTFOLIO        NAME AND ADDRESS               SHARES           SHARES
---------        ----------------               ------           ------

Small Cap Value  Nationwide Insurance Co.       526,679          20%
                 NWVA7
                 c/o IPO Portfolio
                   Accounting
                 P.O. Box 182029
                 Columbus, OH 43218

                 Metlife Investors Variable     168,59           87%
                 Annuity Account One
                 4700 Westown Parkway
                 Suite 200
                 West Des Moines, IA 50266

                 Lincoln Life Variable          482,004          19%
                 Annuity
                 1300 S. Clinton St.
                 Fort Wayne, IN 46802

                 Allmerica Financial Life       869,300          34%
                   Insurance and Annuity
                   Company
                 Allmerica Financial
                   Separate Accounts
                 440 Lincoln Street
                 Mail Stop S-310
                 Worcester, MA  01653

                 Anchor National Life           154,396          6%
                   Insurance Co.
                 P.O. Box 54299
                 Los Angeles, CA 90054

                 Nationwide Life Insurance      241,371          9%
                   Co. NWVA9
                 c/o IPO Portfolio Accounting
                 P.O. Box 182029
                 Columbus, OH  43218

International
Value            IDS Life Insurance Corp        3,311,593        85%
                 1438 AXP Financial Ctr.
                 Minneapolis, MN 55474

                 Nationwide Insurance Co.       327,410          8%
                 NWA7
                 c/o IPO Portfolio Accounting
                 P.O. Box 182029
                 Columbus, OH  43218

CUSTODIAN

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

            AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

            Ernst & Young, LLP, 5 Times Square, New York, New
York 10036, has been appointed as independent auditors for the Fund.


SHAREHOLDER APPROVAL

            The capitalized term Shareholder Approval as used in this SAI means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

TOTAL RETURN QUOTATIONS

            From time to time a Portfolio of the Fund states its total return. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.


            The average annual total return based on net asset value for each Portfolio's Class B shares for the one-, five-, and ten-year periods ended December 31, 2002 (or since inception through that date, as noted) was as follows:

                                                    SINCE
                                ONE YEAR            INCEPTION

Small Cap Value Portfolio       (6.37)%             2.89%

Value Portfolio                (12.95)%            (7.59)%

International Value Portfolio   (5.36)%            (6.52)%

*       Inception Dates
        Small Cap Value Portfolio                           May 1, 2001
        Value Portfolio                                     May 1, 2001
        International Value Portfolio                       August 15, 2001

-----------------------------------------------------------------
     FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS
-----------------------------------------------------------------

        The financial statements and the reports of Ernst & Young LLP for the Small Cap Value Portfolio, the Value Portfolio and the International Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc. are incorporated herein by reference to each Portfolio's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual reports are dated December 31, 2002 and were filed on February 20 , 2003 for the Small Cap Value Portfolio and February 21, 2003 for the Value Portfolio and the International Value Portfolio. They are available without charge upon request by calling AGIS at (800) 227-4618.

----------------------------------------------------------------
                            APPENDIX A

             FUTURES CONTRACTS AND OPTIONS ON FUTURES
                 CONTRACTS AND FOREIGN CURRENCIES
----------------------------------------------------------------

FUTURES CONTRACTS

            Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The off-setting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

            A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities that are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future that will not be completely offset by movements in the price of the securities that are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

            Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

            The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

            Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

            Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

            Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

00250.0292 #398239v2

[LOGO]                        ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                              SERIES FUND, INC.


 ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE SERIES PORTFOLIO

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c/o Alliance Global Investor Services, Inc.
P. O. Box 786003 San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
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               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2003
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      This Statement of Additional Information ("SAI") is not a
prospectus but supplements and should be read in conjunction with the Prospectus dated May 1, 2003 for AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") that offers Class A and Class B shares. Copies of the Prospectuses of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

Introduction.................................................
Investment Policies and Restrictions.........................
Management of the Fund.......................................
Purchase and Redemption of Shares............................
Net Asset Value..............................................
Portfolio Transactions.......................................
Dividends, Distributions and Taxes...........................
General Information..........................................
Appendix A - Futures Contracts and Options on
   Futures Contracts and Foreign Currencies.................. A-1

(R): This registered service mark used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

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                           INTRODUCTION
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          The AllianceBernstein Variable Products Series Fund,
Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets ("Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has twenty Portfolios. This SAI relates only to the AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio"). As of December 31, 2002 the Portfolio had no shares outstanding.

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               INVESTMENT POLICIES AND RESTRICTIONS
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          The following investment policies and restrictions
supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of the Portfolio set forth in the Fund's Prospectus. The Portfolio's investment objective is fundamental and cannot be changed without a shareholder vote. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the Portfolio; however, shareholders will be notified prior to a material change in such policies.

          Whenever any investment policy or restriction states a minimum or maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

            ADDITIONAL INVESTMENT POLICIES AND PRACTICES

          The following information about the Portfolio's investment policies and practices supplements the information set forth in the Prospectus.

          Convertible Securities. The Portfolio may invest in convertible securities which include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Portfolio may invest up to 10% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.

          Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

          Foreign Securities. The Portfolio may invest up to 20% of its total assets in foreign equity and fixed income securities eligible for purchase by the Portfolio under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs will be incurred in connection with the conversion of currencies held by the Portfolio. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

          When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's custodian will maintain, in the separate account of the Portfolio, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

          Although the Portfolio intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

          Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

          The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Portfolio may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. Additionally, for example, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").

          To the extent required by applicable law, the Portfolio's Custodian will place liquid assets in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Portfolio may use such other methods of "cover" as are permitted by applicable law.

          The Portfolio will not speculate in forward currency contracts. The Portfolio will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

          Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission ("CFTC").

          The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's Custodian will place liquid assets in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under futures contracts.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix A.

          Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) over-the-counter options and assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Portfolio's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Portfolio's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

          Loans of Portfolio Securities. The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with a loan. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Adviser. The Board of Directors will monitor the Portfolio's lending of portfolio securities.

          Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          For additional information on the use, risks and costs of Currency Options, see Appendix A.

          Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Puts and Calls. The Portfolio may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Portfolio will not write put options. Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

          The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Portfolio will not sell a call written by it unless the Portfolio at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

          Premiums received by the Portfolio in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Portfolio will not purchase and sell options on stock index futures contacts.

          The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Portfolio will deposit in a segregated account with the Portfolio's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Portfolio's broker. The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

          For more detailed description of stock index futures contracts, see Appendix A.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in or prevented from, selling the collateral for its benefit. The Adviser monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

          Rights and Warrants. The Portfolio may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open not more than 33% of the Portfolio's net assets (taken at market value) is held as collateral for such sales. Pursuant to the Taxpayer Relief Act of 1997, if the Portfolio has an unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize a gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales which are entered into by the Portfolio.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Portfolio will be able to close a particular option or stock index futures position.

Certain Fundamental Investment Policies

          The Portfolio is also subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of the Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Portfolio may not:

          (a) with respect to 75% of its assets (i) have more than 5% of its assets invested in any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer;

          (b) invest 25% or more of the value of its total assets in the same industry (except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities);

          (c) mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings;

          (d) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          (e) issue senior securities or borrow money, except as permitted by the 1940 Act and the regulations and interpretations thereunder;

          (f) make loans to other persons, except that the Portfolio may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan;

          (g) purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (h) purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind; or

          (i) act as an underwriter of securities, except that the Portfolio may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

          Whenever any investment restriction states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

-----------------------------------------------------------------
                   MANAGEMENT OF THE PORTFOLIO
-----------------------------------------------------------------

Board of Directors Information

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                               PORTFOLIOS
                          PRINCIPAL            IN FUND          OTHER
NAME, ADDRESS             OCCUPATIONS(S)       COMPLEX          DIRECTORSHIPS
AND AGE                   DURING PAST          OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)       5 YEARS              DIRECTOR         DIRECTOR
-------------------       --------------       -----------      --------

INTERESTED DIRECTOR
John D. Carifa,** 58,     President, Chief     114              None
1345 Avenue of the        Operating Officer
Americas, New York, NY    and a Director of
10105 (6)                 Alliance Capital
                          Management
                          Corporation
                          ("ACMC"), with
                          which he has been
                          associated since
                          prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block,#+ 72,         Formerly an           93              None
P.O. Box 4623, Stamford,  Executive Vice
CT 06903 (6)              President and the
                          Chief Insurance
                          Officer of The
                          Equitable Life
                          Assurance Society
                          of the United
                          States; Chairman
                          and Chief Executive
                          Officer of Evlico.
                          Formerly a Director
                          of Avon, Tandem
                          Financial Group,
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation, Ecolab
                          Incorporated
                          (specialty chemicals)
                          and BP Amoco
                          Corporation (oil
                          and gas).

David H. Dievler,#+ 73,   Independent           98              None
P.O. Box 167, Spring      consultant.  Until
Lake,                     December 1994 he
New Jersey 07762 (6)      was Senior Vice
                          President of ACMC
                          responsible for
                          mutual fund
                          administration.
                          Prior to joining
                          ACMC in 1984 he
                          was Chief Financial
                          Officer of Eberstadt
                          Asset Management
                          since 1968. Prior
                          to that he was
                          Senior Manager at
                          Price Waterhouse
                          & Co. Member of
                          American Institute
                          of Certified Public
                          Accountants since
                          1953.

John H. Dobkin,#+ 61,     Consultant.  He was   94              None
P.O. Box 12,              formerly a Senior
Annandale, New York       Advisor from June
12504 (6)                 1999 - June 2000
                          and President of
                          Historic Hudson
                          Valley (December
                          1989 - May 1999).
                          Previously,
                          Director of the
                          National Academy of
                          Design.  During
                          1988-92, he was
                          Director and
                          Chairman of the
                          Audit Committee of
                          ACMC.

William H. Foulk, Jr.,    Investment Adviser   110              None
#+ 70,                    and Independent
2 Sound View Drive,       Consultant.  He was
Suite 100,                formerly Senior
Greenwich, Connecticut    Manager of Barrett
06830 (6)                 Associates, Inc., a
                          registered investment
                          adviser, with
                          which he had been
                          associated since
                          prior to 1998. He
                          was formerly Deputy
                          Comptroller of the
                          State of New York
                          and, prior thereto,
                          Chief Investment
                          Officer of the New
                          York Bank for
                          Savings.

Clifford L. Michel,#+     Senior Counsel of     93              Placer Dome,
63, St. Bernard's Road,   the law firm of                       Inc.
Gladstone,                Cahill Gordon &
New Jersey 07934 (6)      Reindel since
                          February, 2001 and
                          a partner of that
                          firm for more than
                          twenty-five years.
                          He is President and
                          Chief Executive
                          Officer of Wenonah
                          Development Company
                          (investments) and a
                          Director of the
                          Placer Dome, Inc.
                          (mining).

Donald J. Robinson,#+     Senior Counsel to     92              None
68, 98 Hell's Peak Road,  the law firm of
Weston, Vermont 05161     Orrick, Herrington &
(6)                       Sutcliffe LLP since
                          prior to 1998.
                          Formerly a senior
                          partner and a member
                          of the Executive
                          Committee of that
                          firm. He was also
                          a member and Chairman
                          of the Municipal
                          Securities Rulemaking
                          Board and a Trustee
                          of the Museum of
                          the City of New York.

----------------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person", as defined in the 1940
     Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the Fund's Advisory Agreement with respect to the Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained as directors of the Fund and of other investment companies in the AllianceBernstein Fund Complex, including the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services, and the quality of its administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and expected overall expense levels of the Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Portfolio as a percentage of assets at different asset levels. The Directors also considered an expense limitation agreement between the Fund and the Adviser that sets expense caps on overall Portfolio expenses. For these purposes, the Directors took into account not only the fees payable by the Portfolio, but also so-called "fallout benefits" to the Adviser, such as the proposed engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Portfolio, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Portfolio's securities transactions. In evaluating the Portfolio's advisory fees, the Directors also took into account the expected demands and complexity of the investment management of the Portfolio.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems to be adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Portfolio with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning proposed policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Portfolio to approve the Advisory Agreement including the fees to be charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                                                 Aggregate Dollar Range
                          Dollar Range of        of Equity Securities in
                          Equity Securities      the AllianceBernstein
                          in the Fund as of      Fund Complex as of
                          December 31, 2002      December 31, 2002
                          -----------------      ------------------------

John D. Carifa                    None             Over $100,000
Ruth Block                        None             Over $100,000
David H. Dievler                  None             Over $100,000
John H. Dobkin                    None             Over $100,000
William H. Foulk, Jr.             None             Over $100,000
Clifford L. Michel                None             Over $100,000
Donald J. Robinson                None             Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*            POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (AGE)                     WITH FUND               DURING PAST 5 YEARS
---------                     ---------               --------------------

John D. Carifa (58)          Chairman and President   See biography above.

Kathleen A. Corbet (43)      Senior Vice President    Executive Vice
                                                      President of ACMC,**
                                                      with which she has been
                                                      associated since prior
                                                      to 1998.

Lewis A. Sanders (56)        Senior Vice President    Vice Chairman and Chief
                                                      Investment Officer of
                                                      ACMC,** since October
                                                      2000.  Prior thereto,
                                                      he was Chief Executive
                                                      Officer of Sanford C.
                                                      Bernstein & Co. since
                                                      prior to 1998.

Andrew S. Adelson (47)       Vice President           Senior Vice President
                                                      and Chief Investment
                                                      Officer of
                                                      International Value
                                                      Equities and an
                                                      Executive Vice
                                                      President of ACMC**
                                                      since October 2000;
                                                      prior thereto, Chief
                                                      Investment Officer of
                                                      International
                                                      Investment Managment
                                                      Services at SCB & Co.
                                                      since prior to 1998.

Andrew M. Aran (46)          Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Bruce K. Aronow (36)         Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since 1999.  Prior
                                                      thereto, he was a Vice
                                                      President at INVESCO
                                                      since 1998.

Edward D. Baker III (52)     Vice President           Senior Vice President
                                                      and Chief Investment
                                                      Officer - Emerging
                                                      Markets of ACMC,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

Thomas J. Bardong (58)       Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Matthew D. W. Bloom (46)     Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Russel I. Brody (36)         Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since April 1998.

George D. Caffrey (49)       Vice President           Vice President of
                                                      ACMC,** since January
                                                      2000.  Prior thereto,
                                                      he headed the High
                                                      Yield Bond Group at AIG
                                                      Global Investment Corp.
                                                      since prior to 1998.

Kenneth T. Carty (42)        Vice President           Assistant Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Frank V. Caruso (46)         Vice President           Senior Vice president
                                                      of Shields/ACMC,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

John F. Chiodi (37)          Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Paul J. DeNoon (41)          Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Joseph C. Dona (42)          Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Marilyn G. Fedak (56)        Vice President           Senior Vice President
                                                      and Chief Investment
                                                      Officer - U.S. Value
                                                      Equities and an
                                                      Executive Vice
                                                      President at ACMC**
                                                      since October 2000.
                                                      Prior thereto, she was
                                                      Chief Investment
                                                      Officer and Chairman of
                                                      the U.S. Equity
                                                      Investment Policy Group
                                                      at SCB & Co. since
                                                      prior to 1998.

Thomas Kamp (41)             Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

S. Sean Kelleher (42)        Vice President           Senior Vice President
                                                      of ACMC,** since 1999.
                                                      Prior thereto, he was a
                                                      Manager of the MBS
                                                      swaps desk at Deutsche
                                                      Bank since prior to
                                                      1998.

David A. Kruth (39)          Vice President           Vice President of
                                                      ACMC,** with which
                                                      he has been associated
                                                      since 1998.

Alan E. Levi (53)            Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael J. Levy (33)         Vice President           Assistant Vice
                                                      President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Gerald T. Malone, (49)       Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael Mon (34)             Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since June 1999.  Prior
                                                      thereto, he was a
                                                      Portfolio Manager at
                                                      Brundage, Story and
                                                      Rose since 1998.

Ranji H. Nagaswami (39)      Vice President           Senior Vice President
                                                      of ACMC** since 1999.
                                                      Prior thereto, she was
                                                      a managing director and
                                                      co-head of U.S. Fixed
                                                      Income at UBS Brinson
                                                      since prior to 1998.

Daniel Nordby (59)           Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Jimmy K. Pang (29)           Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Raymond J. Papera (47)       Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Joseph G. Paul (43)          Vice President           Senior Vice President
                                                      of ACMC** and Chief
                                                      Investment Officer -
                                                      Small Cap Value
                                                      Equities since 2002.
                                                      He is also Chief
                                                      Investment Officer of
                                                      Advanced Value at ACMC**
                                                      since October 2000 and
                                                      held the same position
                                                      at Sanford C. Bernstein
                                                      & Co., Inc. since prior
                                                      to 1998.

Douglas J. Peebles (37)      Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Jeffrey S. Phlegar (36)      Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Daniel G. Pine (51)          Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Michael J. Reilly (38)       Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Paul C. Rissman (46)         Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Ivan Rudolph-Shabinsky (39)  Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Kevin F. Simms (37)          Vice President           Senior Vice President
                                                      and Director of Research
                                                      for International Value
                                                      and Global Value Equities
                                                      at ACMC** since October
                                                      2000.  Prior thereto,
                                                      he was Director of
                                                      Research of SCB & Co.
                                                      since 1998.

Michael A. Snyder (41)       Vice President           Senior Vice President
                                                      of ACMC** since May,
                                                      2001.  Previously he
                                                      was a Managing Director
                                                      in the high yield asset
                                                      management group at
                                                      Donaldson, Lufkin &
                                                      Jenrette Corporation
                                                      from 1998 to 2001.

Annie C. Tsao (50)           Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Jean Van De Walle (44)       Vice President           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Richard A. Winge (51)        Vice President           Senior Vice President
                                                      and Managing Director
                                                      of AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM"),** with which
                                                      he has been associated
                                                      since prior to 1998.

Sandra Yeager (39)           Vice President           Senior Vice President
                                                      of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Edmund P. Bergan, Jr. (52)   Secretary                Senior Vice President
                                                      and the General Counsel
                                                      of ABIRM** and AGIS**,
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Mark D. Gersten (52)         Treasurer and Chief      Senior Vice President
                             Financial Officer        of AGIS** and Vice
                                                      President of ABIRM,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Andrew L. Gangolf (48)       Assistant Secretary      Senior Vice President
                                                      and Assistant General
                                                      Counsel of ABIRM,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Thomas R. Manley (51)        Controller               Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.
-----------------------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2002 and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the AllianceBernstein Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                    Total Number   Total Number
                                                    of Registered  of Investment
                                                    Investment     Portfolios
                                                    Companies in   in the
                                                    the Alliance-  Alliance-
                                     Total          Bernstein      Bernstein
                                     Compensation   Fund Complex,  Fund Complex,
                                     from the       Including the  Including the
                                     Alliance-      Fund, as to    Fund, as to
                       Aggregate     Bernstein      which the      which the
                       Compensation  Fund Complex,  Director is a  Director is a
                       from          Including      Director       Director
Name of Director       the Fund      the Fund       or Trustee     or Trustee
----------------       --------      --------       ----------     ----------

John D. Carifa         $-0-           $-0-                 53            114
Ruth Block             $3,353         $192,600             43             93
David H. Dievler       $3,352         $246,238             48             98
John H. Dobkin         $3,362         $217,888             45             94
William H. Foulk, Jr.  $3,362         $241,700             49            110
Clifford L. Michel     $3,353         $201,950             44             93
Donald J. Robinson     $3,363         $193,100             43             92

          As of April 11, 2002 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).


          Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange ("NYSE"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of the Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors.

          For the services rendered by the Adviser under the Advisory Agreement, the Portfolio pays the Adviser at the annual rate of 0.95% of the first $5 billion in average daily net assets, 0.90% of the excess over $5 billion up to $7.5 billion in average daily net assets, 0.85% of the excess over $7.5 billion up to $10 billion in average daily net assets and 0.80% of the excess over $10 billion in average daily net assets.

          The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.20% of average daily net assets for the Class A shares and 1.45% of the average daily net assets for the Class B shares. This contractual agreement automatically extends until May 1 of each year unless 60 days' prior written notice is given by the Adviser.

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect with respect to the Portfolio until April 30, 2005 and thereafter for successive twelve month periods, provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment and Research Management, Inc., the Company's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Company on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999.

          The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          The Fund will pay distribution services fees for expenditures under the Agreement, with respect to Class B shares, an amount that will aggregate .25% of the Portfolio's aggregate average daily net assets attributable to Class B shares for the period. Such expenditures under the Agreement include advertising, printing and mailing of prospectuses for person other than current shareholders, compensation to broker-dealers and other financial intermediaries (including the Principal Underwriter), compensation to sales personnel and printing of sales literature, travel entertainment, due diligence and other promotional expenses.

CODE OF ETHICS

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

-----------------------------------------------------------------
                PURCHASE AND REDEMPTION OF SHARES
-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

          Shares of the Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of the Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

-----------------------------------------------------------------
                         NET ASSET VALUE
-----------------------------------------------------------------

          The per share net asset value is computed at the next close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but the NASDAQ Offical Closing Price; listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Offical Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

          (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser and the Fund's distributor. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

-----------------------------------------------------------------
                DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------

          The Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. The Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

-----------------------------------------------------------------
                       GENERAL INFORMATION
-----------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of the Fund's Portfolios would vote as a single series for the election of directors and on any other matter that affected the Fund's Portfolios in substantially the same manner. As to matters affecting the Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of the Portfolio would vote as separate series.

          Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

CUSTODIAN

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

          AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel LLP, New York, New York.

INDEPENDENT AUDITORS

          Ernst and Young, LLP, 5 Times Square, New York, New
York 10036, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

          The capitalized term Shareholder Approval as used in this SAI Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

TOTAL RETURN QUOTATIONS

          From time to time the Portfolio of the Fund states its total return. Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of the Portfolio is not intended to indicate future performance.

-----------------------------------------------------------------
            APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON
            FUTURES CONTRACTS, AND CURRENCY OPTIONS
-----------------------------------------------------------------

Futures Contracts.

          The Portfolio may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

          The Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

          The Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

          The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks of Options on Futures Contracts and Forward Contracts

          Unlike transactions entered into by the Portfolio in futures contracts, and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, futures contracts, options on futures contracts and forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Additional Risks for Options on Foreign Currencies

          The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high-grade liquid debt securities in a segregated account with its custodian.

          The Portfolio also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross- hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


00250.0292 #401450

                                    PART C
                              OTHER INFORMATION

ITEM 23.    EXHIBITS:

    (a)     (1)   Articles of Incorporation of the Registrant
                  - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of
                  Registrant's Registration Statement on Form
                  N-1A (File Nos. 33-18647 and 811-5398) filed
                  with the Securities and Exchange Commission on April 29, 1998.

            (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26, 1990 and filed September 28, 1990 - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on April 29,
                  1998.

            (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25, 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16, 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on April 29,
                  1998.

            (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23, 1994 and filed August 24, 1994 -
                  Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) with the Securities and Exchange Commission filed on May 1, 1995.

            (6) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on May 1,
                  1995.

            (7) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398)
                  filed with the Securities and Exchange
                  Commission on April 30, 1996.

            (8) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to
                  Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

            (9) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to
                  Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

            (10) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398)
                  filed with the Securities and Exchange
                  Commission on February 18, 1997.

            (11) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on January
                  11, 1999.

            (12) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on January
                  11, 1999.

            (13) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 31, 2001 and filed April 12, 2001 -
                  Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on April 26,
                  2001.


            (14) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 6, 2001 - Incorporated by reference to Exhibit
                  (a)(14) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

            (15) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 26, 2002 - Incorporated by reference to Exhibit
                  (a)(16) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 2002.

            (16) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 5, 2003 and filed February 6, 2003 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 33 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on February
                  10, 2003.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

    (c)           Not applicable.


    (d)     (1)   Investment Advisory Agreement between
                  Registrant and Alliance Capital Management L.P.
                  amended as of May 1, 2003 - Incorporated by reference to Exhibit (d)(2) to Post-Effective
                  Amendment No. 34 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 33-18647 and
                  811-5398) filed with the Securities and
                  Exchange Commission on April 24, 2003.

            (2) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio
                  - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

    (e)     (1)   Distribution Services Agreement between the
                  Registrant and AllianceBernstein Investment
                  Research and Management, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective
                  Amendment No. 22 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 33-18647 and
                  811-5398) filed with the Securities and
                  Exchange Commission on April 29, 1998.

            (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

    (f)           Not applicable.

    (g)     (1)   Custodian Contract between the Registrant
                  and State Street Bank and Trust Company -
                  Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's
                  Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on May 1,
                  1997.

            (2) Amendment to Custodian Agreement dated June 4, 1996 - Incorporated by reference to Exhibit
                  (8)(b) to Post-Effective Amendment No. 21 of
                  Registrant's Registration Statement on Form
                  N-1A (File Nos. 33-18647 and 811-5398) filed
                  with the Securities and Exchange Commission on May 1, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

    (i)           Opinion of Seward & Kissel LLP - Filed herewith.

    (j)           Consent of Independent Auditors - Filed herewith.

    (k)           Not applicable.

    (l)           Not applicable.

    (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on May 3,
                  1999.

    (n) Rule 18f-3 Plan - Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

    (p)     (1)   Code of Ethics for the Fund - Incorporated
                  by reference to Exhibit (p)(1) to
                  Post-Effective Amendment No. 31 of Registrant's
                  Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on April 26,
                  2001.

            (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the
                  Securities and Exchange Commission on April 26,
                  2001.

OTHER EXHIBITS:

                  Powers of Attorney of Ms. Block and Messrs.
                  Carifa, Dievler, Dobkin, Foulk, Michel and
                  Robinson. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 2002.

ITEM 24.          Persons Controlled by or under Common Control with
                  Registrant.

                  None.

ITEM 25.    Indemnification.

                  It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by
                  Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII of the Registrants By-Laws filed as Exhibit
                  (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.

            Section 2-418 of the Maryland General Corporation Law reads as follows:

                  2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
                  EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                        (1) Directors means any person who is or
                  was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                        (2) Corporation includes any domestic or
                  foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                        (3) Expenses include attorneys fees.

                        (4) Official capacity means the following:

                            (i) When used with respect to a
                  director, the office of director in the
                  corporation; and

                            (ii) When used with respect to a
                  person other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                            (iii) Official capacity does not
                  include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                        (5) Party includes a person who was, is,
                  or is threatened to be made a named defendant or respondent in a proceeding.

                        (6) Proceeding means any threatened,
                  pending or completed action, suit or
                  proceeding, whether civil, criminal,
                  administrative, or investigative.

                            (b)(1) A corporation may indemnify
                  any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                            (i) The act or omission of the
                  director was material to the matter giving rise to the proceeding; and

                                 1. Was committed in bad faith; or

                                    2. Was the result of active
                  and deliberate dishonesty; or

                            (ii)  The director actually received
                  an improper personal benefit in money,
                  property, or services; or

                            (iii) In the case of any criminal
                  proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                        (2) (i)  Indemnification may be against
                  judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                            (ii) However, if the proceeding was
                  one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                        (3) (i)  The termination of any proceeding
                  by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                            (ii) The termination of any
                  proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                        (4) A corporation may not indemnify a
                  director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                            (i)  For a proceeding brought to
                  enforce indemnification under this section; or

                            (ii) If the charter or bylaws of
                  the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                            (c)  A director may not be
                  indemnified under subsection (b) of this
                  section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                            (d)  Unless limited by the charter:

                                 (1) A director who has been
                  successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                                 (2) A court of appropriate
                  jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                            (i)  If it determines a director is
                  entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                            (ii) If it determines that the
                  director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                            (3)  A court of appropriate
                  jurisdiction may be the same court in which the proceeding involving the directors liability took place.

                        (e) (1) Indemnification under subsection
                  (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                            (2)  Such determination shall be made:

                        (i) By the board of directors by a
                  majority vote of a quorum consisting of
                  directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii) By special legal counsel selected by
                  the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii) By the stockholders.

                        (3) Authorization of indemnification and
                  determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                        (4) Shares held by directors who are
                  parties to the proceeding may not be voted on the subject matter under this subsection.

                        (f) (1)  Reasonable expenses incurred by a
                  director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                            (i)  A written affirmation by the
                  director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                            (ii) A written undertaking by or on
                  behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                            (2)  The undertaking required by
                  subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                            (3)  Payments under this subsection
                  shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                        (g) The indemnification and advancement
                  of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                        (h) This section does not limit the
                  corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                        (i) For purposes of this section:

                            (1)  The corporation shall be deemed
                  to have requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                            (2)  Excise taxes assessed on a
                  director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                            (3)  Action taken or omitted by the
                  director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                        (j) Unless limited by the charter:

                            (1)  An officer of the corporation
                  shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                            (2)  A corporation may indemnify and
                  advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                            (3)  A corporation, in addition, may
                  indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                        (k) (1)  A corporation may purchase and
                  maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                            (2)  A corporation may provide
                  similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                            (3)  The insurance or similar
                  protection may be provided by a subsidiary or an affiliate of the corporation.

                        (l) Any indemnification of, or advance of
                  expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

            Article EIGHTH of the Registrants Articles of
Incorporation reads as follows:

            EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities. The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrants Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2,
            1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
            (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            ARTICLE VII, Section 1 through Section 6 of the
Registrants By-laws reads as follows:

            Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

            Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

            Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

            Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

            Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

            Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.    Business and Other Connections of Adviser.

            The descriptions of Alliance Capital Management L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.


ITEM 27.    Principal Underwriters.

    (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

            Alliance Capital Reserves
            Alliance Government Reserves
            Alliance Institutional Reserves, Inc.
            Alliance Municipal Trust
            AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
            AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein New Europe Fund, Inc.
            AllianceBernstein Premier Growth Fund, Inc.
            AllianceBernstein Quasar Fund, Inc.
            AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Technology Fund, Inc.
            AllianceBernstein Trust
            AllianceBernstein Utility Income Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund, Inc.
            The AllianceBernstein Portfolios
            The Korean Investment Fund, Inc.

    (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                   POSITIONS AND                POSITIONS AND
                                   OFFICES WITH                 OFFICES WITH
      NAME                         UNDERWRITER                  REGISTRANT

Michael J. Laughlin                Director and Chairman

John D. Carifa                     Director                     President,
                                                                Director

Richard K. Saccullo                Director and President

Susan L. Matteson-King             President of Cash Management
                                   Services

David Conine                       Executive Vice President

Richard A. Davies                  Executive Vice President &
                                   Managing Director

Kurt H. Schoknecht                 Executive Vice President

Edmund P. Bergan, Jr.              Senior Vice President,       Secretary
                                   General Counsel and
                                   Secretary


Benji A. Baer                      Senior Vice President

Amy I. Belew                       Senior Vice President

John R. Bonczek                    Senior Vice President

John R. Carl                       Senior Vice President

William W. Collins, Jr.            Senior Vice President

Richard W. Dabney                  Senior Vice President

Mark J. Dunbar                     Senior Vice President

John C. Endahl                     Senior Vice President

Andrew L. Gangolf                  Senior Vice President        Assistant
                                   and Assistant General        Secretary
                                   Counsel

John Grambone                      Senior Vice President

William B. Hanigan                 Senior Vice President

Bradley F. Hanson                  Senior Vice President

Timothy A. Hill                    Senior Vice President

Geoffrey L. Hyde                   Senior Vice President

Robert H. Joseph, Jr.              Senior Vice President

George H. Keith                    Senior Vice President

Richard D. Keppler                 Senior Vice President

Richard E. Khaleel                 Senior Vice President

Henry Michael Lesmeister           Senior Vice President

Shawn P. McClain                   Senior Vice President

Daniel D. McGinley                 Senior Vice President

Patrick J. Mullen                  Senior Vice President

Joanna D. Murray                   Senior Vice President

Daniel A. Notto                    Senior Vice President

John J. O'Connor                   Senior Vice President

Robert E. Powers                   Senior Vice President

Domenick Pugliese                  Senior Vice President        Assistant
                                   and Assistant General        Secretary
                                   Counsel

John P. Schmidt                    Senior Vice President

Raymond S. Sclafani                Senior Vice President

Gregory K. Shannahan               Senior Vice President

Scott C. Sipple                    Senior Vice President

Joseph F. Sumanski                 Senior Vice President

Peter J. Szabo                     Senior Vice President

Michael J. Tobin                   Senior Vice President

Joseph T. Tocyloski                Senior Vice President

David R. Turnbough                 Senior Vice President

Craig E. Welch                     Senior Vice President

Richard A. Winge                   Senior Vice President

Emilie D. Wrapp                    Senior Vice President
                                   and Assistant General
                                   Counsel

Keith A. Yoho                      Senior Vice President

Patrick E. Ryan                    Vice President and
                                   Chief Financial Officer

Gerard J. Friscia                  Vice President and
                                   Controller

Michael W. Alexander               Vice President

Ricardo Arreola                    Vice President

Peter J. Barber                    Vice President

Kenneth F. Barkoff                 Vice President

Charles M. Barrett                 Vice President

Troy E. Barton                     Vice President

Matthew F. Beaudry                 Vice President

Laura J. Beedy                     Vice President

Gregory P. Best                    Vice President

Daniel U. Brakewood                Vice President

Robert F. Brendli                  Vice President

Thomas C. Callahan                 Vice President

Kevin T. Cannon                    Vice President

John M. Capeci                     Vice President

John P. Chase                      Vice President

Doris T. Ciliberti                 Vice President

Leo H. Cook                        Vice President

Jean A. Coomber                    Vice President

Russell R. Corby                   Vice President

Dwight P. Cornell                  Vice President

Michael R. Crimmins                Vice President

John W. Cronin                     Vice President

Robert J. Cruz                     Vice President

Daniel J. Deckman                  Vice President

Sherry V. Delaney                  Vice President

Jennifer M. DeLong                 Vice President

Faith C. Deutsch                   Vice President

Janet B. DiBrita                   Vice President

Richard P. Dyson                   Vice President

John S. Egner                      Vice President

Adam E. Engelhardt                 Vice President

Sohaila S. Farsheed                Vice President

John J. Fennessy                   Vice President

Mark D. Gersten                    Vice President               Treasurer and
                                                                Chief
                                                                Financial
                                                                Officer

Thomas R. Graffeo                  Vice President

Marci Green                        Vice President

Alan Halfenger                     Vice President

Michael S. Hart                    Vice President

Jean-Francois Y. Hautemulle        Vice President

George R. Hrabovsky                Vice President

Dinah J. Huntoon                   Vice President

Scott Hutton                       Vice President

Anthony D. Ialeggio                Vice President

Theresa Iosca                      Vice President

Oscar J. Isoba                     Vice President

Danielle M. Klaskow                Vice President

Victor Kopelakis                   Vice President

Richard D. Kozlowski               Vice President

Daniel W. Krause                   Vice President

Donna M. Lamback                   Vice President

P. Dean Lampe Vice President

Joseph R. Laspina                  Vice President

Eric L. Levinson                   Vice President

Laurel E. Lindner                  Vice President

James M. Liptrot                   Vice President

James P. Luisi                     Vice President

Michael F. Mahoney                 Vice President

Scott T. Malatesta                 Vice President

Kathryn Austin Masters             Vice President

Michael V. Miller                  Vice President

Marcia L. Mohler                   Vice President

Thomas F. Monnerat                 Vice President

Charles B. Nanick                  Vice President

Michael F. Nash, Jr.               Vice President

Jamie A. Nieradka                  Vice President

Nicole Nolan-Koester               Vice President

Peter J. O'Brien                   Vice President

Timothy J. O'Connell               Vice President

Richard J. Olszewski               Vice President

Albert Orokos                      Vice President

Todd P. Patton                     Vice President

Jeffrey R. Petersen                Vice President

Catherine N. Peterson              Vice President

Mark A. Pletts                     Vice President

James J. Posch                     Vice President

Carol H. Rappa                     Vice President

Arlene L. Reddington               Vice President

Bruce W. Reitz                     Vice President

James A. Rie                       Vice President

Karen C. Satterberg                Vice President

Eileen B. Sebold                   Vice President

Stephanie Seminara                 Vice President

Richard J. Sidell                  Vice President

Teris A. Sinclair                  Vice President

Rayandra E. Slonina                Vice President

Bryant B. Smith                    Vice President

Jeffrey C. Smith                   Vice President

Eileen Stauber                     Vice President

Elizabeth K. Tramo                 Vice President

Benjamin H. Travers                Vice President

Marie R. Vogel                     Vice President

Wayne W. Wagner                    Vice President

Jesse L. Weissberger               Vice President

Mark E. Westmoreland               Vice President

Paul C. Wharf                      Vice President

Scott Whitehouse                   Vice President

Matthew Witschel                   Vice President

Michael A. Wolfsmith               Vice President

Stephen P. Wood                    Vice President

Richard J. Appaluccio              Assistant Vice
                                   President

Omar J. Aridi                      Assistant Vice
                                   President

Joseph D. Asselta                  Assistant Vice
                                   President

Andrew Berger                      Assistant Vice
                                   President

Susan Bieber                       Assistant Vice
                                   President

Paul G. Bishop                     Assistant Vice
                                   President

Henry Brennan                      Assistant Vice
                                   President

Alan T. Brum                       Assistant Vice
                                   President

Mark S. Burns                      Assistant Vice
                                   President

Maria L. Carreras                  Assistant Vice
                                   President

Chul Y. Chang                      Assistant Vice
                                   President

Judith A. Chin                     Assistant Vice
                                   President

Jorge Ciprian                      Assistant Vice
                                   President

Jeffrey T. Coghan                  Assistant Vice
                                   President

 Kenneth J. Connors                Assistant Vice
                                   President

Shawn M. Conroy                    Assistant Vice
                                   President

Ralph A. DiMeglio                  Assistant Vice
                                   President

Bernard J. Eng                     Assistant Vice
                                   President

Jeffrey M. Eschert                 Assistant Vice
                                   President

Michael J. Eustic                  Assistant Vice
                                   President

Arthur F. Hoyt, Jr.                Assistant Vice
                                   President

Mark W. Hubbard                    Assistant Vice
                                   President

David A. Hunt                      Assistant Vice
                                   President

Kumar Jagdeo II                    Assistant Vice
                                   President

Michael J. Kawula                  Assistant Vice
                                   President

Elizabeth E. Keefe                 Assistant Vice
                                   President

Edward W. Kelly                    Assistant Vice
                                   President

Thomas Khoury                      Assistant Vice
                                   President

Jeffrey M. Kusterer                Assistant Vice
                                   President

Evamarie C. Lombardo               Assistant Vice
                                   President

Daniel K. McGouran                 Assistant Vice
                                   President

Richard F. Meier                   Assistant Vice
                                   President

Steven M. Miller                   Assistant Vice
                                   President

Jeffrey D. Mosco                   Assistant Vice
                                   President

John J. Multhauf                   Assistant Vice
                                   President

Alex E. Pady                       Assistant Vice
                                   President

Wandra M. Perry-Hartsfield         Assistant Vice
                                   President

Irfan A. Raja                      Assistant Vice
                                   President

Rizwan A. Raja                     Assistant Vice
                                   President

Christian C. Reimer                Assistant Vice
                                   President

Brendan J. Reynolds                Assistant Vice
                                   President

David J. Riley                     Assistant Vice
                                   President

Christopher P. Rodney              Assistant Vice
                                   President

Peter V. Romeo                     Assistant Vice
                                   President

Jessica M. Rozman                  Assistant Vice
                                   President

Michelle Y. Ryba                   Assistant Vice
                                   President

Christina Santiago                 Assistant Vice
                                   President and
                                   Counsel

Mathew J. Scarlata                 Assistant Vice
                                   President

John Scialabba                     Assistant Vice
                                   President

Orlando Soler                      Assistant Vice
                                   President

Nancy D. Testa                     Assistant Vice
                                   President

Elsia M. Vasquez                   Assistant Vice
                                   President

Nina C. Wilkinson                  Assistant Vice
                                   President

Mark R. Manley                     Assistant Secretary

    (c)     Not Applicable.

ITEM 28.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.    Management Services.

            Not Applicable.

ITEM 30.    Undertakings.

            Not Applicable.

                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April 2003.


                                          ALLIANCE VARIABLE PRODUCTS
                                                SERIES FUND, INC.

                                           By: /s/ John D. Carifa
                                               ------------------
                                                   John D. Carifa
                                                   Chairman and President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


    SIGNATURE                      TITLE                  DATE
    ---------                      -----                  ----

1.  Principal Executive Officer

      /s/ John D. Carifa           Chairman and           April 30, 2003
      ------------------           President
         John D. Carifa


2.  Principal Financial and
    Accounting Officer

     /s/ Mark D. Gersten           Treasurer and          April 30, 2003
     -------------------           Chief Financial
         Mark D. Gersten           Officer


3.  All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Clifford L. Michel
    Donald J. Robinson

    By: /s/ Edmund P. Bergan, Jr.                         April 30, 2003
        -------------------------
        Edmund P. Bergan, Jr.
        (Attorney-in-fact)

                        INDEX TO EXHIBITS
                        -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(i)(2)            Opinion of Seward & Kissel LLP

(j)               Consent of Indenpendent Auditors


00250.0292 #401069